--------------------------------------------------------------------------------




                    WELLS FARGO ASSET SECURITIES CORPORATION
                                    (Seller)


                                       and


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                (Master Servicer)


                                       and


                     UNITED STATES TRUST COMPANY OF NEW YORK
                                    (Trustee)


                                       and


                            FIRST UNION NATIONAL BANK
                              (Trust Administrator)



                         POOLING AND SERVICING AGREEMENT


                          Dated as of November 30, 2000


                                 $500,276,312.44
                       Mortgage Pass-Through Certificates
                                 Series 2000-13





--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions.................................................
Section 1.02  Acts of Holders.............................................
Section 1.03  Effect of Headings and Table of Contents....................
Section 1.04  Benefits of Agreement.......................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans................................
Section 2.02  Acceptance by Trust Administrator...........................
Section 2.03  Representations and Warranties of the Master Servicer and
                the Seller................................................
Section 2.04  Execution and Delivery of Certificates......................
Section 2.05  Designation of Certificates; Designation of Startup Day and
                Latest Possible Maturity Date.............................
Section 2.06  Optional Substitution of Mortgage Loans.....................


                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account.........................................
Section 3.02  Permitted Withdrawals from the Certificate Account..........
Section 3.03  Advances by Master Servicer and Trust Administrator.........
Section 3.04  Trust Administrator to Cooperate;
                Release of Owner Mortgage Loan Files......................
Section 3.05  Reports to the Trustee and the Trust Administrator; Annual
                Compliance Statements.....................................
Section 3.06  Title, Management and Disposition of Any REO Mortgage Loan..
Section 3.07  Amendments to Servicing Agreements,
                Modification of Standard Provisions.......................
Section 3.08  Oversight of Servicing......................................
Section 3.09  Termination and Substitution of Servicing Agreements........
Section 3.10  Application of Net Liquidation Proceeds.....................
Section 3.11  Act Reports.................................................


                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions...............................................
Section 4.02  Allocation of Realized Losses...............................
Section 4.03  Paying Agent................................................
Section 4.04  Statements to Certificateholders;
                Report to the Trust Administrator and the Seller...........
Section 4.05  Reports to Mortgagors and the Internal Revenue Service......
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
                and Actions of Master Servicer............................


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates............................................
Section 5.02  Registration of Certificates................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates...........
Section 5.04  Persons Deemed Owners.......................................
Section 5.05  Access to List of Certificateholders' Names and Addresses...
Section 5.06  Maintenance of Office or Agency.............................
Section 5.07  Definitive Certificates.....................................
Section 5.08  Notices to Clearing Agency..................................


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer.............
Section 6.02  Merger or Consolidation of the Seller or the Master Servicer
Section 6.03  Limitation on Liability of the Seller, the Master Servicer
                and Others................................................
Section 6.04  Resignation of the Master Servicer..........................
Section 6.05  Compensation to the Master Servicer.........................
Section 6.06  Assignment or Delegation of Duties by Master Servicer.......
Section 6.07  Indemnification of Trustee, the Trust Administrator and
                Seller by Master Servicer.................................


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default...........................................
Section 7.02  Other Remedies of Trustee...................................
Section 7.03  Directions by Certificateholders and
                Duties of Trustee During Event of Default.................
Section 7.04  Action upon Certain Failures of the
                Master Servicer and upon Event of Default.................
Section 7.05  Trust Administrator to Act; Appointment of Successor........
Section 7.06  Notification to Certificateholders..........................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee and the Trust Administrator...............
Section 8.02  Certain Matters Affecting the Trustee and the Trust
                Administrator.............................................
Section 8.03  Neither Trustee nor Trust Administrator Required to Make
                Investigation.............................................
Section 8.04  Neither Trustee nor Trust Administrator Liable for
                Certificates or Mortgage Loans............................
Section 8.05  Trustee and the Trust Administrator May Own Certificates....
Section 8.06  The Master Servicer to Pay Fees and Expenses................
Section 8.07  Eligibility Requirements....................................
Section 8.08  Resignation and Removal.....................................
Section 8.09  Successor...................................................
Section 8.10  Merger or Consolidation.....................................
Section 8.11  Authenticating Agent........................................
Section 8.12  Separate Trustees and Co-Trustees...........................
Section 8.13  Appointment of Custodians...................................
Section 8.14  Tax Matters; Compliance with REMIC Provisions...............
Section 8.15  Monthly Advances............................................


                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Seller or Liquidation of
                All Mortgage Loans........................................
Section 9.02  Additional Termination Requirements.........................


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment...................................................
Section 10.02 Recordation of Agreement....................................
Section 10.03 Limitation on Rights of Certificateholders..................
Section 10.04 Governing Law; Jurisdiction.................................
Section 10.05 Notices.....................................................
Section 10.06 Severability of Provisions..................................
Section 10.07 Special Notices to Rating Agencies..........................
Section 10.08 Covenant of Seller..........................................
Section 10.09 Recharacterization..........................................


                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Cut-Off Date................................................
Section 11.02 Cut-Off Date Aggregate Principal Balance....................
Section 11.03 Original Class A Percentage.................................
Section 11.04 Original Principal Balances of the Classes of Class A
                Certificates..............................................
Section 11.05 Original Class A Non-PO Principal Balance...................
Section 11.06 Original Subordinated Percentage............................
Section 11.07 Original Class B Principal Balance..........................
Section 11.08 Original Principal Balances of the Classes of Class B
                Certificates..............................................
Section 11.09 Original Class B-1 Fractional Interest......................
Section 11.10 Original Class B-2 Fractional Interest......................
Section 11.11 Original Class B-3 Fractional Interest......................
Section 11.12 Original Class B-4 Fractional Interest......................
Section 11.13 Original Class B-5 Fractional Interest......................
Section 11.14 Original Class B-1 Percentage...............................
Section 11.15 Original Class B-2 Percentage...............................
Section 11.16 Original Class B-3 Percentage...............................
Section 11.17 Original Class B-4 Percentage...............................
Section 11.18 Original Class B-5 Percentage...............................
Section 11.19 Original Class B-6 Percentage...............................
Section 11.20 Closing Date................................................
Section 11.21 Right to Purchase...........................................
Section 11.22 Wire Transfer Eligibility...................................
Section 11.23 Single Certificate..........................................
Section 11.24 Servicing Fee Rate..........................................
Section 11.25 Master Servicing Fee Rate...................................

                                    EXHIBITS
                                    --------

EXHIBIT A-1    -   Form of Face of Class A-1 Certificate
EXHIBIT A-2    -   Form of Face of Class A-2 Certificate
EXHIBIT A-3    -   Form of Face of Class A-3 Certificate
EXHIBIT A-4    -   Form of Face of Class A-4 Certificate
EXHIBIT A-5    -   Form of Face of Class A-5 Certificate
EXHIBIT A-6    -   Form of Face of Class A-6 Certificate
EXHIBIT A-7    -   Form of Face of Class A-7 Certificate
EXHIBIT A-8    -   Form of Face of Class A-8 Certificate
EXHIBIT A-9    -   Form of Face of Class A-9 Certificate
EXHIBIT A-PO   -   Form of Face of Class A-PO Certificate
EXHIBIT A-R    -   Form of Face of Class A-R Certificate
EXHIBIT B-1    -   Form of Face of Class B-1 Certificate
EXHIBIT B-2    -   Form of Face of Class B-2 Certificate
EXHIBIT B-3    -   Form of Face of Class B-3 Certificate
EXHIBIT B-4    -   Form of Face of Class B-4 Certificate
EXHIBIT B-5    -   Form of Face of Class B-5 Certificate
EXHIBIT B-6    -   Form of Face of Class B-6 Certificate
EXHIBIT C      -   Form of Reverse of Series 2000-13 Certificates
EXHIBIT D      -   Reserved
EXHIBIT E      -   Custodial Agreement
EXHIBIT F-1    -   Schedule of Type 1 Mortgage Loans
EXHIBIT F-2    -   Schedule of Type 2 Mortgage Loans
EXHIBIT F-3    -   Schedule of Other Servicer Mortgage Loans
EXHIBIT G      -   Request for Release
EXHIBIT H      -   Affidavit Pursuant to Section 860E(e)(4) of the Internal
                   Revenue Code of 1986, as amended, and for Non-ERISA Investors
EXHIBIT I      -   Letter from Transferor of Residual Certificates
EXHIBIT J      -   Transferee's Letter (Class [B-4] [B-5] [B-6] Certificates)
EXHIBIT K      -   [Reserved]
EXHIBIT L      -   Servicing Agreements
EXHIBIT M      -   Form of Special Servicing Agreement
SCHEDULE I     -   Applicable Unscheduled Principal Receipt Period

            This Pooling and Servicing Agreement, dated as of November 30, 2000 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee, and FIRST UNION NATIONAL BANK, as Trust Administrator.


                         W I T N E S S E T H    T H A T:
                         - - - - - - - - - -    - - - -

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trustee and the Trust Administrator agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01 DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Accretion Directed Certificates: The Class A-2, Class A-3, Class A-4, Class A-6 and Class A-7 Certificates.

            Accretion Termination Date: For (a) the Class A-5 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class A-2, Class A-3 and Class A-4 Certificates have been reduced to zero or (ii) the Cross-Over Date and (b) the Class A-8 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class A-7 Certificates has been reduced to zero or (ii) the Cross-Over Date.

            Accrual Certificates:  The Class A-5 and Class A-8 Certificates.

            Accrual Distribution Amount: As to any Distribution Date prior to the applicable Accretion Termination Date and any Class of Accrual Certificates, an amount equal to the sum of (i) the Class A Interest Percentage of such Class of Accrual Certificates of the Current Class A Interest Distribution Amount and
(ii) the Class A Interest Shortfall Percentage of such Class of Accrual Certificates of the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph second of Section 4.01(a) on such Distribution Date. As to any Distribution Date on or after the applicable Accretion Termination Date, zero.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and the Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and the Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Class A Certificates.

            Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans for which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans for which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Aggregate Non-PO Principal Balance: With respect to any Distribution Date, the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance as of such Distribution Date.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trust Administrator pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: With respect to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and
(c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $111,741.87 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

            Bank United Mortgage Loan Sale Agreement: The mortgage loan sale agreement dated as of September 17, 1998 between Bank United, as seller, and Wells Fargo Funding, Inc., as purchaser.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, First Union National Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trust Administrator.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trust Administrator.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-PO Certificates or Class A-R Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-5, Class A-8 and Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of
Section 4.01(a). As to the Accrual Certificates, (a) as to any Distribution Date prior to the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a) and Paragraph third clause (A) of Section 4.01(a) and (b) as to any Distribution Date on or after the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause
(B) and fourth of Section 4.01(a) on such Distribution Date.

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of Interest Accrual Amount).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a), including, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Principal Balances of the Class A Certificates (other than the Accrual Certificates and the Class A-PO Certificates); and (ii) with respect to each Class of Accrual Certificates, the lesser of the Principal Balance of such Class of Accrual Certificates and the Original Principal Balance of such Class of Accrual Certificates.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of a Class of Accrual Certificates, the Original Principal Balance of such Class if lower) by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall, and (iii) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

            (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

            (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class A Prepayment Percentage of the Non-PO Recovery for such Distribution Date.

            Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a).

            Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the sum of the Accrual Distribution Amounts, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

            Class A Pass-Through Rate: As to the Class A-3, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-R Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-1 and Class A-2 Certificates, 7.750% per annum. As to the Class A-4 Certificates, 7.250% per annum. As to the Class A-5 Certificates, 7.463% per annum. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in November 2005, 100%. As to any Distribution Date subsequent to November 2005 to and including the Distribution Date in November 2006, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to November 2006 to and including the Distribution Date in November 2007, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to November 2007 to and including the Distribution Date in November 2008, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to November 2008 to and including the Distribution Date in November 2009, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to November 2009, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to the Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the November preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). No reduction in the Class A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the current Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed
(1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including December 2005 and November 2006, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including December 2006 and November 2007, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including December 2007 and November 2008, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including December 2008 and November 2009, and (5) 50% of the Original Class B Principal Balance, if such Distribution Date occurs during or after December 2009. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-PO Certificates and Class A-R Certificate.

            Class A Unpaid Interest Shortfall: As to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class (or in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a).

            Class A-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit C hereto.

            Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

            Class A-7 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit C hereto.

            Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

            Class A-8 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit C hereto.

            Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

            Class A-9 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit C hereto.

            Class A-9 Certificateholder: The registered holder of a Class A-9 Certificate.

            Class A-PO Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) the sum of (x) the sum of the Class A-PO Recoveries for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

            (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Scheduled Principal Balance of each Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class A-PO Recovery for such Distribution Date.

            Class A-PO Recovery: As to any Distribution Date prior to the Cross-Over Date, the lesser of (a) the Class A-PO Deferred Amount for such Distribution Date (calculated without regard to the Class A-PO Recovery for such Distribution Date) and (b) an amount equal to the sum as to each Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan. As to any Distribution Date on or after the Cross-Over Date, the amount determined in accordance with clause (b) above.

            Class A-R Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: With respect to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date, 7.500% per annum.

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

            (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-1 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-1 Certificates are the most subordinate Certificates outstanding, the Class B-1 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

            Class B-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

            (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-2 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-2 Certificates are the most subordinate Certificates outstanding, the Class B-2 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

            Class B-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

            (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-3 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-3 Certificates are the most subordinate Certificates outstanding, the Class B-3 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

            Class B-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

            (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-4 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-4 Certificates are the most subordinate Certificates outstanding, the Class B-4 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

            Class B-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth and nineteenth of Section 4.01(a).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

            (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-5 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-5 Certificates are the most subordinate Certificates outstanding, the Class B-5 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

            Class B-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

            (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trust Administrator in respect of such Mortgage Loan; and

(II) the Class B-6 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and
(b) the Realized Losses allocated through such Determination Date to the Class B-6 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-6 Certificates are outstanding, the Class B-6 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating Interest: With respect to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trust Administrator or Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office with respect to the Trust Administrator at the date of the execution of this instrument is located at 401 South Tryon Street, NC 1179, Charlotte, North Carolina 28202 and with respect to the Trustee, at the date of execution of this instrument is located at 114 West 47th Street, New York, New York 10036.

            Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

            Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Certificates pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to
Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of the Trustee or Trust Administrator. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates: As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.500%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

            (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

            (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

            (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

            (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

            (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

            Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized and as to which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

            Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized and as to which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of
(a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Certificates is December 25, 2030, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Fitch: Fitch, Inc., or its successors in interest.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 7.500%,
(b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 7.500%, (ii) the applicable Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

            Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $10,005,526.25 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class as of the Determination Date immediately preceding such Distribution Date minus (ii) the Class A Interest Percentage of such Class of (a) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (b) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (c) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of
(x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Master Servicer: Wells Fargo Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate: As set forth in Section 11.26.

            MERS:  As defined in Section 2.01.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            Month End Interest: As defined in each Servicing Agreement.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's: Moody's Investors Service, Inc. or its successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of November 30, 2000 between WFHM, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Sections 2.02, 2.03 or 2.06 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

             (i)  the Mortgage Loan identifying number;

            (ii)  the city, state and zip code of the Mortgaged Property;

           (iii)  the type of property;

            (iv)  the Mortgage Interest Rate;

             (v)  the Net Mortgage Interest Rate;

            (vi)  the Monthly Payment;

           (vii)  the original number of months to maturity;

          (viii)  the scheduled maturity date;

            (ix)  the Cut-Off Date Principal Balance;

             (x)  the Loan-to-Value Ratio at origination;

            (xi)  whether such Mortgage Loan is a Subsidy Loan;

           (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

          (xiii)  the applicable Servicing Fee Rate;

           (xiv)  the Master Servicing Fee Rate;

            (xv)  Fixed Retained Yield, if applicable; and

           (xvi) for each Other Servicer Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Sections 2.02, 2.03 or 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder: As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Mortgage Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.500%.

            Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the Class A-PO Recovery for such Distribution Date.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer, the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trust Administrator or, in the case of a Master Servicer or the Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and
(b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person: As defined in Section 4.01(f).

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or the Trust Administrator, as the case may be.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or fifth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-R Certificates, as set forth in Section 11.06.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.08.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.10.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.11.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.12.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.13.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.14.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.17.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.18.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.19.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.20.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.09.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer: Any of the Servicers other than WFHM.

            Other Servicer Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

            Other Servicing Agreements: The Servicing Agreements other than the WFHM Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Sections 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements (or in the case of each Mortgage Loan serviced by Bank United, the documents specified in the Bank United Mortgage Loan Sale Agreement) under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trust Administrator, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in
Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan: As defined in Section 5.02(c).

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Class A Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03, and
(iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Sections 2.02 or 2.03 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Mortgage Loan substituted for a Mortgage Loan pursuant to Sections 2.02,
      2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Liquidation Profits;

            (k) Month End Interest; and

            (l) all amounts reimbursable to a Servicer for PMI Advances.

            Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:


                                                                   Prepayment
                                                                     Shift
Distribution Date Occurring In                                     Percentage
------------------------------                                     ----------

December 2000 through November 2005............................         0%
December 2005 through November 2006............................        30%
December 2006 through November 2007............................        40%
December 2007 through November 2008............................        60%
December 2008 through November 2009............................        80%
December 2009 and thereafter...................................       100%

            Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates, the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class of Class A Certificates (other than the Class A-PO Certificates), the Original Principal Balance of such Class (increased in the case of a Class of Accrual Certificates by the Accrual Distribution Amounts with respect to prior Distribution Dates for such Class of Accrual Certificates) less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a), (ii) as a result of a Principal Adjustment and (iii), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class pursuant to Section 4.02(b). After the Cross-Over Date, each such Principal Balance of a Class of Class A Certificates (other than the Class A-PO Certificates) will also be reduced (if clause (i) is greater than clause (ii)) or increased (if clause (i) is less than clause (ii)) on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the difference, if any, between (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence and (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to
Section 4.02(b). After the Cross-Over Date, the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Notwithstanding the foregoing, no Principal Balance of a Class will be increased on any Determination Date such that the Principal Balance of such Class exceeds its Original Principal Balance (plus any Accrual Distribution Amounts previously added to the Principal Balance of a Class of Accrual Certificates) less all amounts previously distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph third clause (A) of Section 4.01(a), Paragraph third clause (B) of Section 4.01(a), or Paragraphs seventh, tenth, thirteenth, sixteenth, nineteenth or twenty-second of Section 4.01(a).

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Priority Amount: For any Distribution Date, the lesser of (i) the Principal Balance of the Class A-9 Certificates and (ii) the sum of (A) the product of (1) the Priority Percentage, (2) the Shift Percentage and (3) the Scheduled Principal Amount and (B) the product of (1) the Priority Percentage,
(2) the Prepayment Shift Percentage and (3) the Unscheduled Principal Amount.

            Priority Percentage: The Principal Balance of the Class A-9 Certificates divided by the Aggregate Non-PO Principal Balance.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated November 20, 2000 as supplemented by the prospectus supplement dated November 27, 2000, relating to the Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are Fitch and, other than for the Class A-R Certificate, Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is Fitch. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trust Administrator and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean F-1+ in the case of Fitch, P-1 in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of Fitch and Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Relevant Anniversary: See "Bankruptcy Loss Amount."

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date: As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(i) and Iy(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Class A Percentage.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of WFHM, National City Mortgage Co., Washington Mutual, Inc., HSBC Mortgage Corporation (USA), Bank United, Chevy Chase Bank, F.S.B., First Union Mortgage Corporation, HomeSide Lending, Inc., Fleet Mortgage Corp., First Horizon Home Loan Corporation, Old Kent Mortgage Company, Hibernia National Bank, Colonial Savings, F.A., The Huntington Mortgage Company and First Nationwide Mortgage Corporation, as Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                                    Shift
Distribution Date Occurring In                                   Percentage
------------------------------                                   ----------

December 2000 through November 2005...........................        0%
December 2005 and thereafter...................................     100%

            Similar Law: As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

            Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

            (1)   normal wear and tear;

            (2) infidelity, conversion or other dishonest act on the part of the Trustee, Trust Administrator or the Servicer or any of their agents or employees; or

            (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the Servicing Agreement.

            Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $5,002,763.12 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

            Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

            Startup Day: As defined in Section 2.05.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan: As defined in Section 2.02

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Sections 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trust Administrator: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trust administrator appointed as herein provided.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trust Administrator, on behalf of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Trustee: United States Trust Company of New York, or any successor trustee appointed as herein provided.

            Type 1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Mid-Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Type 2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Prior Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(ii) and Iy(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Class A Prepayment Percentage.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            U.S. Person: As defined in Section 4.01(f).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Holders of each Class of Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans .

            WFHM: Wells Fargo Home Mortgage, Inc., or its successor in interest.

            WFHM Correspondents: The entities listed on the Mortgage Loan Schedule, from which WFHM purchased the Mortgage Loans.

            WFHM Servicing Agreement: The Servicing Agreement providing for the servicing of the Type 1 Mortgage Loans and Type 2 Mortgage Loans initially by WFHM.

            SECTION 1.02 ACTS OF HOLDERS.
                         ---------------

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Trust Administrator deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03 EFFECT OF HEADINGS AND TABLE OF CONTENTS.
                         ----------------------------------------

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04 BENEFITS OF AGREEMENT.
                         ---------------------

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01 CONVEYANCE OF MORTGAGE LOANS.
                         ----------------------------

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, and
(d) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust Administrator, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by WFHM or the applicable WFHM Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trust Administrator will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trust Administrator within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Trust Administrator on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, in the states as to which the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make an assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02 ACCEPTANCE BY TRUST ADMINISTRATOR.
                         ---------------------------------

            The Trust Administrator, on behalf of the Trustee acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments (unless the related Mortgage has been registered in the name of MERS or its designee) and other documents required to be delivered on the Closing Date pursuant to Section
2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate less any Fixed Retained Yield through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with
(i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders, the Trust Administrator on behalf of the Trustee and the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this
Section 2.02.

            The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER
                         AND THE SELLER.
                         -----------------------------------------------------

            (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

            (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

            (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

            (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
      Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

            (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

            (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

            (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

            (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

            (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

            (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

            (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

            (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust Administrator, on behalf of the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator, on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

            (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

            (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

            (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

            (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

            (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trust Administrator in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

            (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

            (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator, on behalf of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection (b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee, or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04 EXECUTION AND DELIVERY OF CERTIFICATES.
                         --------------------------------------

            The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY
                         AND LATEST POSSIBLE MATURITY DATE.
                         -------------------------------------------------------

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is December 25, 2030 for purposes of Code Section 860G(a)(1).

            SECTION 2.06 OPTIONAL SUBSTITUTION OF MORTGAGE LOANS.
                         ---------------------------------------

            During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Mortgage Loan a Substitute Mortgage Loan meeting the requirements of Section 2.02. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in
Section 2.02, shall be deposited in the Certificate Account.


                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01 CERTIFICATE ACCOUNT.
                         -------------------

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

            (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

            (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Sections 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02 PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT.
                         --------------------------------------------------

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.06, 3.08 or 9.01) respecting which any such Periodic Advance was made;

            (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

            (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

            (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

            (v) to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Sections 2.02, 2.03 or 2.06 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

            (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

            (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

            (x) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

            (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

            (xii) to clear and terminate the Certificate Account pursuant to
      Section 9.01; and

            (xiii) to pay to WFHM from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            SECTION 3.03 ADVANCES BY MASTER SERVICER AND TRUST ADMINISTRATOR.
                         ---------------------------------------------------

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In addition, if under the terms of an Other Servicing Agreement, the applicable Servicer is not required to make Periodic Advances on a Mortgage Loan or REO Mortgage Loan through the liquidation of such Mortgage Loan or REO Mortgage Loan, the Master Servicer to the extent provided hereby shall make the Periodic Advances thereon during the period the Servicer is not obligated to do so. In the event WFHM fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the WFHM Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trust Administrator shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trust Administrator has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trust Administrator with respect to any such Distribution Date (i) the amount of Periodic Advances required of WFHM or such Other Servicer, as the case may be,
(ii) the amount actually advanced by WFHM or such Other Servicer, (iii) the amount that the Trust Administrator or Master Servicer is required to advance hereunder, including any amount the Master Servicer is required to advance pursuant to the second sentence of this Section 3.03(a) and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trust Administrator or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent WFHM fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the WFHM Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of WFHM, certify to the Trust Administrator that such failure has occurred. Upon receipt of such certification, the Trust Administrator shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trust Administrator shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trust Administrator, withdraw from the Certificate Account and remit to the Trust Administrator any amounts to which the Trust Administrator is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and (v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04 TRUST ADMINISTRATOR TO COOPERATE;
                         RELEASE OF OWNER MORTGAGE LOAN FILES.
                         -------------------------------------

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer pursuant to clause (ii) of the preceeding paragraph, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05 REPORTS TO THE TRUSTEE AND THE TRUST ADMINISTRATOR;
`                        ANNUAL COMPLIANCE STATEMENTS.
                         ---------------------------------------------------

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

            (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in (iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE
                         LOAN.
                         -----------------------------------------------------

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07 AMENDMENTS TO SERVICING AGREEMENTS, MODIFICATION OF
                         STANDARD PROVISIONS.
                         ---------------------------------------------------

            (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth
(i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, the Trustee or the Trust Administrator, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the WFHM Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

            (ii) The Master Servicer may direct WFHM to enter into an amendment to the WFHM Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08 OVERSIGHT OF SERVICING.
                         ----------------------

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's, the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates,
(ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator, on behalf of the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall be entitled to repurchase at its option (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, WFHM requests the Seller to repurchase and to sell to WFHM to facilitate the exercise of WFHM's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trust Administrator, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or
(ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09 TERMINATION AND SUBSTITUTION OF SERVICING AGREEMENTS.
                         ----------------------------------------------------

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) WFHM fails to make any advance, as a consequence of which the Trust Administrator is obligated to make an advance pursuant to Section 3.03 and (ii) the Trust Administrator provides WFHM written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trust Administrator shall recommend to the Trustee the termination of the WFHM Servicing Agreement without the recommendation of the Master Servicer and upon such recommendation, the Trustee shall terminate the WFHM Servicing Agreement. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. In addition, the Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorney's fees) arising out of, or assessed against the Trustee in connection with the termination of the WFHM Servicing Agreement as provided in the second preceding sentence. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10 APPLICATION OF NET LIQUIDATION PROCEEDS.
                         ---------------------------------------

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11 ACT REPORTS.
                         -----------

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.


                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            SECTION 4.01 DISTRIBUTIONS.
                         -------------

            (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to each Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to each Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with
Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

            fifth, to the Class B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

            sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

            seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eighth, to the Class B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

            ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

            tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eleventh, to the Class B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

            twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

            thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

            fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

            sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

            eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

            nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

            twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

            twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

            twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance of any Class (other than the Class A-R Certificate) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their outstanding Principal Balances.

            (b) On each Distribution Date prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Class A Certificates (other than the Class A-PO Certificates) sequentially as follows:

            I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-5 Certificates, the Accrual Distribution Amount for the Class A-5 Certificates will be allocated sequentially as follows:

            first, concurrently, to the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, until the Principal Balance of each such Class has been reduced to zero; and

            second, to the Class A-5 Certificates, until the Principal Balance thereof has been reduced to zero;

            II. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-8 Certificates, the Accrual Distribution Amount for the Class A-8 Certificates will be allocated sequentially to the Class A-6, Class A-7 and Class A-8 Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero;

            III. On each Distribution Date prior to the Cross-Over Date, the Class A Non-PO Principal Amount will be allocated among and distributed in reduction of the Principal Balances of the Class A Certificates (other than the Class A-PO Certificates) sequentially as follows:

            first, to the Class A-9 Certificates, up to the Priority Amount for such Distribution Date;

            second, to the Class A-R Certificate, until the Principal Balance thereof has been reduced to zero;

            third, concurrently, 12.8919860627% to the Class A-1 Certificates, until the Principal Balance thereof has been reduced to zero and 87.1080139373%, sequentially, as follows:

                  (a) concurrently, to the Class A-2, Class A-3 and Class A-4
            Certificates, pro rata, until the Principal Balance of each such Class has been reduced to zero; and

                  (b) to the Class A-5 Certificates, until the Principal Balance thereof has been reduced to zero;

            fourth, sequentially, to the Class A-6, Class A-7 and Class A-8 Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero; and

            fifth, to the Class A-9 Certificates, without regard to the Priority Amount for such Distribution Date, until the Principal Balance thereof has been reduced to zero.

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

            (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

            (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-R Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a).

            (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02 ALLOCATION OF REALIZED LOSSES.
                         -----------------------------

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

            first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

            second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

            third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

            fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

            fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

            sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

            seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date to the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Principal Balances.

            (c) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (d)   [Intentionally Left Blank]

            (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated between (i) the Class A Certificates and (ii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Classes of Class A Certificates based on each Class's Class A Interest Percentage. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

            SECTION 4.03 PAYING AGENT.
                         ------------

            (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and

            (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04 STATEMENTS TO CERTIFICATEHOLDERS; REPORTS TO THE TRUST
                         ADMINISTRATOR AND THE SELLER.
                         ------------------------------------------------------

            Concurrently with each distribution pursuant to Section 4.01(e), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

            (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class A Certificates for such Distribution Date;

            (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

            (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

            (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

            (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

            (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

            (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by WFHM and, collectively, by the Other Servicers as of such Distribution Date;

            (x) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

            (xi) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

            (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

            (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

            (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

            (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

            (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (xvii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

            (xviii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

            (xix) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

            (xx) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

            (xxi) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

            (xxii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

            (xxiii) the Class A-PO Deferred Amount if any;

            (xxiv) the amount of PMI Advances made by a Servicer, if any; and

            (xxv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R Certificate) with a $1,000 Denomination, and as a dollar amount per Class A-R Certificate with a $100 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or, Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

            SECTION 4.05 REPORTS TO MORTGAGORS AND THE INTERNAL REVENUE SERVICE.
                         ------------------------------------------------------

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF
                         INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.
                         -----------------------------------------------

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.


                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01 THE CERTIFICATES.
                         ----------------

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R Certificate, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-R Certificate) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-R, A-PO, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

            SECTION 5.02 REGISTRATION OF CERTIFICATES.
                         ----------------------------

            (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of
Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trust Administrator or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Holder of a Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trust Administrator is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the Trust Administrator shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company, (A) the source of funds used to purchase the Class B-4, Class B-5 or Class B-6 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B)
there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B-4, Class B-5 or Class B-6 Certificate is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B-4, Class B-5 or Class B-6 Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class B-4, Class B-5 or Class B-6 Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer and
(B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Class B-4, Class B-5 and Class B-6 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.
                         -------------------------------------------------

            If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04 PERSONS DEEMED OWNERS.
                         ---------------------

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND
                         ADDRESSES.
                         -----------------------------------------------

            (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trust Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06 MAINTENANCE OF OFFICE OR AGENCY.
                         -------------------------------

            The Trust Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07 DEFINITIVE CERTIFICATES.
                         -----------------------

            If (i)(A) the Master Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08 NOTICES TO CLEARING AGENCY.
                         --------------------------

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01 LIABILITY OF THE SELLER AND THE MASTER SERVICER.
                         -----------------------------------------------

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER
                         SERVICER.
                         ---------------------------------------------------

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER
                         SERVICER AND OTHERS.
                         -------------------------------------------------

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, including without limitation, any legal action against the Trustee or Trust Administrator in their respective capacities hereunder, other than any loss, liability or expense (including without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

            SECTION 6.04 RESIGNATION OF THE MASTER SERVICER.
                         ----------------------------------

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the Trustee, the Trust Administrator or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05 COMPENSATION TO THE MASTER SERVICER.
                         -----------------------------------

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

            SECTION 6.06 ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER SERVICER.
                         -----------------------------------------------------

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee and the Trust Administrator, in the exercise of its reasonable judgment, and executes and delivers to the Trustee and the Trust Administrator an agreement, in form and substance reasonably satisfactory to the Trustee and the Trust Administrator, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee, the Trust Administrator or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07 INDEMNIFICATION OF TRUSTEE, THE TRUST ADMINISTRATOR AND
                         SELLER BY MASTER SERVICER.
                         -------------------------------------------------------

            The Master Servicer shall indemnify and hold harmless the Trustee, the Trust Administrator and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee, the Trust Administrator or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.


                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01 EVENTS OF DEFAULT.
                         -----------------

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

            (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer and the Trust Administrator (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator, on behalf of the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trust Administrator, on behalf of the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator and Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator, on behalf of the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02 OTHER REMEDIES OF TRUSTEE.
                         -------------------------

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE
                         DURING EVENT OF DEFAULT.
                         ------------------------------------------------------

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04 ACTION UPON CERTAIN FAILURES OF THE MASTER SERVICER AND
                         UPON EVENT OF DEFAULT.
                         -------------------------------------------------------

            In the event that the Trustee or the Trust Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or
(ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or the Trust Administrator may, but need not if the Trustee or the Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or the Trust Administrator, as the case may be, shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05 TRUST ADMINISTRATOR TO ACT; APPOINTMENT OF SUCCESSOR.
                         ----------------------------------------------------

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator, on behalf of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section
7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06 NOTIFICATION TO CERTIFICATEHOLDERS.
                         ----------------------------------

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trust Administrator shall also, within 45 days after the occurrence of any Event of Default known to the Trust Administrator, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01 DUTIES OF TRUSTEE AND THE TRUST ADMINISTRATOR.
                         ---------------------------------------------

            The Trustee and the Trust Administrator, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee and the Trust Administrator, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Trust Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee and the Trust Administrator shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee and the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trust Administrator and, in the absence of bad faith on the part of the Trustee and the Trust Administrator, the Trustee and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Trust Administrator, and conforming to the requirements of this Agreement;

            (ii) The Trustee and the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee and the Trust Administrator, or exercising any trust or power conferred upon the Trustee and the Trust Administrator under this Agreement; and

            (iii) The Trustee and the Trust Administrator shall not be liable for any error of judgment made in good faith by any of their respective Responsible Officers, unless it shall be proved that the Trustee or the Trust Administrator or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02 CERTAIN MATTERS AFFECTING THE TRUSTEE AND THE TRUST
                         ADMINISTRATOR.
                         ---------------------------------------------------

            Except as otherwise provided in Section 8.01:

            (i) Each of the Trustee and the Trust Administrator may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee or Trust Administrator, as applicable may prescribe;

            (ii) Each of the Trustee and the Trust Administrator may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) Neither of the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trust Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trust Administrator may be required to act as Master Servicer pursuant to
      Section 7.05 and thereupon only for the acts or omissions of the Trust Administrator as successor Master Servicer; and

            (v) Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03 NEITHER TRUSTEE NOR TRUST ADMINISTRATOR REQUIRED TO
                         MAKE INVESTIGATION.
                         ---------------------------------------------------

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

            SECTION 8.04 NEITHER TRUSTEE NOR TRUST ADMINISTRATOR LIABLE FOR
                         CERTIFICATES OR MORTGAGE LOANS.
                         --------------------------------------------------

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05 TRUSTEE AND THE TRUST ADMINISTRATOR MAY OWN
                         CERTIFICATES.
                         -------------------------------------------

            Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06 THE MASTER SERVICER TO PAY FEES AND EXPENSES.
                         --------------------------------------------

            The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

            SECTION 8.07 ELIGIBILITY REQUIREMENTS.
                         ------------------------

            Each of the Trustee and the Trust Administrator hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in
Section 8.08.

            SECTION 8.08 RESIGNATION AND REMOVAL.
                         -----------------------

            Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee or trust administrator. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee or trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee or trust administrator shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator.

            If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or the Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09 SUCCESSOR.
                         ---------

            Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or successor trust administrator, as the case may be, the successor trustee or trust administrator shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10 MERGER OR CONSOLIDATION.
                         -----------------------

            Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or Trust Administrator, as the case may be, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

            SECTION 8.11 AUTHENTICATING AGENT.
                         --------------------

            The Trust Administrator may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12 SEPARATE TRUSTEES AND CO-TRUSTEES.
                         ---------------------------------

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13 APPOINTMENT OF CUSTODIANS.
                         -------------------------

            The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

            SECTION 8.14 TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.
                         ---------------------------------------------

            (a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions);
(v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans), other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the property of the REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-PO, A-R, B-1, B-2, B-3, B-4, B-5 and B-6 Certificates; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trust Administrator that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be the tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee's sole duties with respect to the REMIC are to sign the tax returns referred to in clause (i) of the second preceding sentence and to comply with written directions from the Master Servicer or the Trust Administrator.

            In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee, respectively, to perform its obligations under this Section 8.14.

            SECTION 8.15 MONTHLY ADVANCES.
                         ----------------

            In the event that WFHM fails to make a Periodic Advance required to be made pursuant to the WFHM Servicing Agreement on or before the Distribution Date, the Trust Administrator shall make a Periodic Advance as required by
Section 3.03 hereof; provided, however, the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by WFHM, the Trust Administrator shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.


                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01 TERMINATION UPON PURCHASE BY THE SELLER OR LIQUIDATION
                         OF ALL MORTGAGE LOANS.
                         ------------------------------------------------------

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Trust Administrator by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the price paid pursuant to clause
(i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i),
(ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Section 4.02(a) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders. The Trust Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02 ADDITIONAL TERMINATION REQUIREMENTS.
                         -----------------------------------

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

            (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01 AMENDMENT.
                          ---------

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (v) to modify, eliminate or add to the provisions of
Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and
(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder, the Trustee or the Trust Administrator; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

            (a) changing the Applicable Unscheduled Principal Receipt Period for Type 2 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

            (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trust Administrator.

            SECTION 10.02 RECORDATION OF AGREEMENT.
                          ------------------------

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.
                          ------------------------------------------

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04 GOVERNING LAW; JURISDICTION.
                          ---------------------------

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05 NOTICES.
                          -------

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer, the Trust Administrator and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office and, (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trust Administrator or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, the Servicer or a Certificateholder.

            SECTION 10.06 SEVERABILITY OF PROVISIONS.
                          --------------------------

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07 SPECIAL NOTICES TO RATING AGENCIES.
                          ----------------------------------

            (a) The Trust Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 10.01(a);

            (ii) any sale or transfer of the Class B Certificates pursuant to
      Section 5.02 to an affiliate of the Seller;

            (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

            (iv) any resignation of the Master Servicer pursuant to Section
      6.04;

            (v) the occurrence of any of the Events of Default described in
      Section 7.01;

            (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

            (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

            (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the appointment of a Custodian pursuant to Section 2.02;

            (ii) the resignation or removal of the Trustee or the Trust Administrator pursuant to Section 8.08;

            (iii) the appointment of a successor trustee or trust administrator pursuant to Section 8.09; or

            (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c)   The Master Servicer shall deliver to each Rating Agency:

            (i) reports prepared pursuant to Section 3.05; and

            (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08 COVENANT OF SELLER.
                          ------------------

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09 RECHARACTERIZATION.
                          ------------------

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.


                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            SECTION 11.01 CLASS A FIXED PASS-THROUGH RATE.
                          -------------------------------

            The Class A Fixed Pass-Through Rate is 7.500% per annum.

            SECTION 11.02 CUT-OFF DATE.
                          ------------

            The Cut-Off Date for the Certificates is November 1, 2000.

            SECTION 11.03 CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.
                          ----------------------------------------

            The Cut-Off Date Aggregate Principal Balance is $500,276,312.44.

            SECTION 11.04 ORIGINAL CLASS A PERCENTAGE.
                          ---------------------------

            The Original Class A Percentage is 95.74892549%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A
                          CERTIFICATES.
                          -----------------------------------------------------

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                    Original
         Class                  Principal Balance
         -----                  -----------------
       Class A-1                 $ 50,135,000.00
       Class A-2                 $ 50,000,000.00
       Class A-3                 $177,113,000.00
       Class A-4                 $ 98,137,000.00
       Class A-5                 $ 13,500,000.00
       Class A-6                 $ 14,606,000.00
       Class A-7                 $ 10,000,000.00
       Class A-8                 $ 15,390,000.00
       Class A-9                 $ 50,028,000.00
       Class A-PO                $    104,537.61
       Class A-R                 $        100.00

            SECTION 11.06 ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.
                          -----------------------------------------

            The Original Class A Non-PO Principal Balance is $478,909,100.00.

            SECTION 11.07 ORIGINAL SUBORDINATED PERCENTAGE.
                          --------------------------------

            The Original Subordinated Percentage is 4.25107451%.

            SECTION 11.08 ORIGINAL CLASS B PRINCIPAL BALANCE.
                          ----------------------------------

            The Original Class B Principal Balance is $21,262,674.83.

            SECTION 11.09 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B
                          CERTIFICATES.
                          -----------------------------------------------------

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                              Original
              Class                      Principal Balance
              -----                      -----------------
            Class B-1                    $    9,256,000.00
            Class B-2                    $    4,502,000.00
            Class B-3                    $    2,752,000.00
            Class B-4                    $    1,751,000.00
            Class B-5                    $    1,250,000.00
            Class B-6                    $    1,751,674.83


            SECTION 11.10 ORIGINAL CLASS B-1 FRACTIONAL INTEREST.
                          --------------------------------------

            The Original Class B-1 Fractional Interest is 2.40051027%.

            SECTION 11.11 ORIGINAL CLASS B-2 FRACTIONAL INTEREST.
                          --------------------------------------

            The Original Class B-2 Fractional Interest is 1.50041949%.

            SECTION 11.12 ORIGINAL CLASS B-3 FRACTIONAL INTEREST.
                          --------------------------------------

            The Original Class B-3 Fractional Interest is 0.95020852%.

            SECTION 11.13 ORIGINAL CLASS B-4 FRACTIONAL INTEREST.
                          --------------------------------------

            The Original Class B-4 Fractional Interest is 0.60012879%.

            SECTION 11.14 ORIGINAL CLASS B-5 FRACTIONAL INTEREST.
                          --------------------------------------

            The Original Class B-5 Fractional Interest is 0.35021464%.

            SECTION 11.15 ORIGINAL CLASS B-1 PERCENTAGE.
                          -----------------------------

            The Original Class B-1 Percentage is 1.85056424%.

            SECTION 11.16 ORIGINAL CLASS B-2 PERCENTAGE.
                          -----------------------------

            The Original Class B-2 Percentage is 0.90009077%.

            SECTION 11.17 ORIGINAL CLASS B-3 PERCENTAGE.
                          -----------------------------

            The Original Class B-3 Percentage is 0.55021098%.

            SECTION 11.18 ORIGINAL CLASS B-4 PERCENTAGE.
                          -----------------------------

            The Original Class B-4 Percentage is 0.35007973%.

            SECTION 11.19 ORIGINAL CLASS B-5 PERCENTAGE.
                          -----------------------------

            The Original Class B-5 Percentage is 0.24991414%.

            SECTION 11.20 ORIGINAL CLASS B-6 PERCENTAGE.
                          -----------------------------

            The Original Class B-6 Percentage is 0.35021465%.

            SECTION 11.21 CLOSING DATE.
                          ------------

            The Closing Date is November 30, 2000.

            SECTION 11.22 RIGHT TO PURCHASE.
                          -----------------

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $50,027,631.24 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23 WIRE TRANSFER ELIGIBILITY.
                          -------------------------

            With respect to the Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. The Class A-R Certificate is not eligible for wire transfer.

            SECTION 11.24 SINGLE CERTIFICATE.
                          ------------------

            A Single Certificate for each Class of Class A Certificates (other than the Class A-R Certificate) and each Class of Class B Certificates (other than the Class B-4, Class B-5 and Class B-6 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-R Certificate represents a $100 Denomination.

            SECTION 11.25 SERVICING FEE RATE.
                          ------------------

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26 MASTER SERVICING FEE RATE.
                          -------------------------

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                  WELLS FARGO ASSET SECURITIES CORPORATION
                                    as Seller



                                  By:
                                     -------------------------------------
                                     Name:  Alan S. McKenney
                                     Title: Vice President


                                  WELLS FARGO BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                      as Master Servicer



                                  By:
                                     -------------------------------------
                                     Name:  Nancy E. Burgess
                                     Title: Vice President


                                  FIRST UNION NATIONAL BANK
                                    as Trust Administrator



                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:


Attest:
By: ___________________________________
Name: _________________________________
Title: ________________________________


                                  UNITED STATES TRUST COMPANY
                                    OF NEW YORK
                                      as Trustee



                                  By:
                                     -------------------------------------
                                     Name:
                                     Title:

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )


            On this 30th day of November, 2000, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides in McLean, Virginia; that he is Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )


            On this 30th day of November, 2000, before me, a notary public in and for the State of Maryland, personally appeared Nancy E. Burgess, known to me who, being by me duly sworn, did depose and say that she resides in Frederick, Maryland; that she is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this 30th day of November, 2000, before me, a notary public in and for _________________, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, _________________; that s/he is a ____________________ of
United States Trust Company of New York, a ________________, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.



------------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )


            On this 30th day of November, 2000, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, North Carolina; that s/he is a ____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )


            On this 30th day of November, 2000, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides in __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AA 3          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AB 1          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AC 9          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AD 7          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AE 5          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.463% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-5 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AF 2          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of the Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AG 0          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of the Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AH 8          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of the Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.500% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-8 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AJ 4          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations ("the Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of the Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2000-13, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AK 1          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%      Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates are not entitled to distributions in respect of interest.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AL 9          First Distribution Date:  December 26, 2000

                                 Denomination: $___________

Percentage Interest evidenced
by this Certificate:  ______%    Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS B-1

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
      family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AM 7          First Distribution Date:  December 26, 2000

                                 Denomination: $_________________

Percentage Interest evidenced
by this Certificate:  ________%  Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT B-2
                   [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
      family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AN 5          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%      Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificate and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS B-3

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
      family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AP 0          First Distribution Date:  December 26, 2000

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%      Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS B-4

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
      family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AQ 8          First Distribution Date:  December 26, 2000

                                 Denomination: $_______________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer in immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT B-5
                   [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS B-5

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
      family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AR 6          First Distribution Date:  December 26, 2000

                                 Denomination: $_____________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer in immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-13, CLASS B-6

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
      family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. 1                Cut-Off Date:  November 1, 2000

CUSIP No.:  94976H AS 4          First Distribution Date:  December 26, 2000

                                 Denomination: $_______________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  December 25,
                                 2030

            THIS CERTIFIES THAT ______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer in immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

            No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trust Administrator



                                       By:____________________________________
                                          Authorized Officer


Countersigned:

First Union National Bank,
   Trust Administrator



By:_______________________________
   Authorized Officer

                                    EXHIBIT C
               [Form of Reverse of Series 2000-13 Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-13

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT
                                   ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________

Social Security or other Identifying Number of Assignee:

Dated:



                                        ----------------------------------------
                                        Signature by or on behalf of assignor



                                        ----------------------------------------
                                                Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _____________________________________________________ account number _____________, or, if mailed by check, to _______________________________
_________________________________________________. Applicable statements should be mailed to __________________________________________________________________.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trust Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                         W I T N E S S E T H    T H A T
                         - - - - - - - - - -    - - - -

            WHEREAS, the Seller, the Master Servicer, and the Trust Administrator and the United States Trust Company of New York, as trustee, have entered into a Pooling and Servicing Agreement dated as of November 30, 2000 relating to the issuance of Mortgage Pass-Through Certificates, Series 2000-13 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:


                                    ARTICLE I

                                   Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.


                                   ARTICLE II

                          Custody of Mortgage Documents

            Section 2.1 Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2 Recordation of Assignments. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3 Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator.

            Section 2.4 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator.

            Section 2.5 Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to
Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            Section 2.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

            Section 3.1 Custodian a Bailee and Agent of the Trust Administrator. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2 Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.


            Section 3.5 Custodian May Resign; Trust Administrator May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer.

            Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

            Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                              FIRST UNION NATIONAL BANK



401 South Tryon Street                By:__________________________________
Charlotte, North Carolina, 28202         Name:_____________________________
                                         Title:____________________________


Address:                              WELLS FARGO ASSET SECURITIES CORPORATION



7485 New Horizon Way                  By:__________________________________
Frederick, Maryland 21703                Name:_____________________________
                                         Title:____________________________


Address:                              WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION

7485 New Horizon Way
Frederick, Maryland 21703             By:__________________________________
                                         Name:_____________________________
                                         Title:____________________________


Address:                              [CUSTODIAN]



                                      By:__________________________________
                                         Name:_____________________________
                                         Title:____________________________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Asset
Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                         -------------------------------------
                                                    Notary Public

            [NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Bank
Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                         -------------------------------------
                                                    Notary Public

            [NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ___ day of ________, 20__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                         -------------------------------------
                                                    Notary Public

            [NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of ________, 20__, before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________, a _________________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                         -------------------------------------
                                                    Notary Public

            [NOTARIAL SEAL]

                                   EXHIBIT F-1

     [Schedule of Mortgage Loans Serviced by WFHM in Locations Other than
                              Frederick, Maryland]

WFMBS
WFMBS   2000-13 EXHIBIT F-1
30 YEAR FIXED RATE NON-RELOCATION  LOANS

(i)      (ii)                (iii)                  (iv)      (v)       (vi)     (vii)    (viii)
-------  ------------------  -----------------      --------  -------   -------  -------- ---------
                                                              NET
MORTGAGE                                            MORTGAGE  MORTGAGE  CURRENT  ORIGINAL SCHEDULED
LOAN                               ZIP  PROPERTY    INTEREST  INTEREST  MONTHLY  TERM TO  MATURITY
NUMBER   CITY                STATE CODE   TYPE      RATE      RATE      PAYMENT  MATURITY DATE
-------  ------------------  ----- ----   ----      --------  ------- ---------  -------- ---------
5124936  NEW YORK              NY  10022  COP       8.750     7.250   $  727.70     360   1-Jul-30
5741615  HUNTINGTON            CT  06484  SFD       8.375     7.500   $3,009.89     360   1-Oct-30
5742305  EASTON                PA  18043  SFD       8.250     7.500   $  865.46     360   1-Sep-30
5747533  TARZANA               CA  91356  SFD       8.000     7.250   $2,568.18     360   1-Jul-30
5757926  NEW YORK              NY  10019  COP       8.875     7.250   $3,182.58     360   1-Aug-30
5759654  SYOSSET               NY  11791  LCO       9.625     7.250   $3,365.96     360   1-Sep-30
5763171  ORANGE                CA  92867  SFD       8.125     7.500   $3,809.02     360   1-Oct-30
5764008  PLANO                 TX  75075  SFD       8.750     7.250   $2,134.71     360   1-Jan-30
5768963  SANTA MONICA          CA  90405  SFD       8.500     7.500   $2,958.40     360   1-Oct-30
5770303  DALLAS                TX  75204  SFD       8.625     7.250   $2,129.59     360   1-Sep-30
5772691  UPPER MONTCLAIR       NJ  07043  SFD       8.000     7.500   $2,681.91     360   1-Oct-30
5773485  GREAT NECK            NY  11023  SFD       8.625     7.250   $3,879.23     360   1-Sep-30
5776551  SUBLIMITY             OR  97385  SFD       8.000     7.250   $2,033.51     354   1-Nov-29
5777653  BETHESDA              MD  20817  SFD       8.875     7.250   $3,212.81     360   1-Sep-30
5777994  VALPARAISO            IN  46385  SFD       8.500     7.250   $2,191.41     360   1-Sep-30
5780566  GAITHERSBURG          MD  20878  SFD       8.750     7.250   $2,423.04     360   1-Aug-30
5780583  SCARSDALE             NY  10583  SFD       8.875     7.250   $4,376.05     360   1-Oct-30
5780641  GLENCO                IL  60022  SFD       8.625     7.250   $2,333.37     360   1-Aug-30
5781102  GRANVILLE             OH  43023  SFD       8.500     7.250   $2,881.17     240   1-Aug-20
5782162  DOBBS FERRY           NY  10522  SFD       8.250     7.250   $3,756.33     360   1-Sep-30
5783827  EDINA                 MN  55439  SFD       8.500     7.250   $3,044.90     360   1-Sep-30
5784671  WORCESTER             PA  19490  SFD       8.250     7.500   $3,005.07     360   1-Oct-30
5785121  NEW ROCHELLE          NY  10804  SFD       8.125     7.500   $3,170.47     360   1-Oct-30
5785148  CANTON                OH  44721  SFD       8.625     7.250   $2,222.93     360   1-Aug-30
5785574  LAGUNA HILLS          CA  92653  SFD       8.125     7.500   $2,450.25     360   1-Sep-30
5785947  GARDEN CITY           NY  11530  SFD       9.250     7.250   $4,475.35     360   1-Sep-30
5787088  TRUMBULL              CT  06611  SFD       8.500     7.250   $2,275.98     360   1-Sep-30
5787306  CINCINNATI            OH  45244  SFD       9.125     7.250   $3,368.45     360   1-Oct-30
5787423  CLEAR LAKE SHORE      TX  77565  SFD       8.500     7.250   $2,663.52     360   1-Sep-30
5787980  SALT LAKE CITY        UT  84109  SFD       8.000     7.250   $2,568.18     360   1-Sep-30
5788233  CARMEL                IN  46032  SFD       8.250     7.500   $3,906.59     360   1-Sep-30
5788969  BRONXVILLE            NY  10708  COP       8.875     7.250   $  322.24     360   1-Sep-30
5789642  PLANO                 TX  75093  SFD       8.500     7.250   $3,186.38     360   1-Sep-30
5789712  PEMBROKE PINES        FL  33029  SFD       8.750     7.250   $  826.04     360   1-Sep-30
5789898  TRUCKEE               CA  96161  SFD       8.625     7.250   $2,695.05     360   1-Sep-30
5790227  PARK RIDGE            NJ  07656  LCO       8.375     7.250   $3,800.36     360   1-Oct-30
5790458  SAN JOSE              CA  95120  SFD       7.875     7.250   $2,066.45     360   1-Sep-30
5790478  SPOTSYLVANIA          VA  22553  SFD       8.500     7.250   $2,345.19     360   1-Aug-30
5790566  MONTGOMERY TWP        NJ  08558  SFD       8.875     7.250   $2,148.25     360   1-Sep-30
5791295  GREAT FALLS           VA  22066  SFD       8.375     7.250   $3,420.33     360   1-Sep-30
5791556  NEW HYDE PARK         NY  11040  SFD       8.250     7.500   $2,824.77     360   1-Oct-30
5791604  HIGHLAND BEACH        FL  33487  HCO       8.375     7.250   $2,531.04     360   1-Sep-30
5792127  SEATTLE               WA  98105  SFD       8.375     7.250   $2,356.22     360   1-Sep-30
5792137  SEATTLE               WA  98107  SFD       8.500     7.250   $2,352.88     360   1-Sep-30
5792182  AUSTIN                TX  78732  SFD       8.250     7.500   $2,764.67     360   1-Oct-30
5792310  NEW YORK              NY  10024  COP       8.875     7.500   $3,262.15     360   1-Sep-30
5794460  BALTIMORE             MD  21208  SFD       8.500     7.250   $2,306.75     360   1-Sep-30
5794782  STEVENSVILLE          MD  21666  SFD       8.625     7.250   $2,324.04     360   1-Sep-30
5795546  VACA KEY MARATHON     FL  33050  SFD       8.375     7.250   $4,165.20     360   1-Oct-30
5795618  SAINT ALBANS          MO  63073  SFD       8.000     7.500   $2,935.06     360   1-Oct-30
5796374  CREVE COEUR           MO  63141  SFD       8.250     7.250   $3,005.07     360   1-Oct-30
5796491  CHICAGO               IL  60626  MF2       9.250     7.250   $2,698.74     360   1-Jul-30
5796720  HIGHLANDS RANCH       CO  80126  SFD       8.875     7.250   $2,207.91     360   1-Jul-30
5796779  WHEATON               IL  60187  SFD       8.750     7.250   $2,501.71     360   1-Jul-30
5796789  WADSWORTH             OH  44281  SFD       8.500     7.250   $2,352.88     360   1-Sep-30
5797011  BARTON CREEK TOWNSHIP NC  27613  SFD       7.875     7.250   $2,066.45     360   1-Sep-30
5797813  NEW YORK              NY  10013  HCO       8.500     7.250   $4,798.02     360   1-Oct-30
5798002  SANIBEL               FL  33957  SFD       8.250     7.250   $4,732.98     360   1-Oct-30
5798382  BURR RIDGE            IL  60521  SFD       9.125     7.500   $5,288.62     360   1-Oct-30
5798796  SAN JOSE              CA  95148  SFD       8.250     7.250   $2,253.80     360   1-Sep-30
5798956  MALVERN               PA  19355  SFD       8.000     7.250   $4,402.59     360   1-Oct-30
5799295  HOLLYWOOD             FL  33020  SFD       9.000     7.500   $1,126.48     360   1-Sep-30
5799383  PLANO                 TX  75093  SFD       8.125     7.250   $2,104.24     360   1-Sep-30
5799527  SEATTLE               WA  98102  LCO       8.500     7.250   $2,837.29     360   1-Sep-30
5799716  COMMERCE TOWNSHIP     MI  48382  SFD       8.375     7.250   $2,120.61     360   1-Sep-30
5800605  LAWRENCEBURG          IN  47025  SFD       8.625     7.250   $2,885.60     360   1-Oct-30
5800697  BYRON                 MN  55920  SFD       8.250     7.250   $2,764.66     360   1-Oct-30
5801645  BROOMFIELD            CO  80020  SFD       8.250     7.250   $3,350.65     360   1-Oct-30
5802021  LOS ANGELES           CA  90020  SFD       8.625     7.250   $2,954.05     360   1-Aug-30
5802184  OGUNQUIT              ME  03907  SFD       8.750     7.250   $4,708.41     360   1-Oct-30
5802639  RESTON                VA  20194  SFD       8.500     7.250   $3,537.00     360   1-Oct-30
5802933  REDONDO BEACH         CA  90277  LCO       8.375     7.250   $2,782.62     360   1-Oct-30
5803833  MONTEBELLO            CA  90640  SFD       8.750     7.250   $2,336.51     360   1-Aug-30
5803842  OXFORD                MS  38655  SFD       8.000     7.250   $4,769.47     360   1-Oct-30
5803882  SAN JOSE              CA  95125  SFD       8.375     7.250   $2,774.26     360   1-Oct-30
5803895  ISSAQUAH              WA  98027  SFD       8.875     7.250   $3,150.76     360   1-Sep-30
5804459  FORT WASHINGTON       PA  19034  SFD       7.875     7.250    2,697.26     360   1-Sep-30
5804516  MAPLE GROVE           MN  55311  SFD       8.250     7.250   $3,005.07     360   1-Sep-30
5804619  TRACY                 CA  95376  SFD       8.250     7.250   $2,089.28     360   1-Aug-30
5804686  TUSTIN                CA  92782  SFD       8.625     7.250   $2,316.26     360   1-Aug-30
5804857  WILMINGTON            NC  28403  SFD       8.375     7.500   $3,040.29     360   1-Oct-30
5804955  MOUNT VERNON          NY  10552  SFD       8.500     7.500   $2,823.46     360   1-Oct-30
5804970  NEW YORK              NY  10025  COP       8.875     7.250   $2,164.16     360   1-Sep-30
5805431  ASHBURN               VA  20147  SFD       8.500     7.250   $2,139.89     360   1-Sep-30
5805889  ANN ARBOR             MI  48103  SFD       8.375     7.250   $3,800.36     360   1-Oct-30
5805980  PINE                  CO  80470  SFD       8.500     7.250   $2,522.04     360   1-Sep-30
5806027  CUTCHOGUE             NY  11935  SFD       8.500     7.500   $2,983.39     360   1-Oct-30
5806042  WALNUT CREEK          CA  94598  SFD       8.250     7.500   $5,409.12     360   1-Oct-30
5806327  REDWOOD CITY          CA  94062  SFD       8.750     7.500   $6,450.95     360   1-Oct-30
5806459  MILFORD               OH  45150  SFD       8.250     7.250   $3,005.07     360   1-Sep-30
5806468  HAYMARKET             VA  20169  SFD       7.875     7.500   $2,900.28     360   1-Oct-30
5806735  LEESBURG              VA  20176  SFD       8.000     7.250   $2,107.00     360   1-Sep-30
5806996  VALLEY FORGE          PA  19481  SFD       8.875     7.500   $4,201.01     360   1-Oct-30
5807347  EASTON                MA  02356  SFD       8.625     7.250   $2,919.44     360   1-Sep-30
5807427  TROY                  MI  49098  SFD       8.625     7.250   $2,333.37     360   1-Sep-30
5807475  OAKLAND               CA  94610  SFD       8.875     7.250   $4,137.36     360   1-Sep-30
5807544  BROOMALL              PA  19008  PUD       8.375     7.250   $2,727.14     360   1-Sep-30
5807611  BERKELEY              CA  94707  SFD       8.250     7.250   $3,756.34     360   1-Sep-30
5807673  BAKERSFIELD           CA  93311  SFD       8.750     7.250   $3,996.44     360   1-Oct-30
5807747  CONNEAUT LAKE         PA  16316  SFD       8.000     7.500   $3,293.14     360   1-Oct-30
5807766  FORT LEE              NJ  07024  LCO       8.000     7.500   $2,800.05     360   1-Oct-30
5807841  STATEN ISLAND         NY  10314  SFD       8.500     7.500   $5,997.53     360   1-Oct-30
5808187  CAMANO ISLAND         WA  98292  PUD       8.500     7.250   $3,844.57     360   1-Oct-30
5808226  SEATTLE               WA  98102  LCO       8.750     7.250   $3,933.50     360   1-Oct-30
5808521  FORT SMITH            AR  72908  SFD       8.125     7.250   $4,759.41     360   1-Oct-30
5809391  MARSHALL              VA  20115  SFD       8.375     7.250   $2,888.27     360   1-Sep-30
5809745  HUDSON                WI  54016  SFD       8.250     7.250   $3,380.70     360   1-Oct-30
5809815  COLUMBIA              MO  65203  SFD       8.500     7.250   $2,768.09     360   1-Sep-30
5809937  ANNAPOLIS             MD  21401  SFD       8.500     7.250   $4,152.13     360   1-Sep-30
5810002  MADISON               CT  06443  SFD       8.625     7.250   $2,563.60     360   1-Sep-30
5810456  BROOKLYN              NY  11209  SFD       8.000     7.500   $2,935.06     360   1-Oct-30
5810848  MEMPHIS               TN  38125  SFD       8.125     7.250   $3,504.59     360   1-Oct-30
5811048  ENGLEWOOD             NJ  07631  SFD       8.750     7.250   $4,746.95     360   1-Sep-30
5811148  LAKEWOOD              CO  80228  SFD       8.250     7.250   $2,892.75     360   1-Sep-30
5811154  HIGHLANDS RANCH       CO  80126  SFD       8.250     7.250   $2,292.87     360   1-Sep-30
5811167  TEMECULA              CA  92592  SFD       8.250     7.250   $2,348.84     360   1-Sep-30
5811515  AUSTIN                TX  78703  SFD       8.250     7.250   $2,451.01     360   1-Sep-30
5811563  CABLE                 WI  54821  SFD       8.375     7.250   $2,546.24     360   1-Sep-30
5811646  JACKSON               TN  38305  SFD       8.250     7.500   $3,606.08     360   1-Oct-30
5811675  LIVERMORE             CA  94550  SFD       7.875     7.500   $4,247.48     360   1-Oct-30
5811713  COLORADO SPRINGS      CO  80906  SFD       7.500     7.233   $3,087.74     360   1-Oct-30
5811715  BROWNSBURG            IN  46112  SFD       8.000     7.250   $2,030.45     351   1-Dec-29
5811769  FORT WORTH            TX  76109  SFD       8.375     7.250   $3,664.31     360   1-Oct-30
5812007  CALABASAS             CA  91302  SFD       7.875     7.500   $3,987.89     360   1-Oct-30
5812118  AUSTIN                TX  78746  SFD       8.375     7.250   $6,932.24     360   1-Oct-30
5812262  NORTH HILLS           NY  11576  SFD       8.500     7.250   $6,151.31     360   1-Oct-30
5812434  BRIGHTON TWP          MI  48114  LCO       8.750     7.250   $4,185.25     360   1-Sep-30
5812695  SAN JUAN BAUTISTA     CA  95045  SFD       8.375     7.250   $3,766.16     360   1-Oct-30
5813606  ALPINE                CA  91901  SFD       8.500     7.500   $3,221.75     360   1-Oct-30
5813813  HIGHLAND              MD  20777  SFD       8.000     7.500   $2,773.64     360   1-Oct-30
5813958  CROWNSVILLE           MD  21032  SFD       8.625     7.500   $6,766.78     360   1-Oct-30
5813975  HAYMARKET             VA  20169  SFD       8.125     7.250   $2,073.80     360   1-Sep-30
5814086  GRIMES                IA  50111  SFD       8.625     7.250   $2,850.60     360   1-Oct-30
5814196  CAMARILLO             CA  93012  SFD       8.250     7.500   $7,512.67     360   1-Oct-30
5814624  GREENWICH             CT  06830  SFD       7.750     7.483   $2,973.12     360   1-Oct-30
5814798  SANTA FE              NM  87501  LCO       8.500     7.500   $2,998.77     360   1-Oct-30
5815036  DUNWOODY              GA  30338  SFD       8.375     7.250   $2,797.07     360   1-Oct-30
5815374  BUFFALO GROVE         IL  60089  SFD       8.750     7.250   $2,202.76     360   1-Aug-30
5815376  BUFFALO GROVE         IL  60089  SFD       8.750     7.250   $2,202.76     360   1-Aug-30
5815518  WEST CHESTER          PA  19380  SFD       8.250     7.250   $2,807.86     360   1-Oct-30
5815611  CARLSBAD              CA  92009  SFD       8.250     7.250   $2,403.30     360   1-Sep-30
5815763  MANCHESTER            MI  48158  SFD       8.875     7.250   $2,291.46     360   1-Aug-30
5815834  SAN FRANCISCO         CA  94114  SFD       8.625     7.500   $2,951.72     360   1-Oct-30
5815841  ENGLEWOOD             CO  80110  SFD       8.375     7.250   $4,104.40     360   1-Oct-30
5816193  SAN JOSE              CA  95148  SFD       9.000     7.500   $3,459.88     360   1-Oct-30
5816435  DALLAS                TX  75230  SFD       8.000     7.250   $2,935.06     360   1-Oct-30
5816598  REISTERSTOWN          MD  21136  SFD       8.500     7.250   $3,152.55     360   1-Oct-30
5816856  WALNUT CREEK          CA  94598  SFD       8.375     7.500   $4,454.03     360   1-Oct-30
5817285  ELLICOTT CITY         MD  21042  SFD       8.750     7.250   $2,950.13     360   1-Oct-30
5817413  BRADBURY              CA  91010  SFD       8.500     7.500   $3,683.10     360   1-Oct-30
5817559  AVON BY THE SEA BURRO NJ  07717  SFD       8.500     7.250   $4,997.94     360   1-Sep-30
5817576  MERCER ISLAND         WA  98040  SFD       8.750     7.250   $3,650.29     360   1-Oct-30
5817631  LOS GATOS             CA  95032  SFD       8.375     7.500   $3,678.75     360   1-Oct-30
5817656  HAWTHORN WOODS        IL  60047  SFD       9.000     7.500   $4,435.49     360   1-Oct-30
5817939  SAN JOSE              CA  95124  SFD       8.125     7.500   $3,415.49     360   1-Oct-30
5817973  SAN JOSE              CA  95148  SFD       8.750     7.500   $2,950.13     360   1-Oct-30
5817980  AUSTIN                TX  78735  SFD       8.125     7.250   $2,873.46     360   1-Oct-30
5818277  LOS ALAMITOS          CA  90720  SFD       8.625     7.500   $3,328.95     360   1-Oct-30
5819164  ST LOUIS              MO  63122  SFD       8.500     7.250   $3,237.13     360   1-Sep-30
5819687  HORTONVILLE           WI  54944  SFD       8.625     7.250   $2,994.49     360   1-Sep-30
5819694  BRIGHTON              MI  48116  SFD       8.625     7.250   $2,333.37     360   1-Sep-30
5819749  HANOVER               PA  17331  SFD       8.750     7.250   $2,423.04     360   1-Sep-30
5819873  KIHEI                 HI  96753  SFD       8.625     7.250   $3,694.50     360   1-Sep-30
5820260  BROAD RUN             VA  20137  SFD       8.375     7.250   $3,003.81     360   1-Oct-30
5820429  LITTLE NECK           NY  11362  SFD       8.750     7.250   $3,933.50     360   1-Oct-30
5820691  BERKELEY              CA  94706  SFD       8.750     7.500   $3,068.14     360   1-Oct-30
5820833  UNIVERSITY PARK       TX  75205  SFD       8.375     7.250   $4,165.20     360   1-Oct-30
5820880  LA CANADA             CA  91011  SFD       9.000     7.500   $4,785.90     360   1-Oct-30
5821266  ATLANTA               GA  30328  SFD       8.750     7.250   $2,908.83     360   1-Oct-30
5821280  FREMONT               CA  94539  SFD       8.375     7.500   $3,640.75     360   1-Oct-30
5821502  DENVER                CO  80230  SFD       8.375     7.250   $3,166.46     360   1-Oct-30
5821553  BOWIE                 MD  20715  SFD       8.625     7.250   $2,940.05     360   1-Oct-30
5821599  MECHANICSBURG         PA  17055  SFD       8.500     7.250   $2,188.33     360   1-Sep-30
5821610  VENTURA               CA  93003  SFD       8.125     7.500   $2,863.04     360   1-Oct-30
5821674  OAK PARK              CA  91377  SFD       7.750     7.483   $2,865.65     360   1-Oct-30
5821810  CHULA VISTA           CA  91915  SFD       8.750     7.250   $2,430.91     360   1-Sep-30
5821823  OAKLAND               CA  94619  SFD       8.375     7.250   $3,800.36     360   1-Oct-30
5821950  PIEDMONT              CA  94610  SFD       8.250     7.250   $3,005.07     360   1-Sep-30
5822161  SAN DIEGO             CA  92106  SFD       8.625     7.250   $2,916.71     360   1-Sep-30
5822213  GLENVIEW              IL  60025  SFD       8.750     7.500   $3,933.51     360   1-Oct-30
5822566  MINNEAPOLIS           MN  55405  SFD       8.625     7.500   $7,389.01     360   1-Oct-30
5822604  PALM DESERT           CA  92260  PUD       8.375     7.500   $2,797.07     360   1-Oct-30
5822613  SAN JOSE              CA  95132  SFD       8.625     7.500   $3,500.06     360   1-Oct-30
5822966  DENTON                TX  76205  SFD       8.375     7.250   $2,790.99     360   1-Oct-30
5822990  SANTA CLARA           CA  95051  SFD       8.500     7.500   $3,460.12     360   1-Oct-30
5823252  MOORPARK              CA  93021  SFD       8.125     7.250   $3,266.99     360   1-Oct-30
5823271  STEVENSON RANCH       CA  91381  SFD       7.500     7.233   $3,076.54     360   1-Oct-30
5823295  AURORA                CO  80016  SFD       8.000     7.250   $3,423.75     360   1-Oct-30
5823313  HARTSDALE             NY  10530  SFD       8.000     7.250   $2,834.17     360   1-Sep-30
5823326  CARLSBAD              CA  92009  SFD       9.000     7.500   $3,669.08     360   1-Oct-30
5823385  UNIVERSITY PARY       TX  75225  SFD       8.375     7.250   $4,189.14     360   1-Oct-30
5823479  SAN DIEGO             CA  92109  SFD       8.375     7.500   $2,857.88     360   1-Oct-30
5823573  BIG BEAR LAKE         CA  92315  SFD       8.500     7.250   $2,844.98     360   1-Oct-30
5824070  ROLLING HILLS         CA  90274  SFD       8.625     7.500   $6,945.67     360   1-Oct-30
5824172  CUPERTINO             CA  95014  SFD       9.000     7.500   $3,218.50     360   1-Oct-30
5824337  FT CARTIOT            MI  48059  SFD       8.625     7.250   $2,092.25     360   1-Sep-30
5824406  SAN JOSE              CA  95123  SFD       8.500     7.500   $2,944.94     360   1-Oct-30
5824730  ENGLEWOOD             CO  80111  SFD       8.375     7.250   $2,774.26     360   1-Sep-30
5825285  FREMONT               CA  94555  SFD       8.875     7.500   $2,999.59     360   1-Oct-30
5826003  FRESNO                CA  93720  SFD       8.375     7.250   $3,313.92     360   1-Oct-30
5826127  DALLAS                TX  75230  SFD       8.125     7.250   $4,603.49     360   1-Oct-30
5827757  MINNETONKA            MN  55391  SFD       8.125     7.250   $3,257.71     360   1-Oct-30
5828232  SUPERIOR              CO  80027  SFD       8.125     7.250   $2,839.31     360   1-Oct-30
5829792  VIRGINIA BEACH        VA  23455  SFD       8.000     7.250   $2,700.25     360   1-Sep-30
5829990  ENGLEWOOD             CO  80110  SFD       8.625     7.250   $7,770.12     360   1-Oct-30
5830269  LOS ANGELES           CA  90036  MF2       8.500     7.250   $3,383.22     360   1-Oct-30
5830284  SAN RAMON             CA  94583  PUD       9.500     7.250   $3,405.46     360   1-Oct-30
5830305  CALIFON               NJ  07830  SFD       8.750     7.250   $2,438.78     360   1-Sep-30
5830307  SEA ISLE CITY         NJ  08243  LCO       7.750     7.250   $2,865.65     360   1-Oct-30
5830362  CASTRO VALLEY         CA  94552  SFD       8.750     7.250   $2,905.28     360   1-Oct-30
5830365  MOORESTOWN            NJ  08057  SFD       8.250     7.250   $3,354.79     360   1-Oct-30
5830366  CHESTER               NJ  07930  LCO       8.500     7.250   $3,137.17     360   1-Oct-30
5830451  SALEM                 OR  97302  SFD       8.375     7.250   $4,370.42     360   1-Sep-30
5830452  ATLANTA               GA  30345  SFD       8.375     7.250   $3,800.37     360   1-Oct-30
5830561  WARRINGTON            PA  18976  SFD       8.250     7.250   $2,358.02     360   1-Sep-30
5830590  MILLBURN              NJ  07041  SFD       8.250     7.250   $3,131.28     360   1-Oct-30
5830596  SUNNYVALE             CA  94087  SFD       8.000     7.250   $3,301.95     360   1-Sep-30
5830660  TOWN OF DELAFIELD     WI  53018  SFD       8.750     7.250   $2,926.53     360   1-Oct-30
5830675  LEESBURG              VA  20176  SFD       8.875     7.250   $3,309.48     360   1-Oct-30
5830685  LAGUNA BEACH          CA  92651  SFD       8.500     7.250   $2,883.43     360   1-Oct-30
5830756  NORTHFIELD            MN  55057  SFD       8.250     7.250   $2,914.92     360   1-Oct-30
5830809  SILVER SPRING         MD  20905  SFD       8.500     7.250   $3,043.36     360   1-Oct-30
5830914  SANTA CLARITA         CA  91321  SFD       8.875     7.250   $2,927.97     360   1-Oct-30
5831020  ENGLEWOOD             CO  80111  SFD       8.125     7.250   $2,955.14     360   1-Oct-30
5831637  GOLD CANYON           AZ  85219  SFD       8.500     7.250   $3,447.81     360   1-Oct-30
5832701  SEATTLE               WA  98115  SFD        8.250    7.250   $2,240.28     360   1-Sep-30
5832733  AURORA                CO  80016  SFD        8.125    7.250   $2,714.20     360   1-Oct-30
5832812  SAN MATEO             CA  94402  SFD        8.375    7.250   $3,800.36     360   1-Sep-30
5833220  SAN JOSE              CA  95135  SFD        9.375    7.250   $3,410.17     360   1-Oct-30
5833799  MESA                  AZ  85203  SFD        8.375    7.250   $4,845.47     360   1-Oct-30
5833855  PARK CITY             UT  84098  SFD        8.375    7.250   $3,693.95     360   1-Oct-30
5833984  SONOMA                CA  95476  SFD        8.250    7.250   $3,005.07     360   1-Oct-30
5835228  SAN MARINO            CA  91108  SFD        8.250    7.250   $3,485.88     360   1-Oct-30
5835239  SAN JUAN BAUTISTA     CA  95045  SFD        8.125    7.250   $2,286.89     360   1-Oct-30
5835240  SALINAS               CA  93908  SFD        8.625    7.250   $2,986.72     360   1-Oct-30
5835249  LAWRENCEVILLE         NJ  08648  SFD        8.125    7.250   $2,080.85     360   1-Aug-30
5835530  CASTRO VALLEY         CA  94546  SFD        8.375    7.250   $2,318.22     360   1-Sep-30
5835568  MENLO PARK            CA  94025  SFD        8.125    7.250   $2,710.11     360   1-Oct-30
5835634  WILLIS                TX  77318  SFD        8.500    7.250   $2,114.51     360   1-Sep-30
5835686  REDWOOD CITY          CA  94061  SFD        8.375    7.250   $2,918.68     360   1-Oct-30
5836321  ANAHEIM               CA  92808  SFD        8.125    7.250   $2,784.36     360   1-Oct-30
5836823  HUNTINGTON BEACH      CA  92648  SFD        8.125    7.250   $3,073.94     360   1-Oct-30
5837162  SAN FRANCISCO         CA  94127  SFD        8.250    7.250   $3,756.33     360   1-Oct-30
5837272  SAN JOSE              CA  95129  SFD        8.250    7.250   $2,892.38     360   1-Oct-30
5837287  MILPITAS              CA  95035  SFD        8.750    7.250   $4,791.01     360   1-Oct-30
5838064  GLENMOORE             PA  19343  SFD        8.500    7.250   $3,064.89     360   1-Oct-30
5838241  PLANO                 TX  75025  SFD        8.375    7.250   $2,308.72     360   1-Aug-30
5839746  COMMERCE              GA  30529  SFD        8.375    7.250   $2,158.61     360   1-Jul-30
5840891  HAMPSHIRE             IL  60140  SFD        8.375    7.250   $3,116.30     360   1-Oct-30
5842202  ESCONDIDO             CA  92029  SFD        8.500    7.250   $3,383.99     360   1-Sep-30
5842248  TEGA CAY              SC  29708  SFD        8.500    7.250   $2,837.29     360   1-Jul-30
5842316  PEBBLE BEACH          CA  93953  SFD        8.250    7.250   $4,883.23     360   1-Sep-30
5843194  EL DORADO HILLS       CA  95762  SFD        8.250    7.250   $2,794.71     360   1-Sep-30
5843218  NORTHBROOK            IL  60062  SFD       10.250    7.250   $2,665.90     360   1-Sep-30
5843267  RAISIN TOWNSHIP       MI  49286  SFD        8.375    7.250   $2,223.21     360   1-Sep-30
5843283  LOS ANGELES           CA  90732  SFD        8.250    7.250   $2,687.28     360   1-Sep-30
5843527  DUXBURY               MA  02332  SFD        9.125    7.250   $2,741.95     360   1-Sep-30
5843531  MESA                  AZ  85213  SFD        8.750    7.250   $2,368.75     360   1-Sep-30
5843535  CASTRO VALLEY         CA  94546  LCO        8.125    7.250   $2,845.25     360   1-Sep-30
5843542  CARLSBAD              CA  92009  SFD        8.000    7.250   $3,706.98     360   1-Sep-30
5843555  WASHINGTON            DC  20016  SFD        8.625    7.250   $2,955.60     360   1-Oct-30
5843557  ALLENSPARK            CO  80510  SFD        8.625    7.250   $2,177.81     360   1-Sep-30
5843567  SANTA ROSA            CA  95409  SFD        8.250    7.250   $3,155.32     360   1-Aug-30
5843573  WOODINVILLE           WA  98072  SFD        8.750    7.250   $2,517.44     360   1-Sep-30
5843580  FREMONT               CA  94539  SFD        8.375    7.250   $3,644.55     360   1-Oct-30
5843582  THOUSAND OAKS         CA  91362  SFD        8.375    7.250   $2,778.82     360   1-Oct-30
5843589  CONCORD               NC  28027  SFD        8.500    7.250   $3,537.01     360   1-Sep-30
5843597  BENICIA               CA  94510  SFD        8.250    7.250   $2,193.70     360   1-Sep-30
5843598  BREWSTER              NY  10509  SFD        8.375    7.250   $2,128.20     360   1-Sep-30
5843606  DALLAS                TX  75230  SFD        8.750    7.250   $2,627.58     360   1-Aug-30
5843620  SARATOGA              CA  95070  SFD        8.750    7.250   $4,224.58     360   1-Aug-30
5843628  WATSONVILLE           CA  95076  SFD        8.250    7.250   $2,141.11     360   1-Sep-30
5843630  STEAMBOAT SPRINGS     CO  80487  LCO        8.500    7.250   $3,229.44     360   1-Sep-30
5843631  SAN JOSE              CA  95148  SFD        8.250    7.250   $2,253.80     360   1-Sep-30
5843641  TRURO                 MA  02666  SFD        7.875    7.250   $2,900.27     360   1-Oct-30
5843647  GREAT FALLS           VA  22066  SFD        8.625    7.250   $3,888.95     360   1-Sep-30
5843658  LA JOLLA              CA  92037  SFD        8.500    7.250   $2,998.76     360   1-Oct-30
5843664  SAN JOSE              CA  95135  SFD        8.250    7.250   $4,875.72     360   1-Aug-30
5843665  ACTON                 MA  01720  SFD        8.125    7.250   $3,014.54     360   1-Sep-30
5843676  WELLESLEY             MA  02482  SFD        8.125    7.250   $3,266.99     360   1-Sep-30
5843680  AURORA                IL  60504  SFD        9.500    7.250   $2,256.01     360   1-Aug-30
5843693  COPPELL               TX  75019  SFD        8.500    7.250   $2,392.86     360   1-Sep-30
5843696  VIENNA                VA  22182  SFD        8.625    7.250   $3,383.39     360   1-Sep-30
5843713  ROHNERT PARK          CA  94928  SFD        8.625    7.250   $2,333.37     360   1-Aug-30
5843735  SANTA ANA             CA  92705  SFD        8.000    7.250   $3,118.50     360   1-Sep-30
5843736  EVERGREEN             CO  80439  SFD        8.500    7.250   $3,027.60     360   1-Oct-30
5843742  SAN JOSE              CA  95121  SFD        8.375    7.250   $2,907.28     360   1-Oct-30
5843744  SCOTTSDALE            AZ  85258  LCO        8.750    7.250   $3,524.42     360   1-Oct-30
5843747  SAN JOSE              CA  95125  SFD        8.250    7.250   $3,606.08     360   1-Oct-30
5843760  RIDGEFIELD            CT  06877  SFD        8.500    7.250   $2,306.74     360   1-Aug-30
5843764  ORLANDO               FL  32836  SFD        9.500    7.250   $3,657.72     360   1-Oct-30
5843787  STATELINE             NV  89449  SFD        8.250    7.250   $2,884.87     360   1-Sep-30
5843809  CENTREVILLE           VA  20120  SFD        8.125    7.250   $2,390.84     360   1-Sep-30
5843812  MENDOTA HEIGHTS       MN  55118  SFD        8.375    7.250   $4,142.39     360   1-Oct-30
5843824  SAN FRANCISCO         CA  94117  SFD        8.625    7.250   $5,055.63     360   1-Oct-30
5843827  BELMONT               CA  94002  PUD        8.375    7.250   $4,256.40     360   1-Oct-30
5843830  VACAVILLE             CA  95687  SFD        8.250    7.250   $2,392.03     360   1-Sep-30
5843836  FARMINGTON HILLS      MI  48331  SFD        8.625    7.250   $3,484.50     360   1-Jul-30
5843846  EL DORADO HILLS       CA  95762  SFD        8.500    7.250   $4,029.11     360   1-Oct-30
5843865  SANTA CRUZ            CA  95062  SFD        8.250    7.250   $3,005.07     360   1-Oct-30
5843871  ATLANTA               GA  30319  SFD        7.875    7.250   $2,708.86     360   1-Oct-30
5843887  SAN JOSE              CA  95123  SFD        8.875    7.250   $3,198.49     360   1-Aug-30
5843915  OAKLAND               CA  94602  SFD        8.625    7.250   $2,290.60     360   1-Sep-30
5843943  WRIGHTSVILLE BEACH    NC  28480  LCO        8.500    7.250   $2,652.76     360   1-Sep-30
5843945  UPTON                 MA  01568  SFD        8.625    7.250   $2,205.04     360   1-Aug-30
5843998  HOUSTON               TX  77005  SFD        8.125    7.250   $2,851.19     360   1-Sep-30
5844015  RODEO                 CA  94572  SFD        7.875    7.250   $2,320.22     360   1-Sep-30
5844027  SEATTLE               WA  98126  SFD        8.500    7.250   $2,768.09     360   1-Sep-30
5844037  ST CHARLES            IL  60174  SFD        8.625    7.250   $5,055.63     360   1-Sep-30
5844043  AURORA                OH  44202  SFD        7.750    7.250   $2,077.60     360   1-Sep-30
5844179  BETHEL                CT  06404  SFD        8.125    7.250   $2,138.40     360   1-Sep-30
5844484  OKLAHOMA CITY         OK  73078  SFD        8.625    7.250   $3,188.94     360   1-Aug-30
5844503  CHICAGO               IL  60614  LCO        9.875    7.250   $2,639.78     360   1-Sep-30
5844576  CONCORD               NC  28027  SFD        8.375    7.250   $2,017.99     360   1-Aug-30
5844608  TUCSON                AZ  85750  SFD        8.625    7.250   $3,204.49     360   1-Sep-30
5844619  SAN DIEGO             CA  92130  SFD        8.625    7.250   $2,955.60     360   1-Sep-30
5844670  PRINCE GEORGE         VA  23875  SFD        8.250    7.250   $2,141.11     360   1-Sep-30
5844710  PLAINFIELD            IL  60544  SFD        8.375    7.250   $4,864.46     360   1-Sep-30
5844732  CHARLOTTE             NC  28277  SFD        8.125    7.250   $2,524.49     360   1-Sep-30
5844751  STERLING HEIGHT       MI  48314  SFD        9.375    7.250   $2,425.80     360   1-Aug-30
5844774  MILLERSVILLE          MD  21108  SFD        8.625    7.250   $3,873.40     360   1-Oct-30
5844882  FORT WORTH            TX  76109  SFD        8.125    7.250   $2,672.99     360   1-Sep-30
5844895  DES PERES             MO  63131  SFD        8.625    7.250   $4,394.51     360   1-Sep-30
5844934  FREMONT               CA  94538  SFD        8.625    7.250   $2,380.04     360   1-Sep-30
5844999  SAN DIEGO             CA  92109  LCO        8.250    7.500   $2,223.75     360   1-Nov-30
5845031  RANCHO CUCAMONGA      CA  91739  SFD        8.250    7.250   $2,605.34     360   1-Nov-30
5845074  SAN JOSE              CA  95132  SFD        8.375    7.250   $2,356.23     360   1-Sep-30
5845088  SEATTLE               WA  98119  SFD        8.250    7.250   $3,648.15     360   1-Sep-30
5845098  SAN DIEGO             CA  92128  SFD        8.125    7.250   $2,138.39     360   1-Sep-30
5845107  BEDFORD               NH  03110  SFD        8.875    7.250   $2,380.96     360   1-Sep-30
5845109  WASECA                MN  56093  SFD        8.375    7.250   $3,344.32     360   1-Oct-30
5845112  SAN JOSE              CA  95123  SFD        9.375    7.250   $2,661.60     360   1-Aug-30
5845117  LAKE BLUFF            IL  60044  SFD        8.750    7.250   $3,304.15     360   1-Oct-30
5845125  HAM LAKE              MN  55304  SFD        8.500    7.250   $3,229.44     360   1-Sep-30
5845126  PROSPECT              CT  06712  SFD        8.500    7.250   $2,337.50     360   1-Sep-30
5845128  JAMAICA PLAIN         MA  02310  SFD        8.750    7.250   $2,548.91     360   1-Sep-30
5845131  SAN JOSE              CA  95112  SFD        8.125    7.250   $3,266.99     360   1-Sep-30
5845133  TORRANCE              CA  90505  SFD        8.250    7.250   $2,627.18     360   1-Aug-30
5845139  ATLANTA               GA  30307  SFD        8.000    7.250   $2,318.70     360   1-Sep-30
5845145  SAN DIEGO             CA  92115  SFD        8.500    7.250   $2,283.67     360   1-Sep-30
5845148  SAN JOSE              CA  95128  SFD        8.375    7.250   $2,341.02     360   1-Sep-30
5845156  HAMPTON FALLS         NH  03874  SFD        8.750    7.250   $2,910.79     360   1-Oct-30
5845256  DALLAS                TX  75205  SFD        8.125    7.250   $2,672.99     360   1-Sep-30
5845259  WOODLAND HILLS AREA   CA  91367  SFD        8.375    7.250   $2,219.41     360   1-Sep-30
5845261  SAN JOSE              CA  95132  SFD        8.250    7.250   $2,629.43     360   1-Sep-30
5845267  INDEPENDENCE          MN  55359  SFD        8.375    7.250   $2,873.07     360   1-Sep-30
5845279  LOS ANGELES           CA  91604  SFD        8.375    7.250   $3,154.30     360   1-Sep-30
5845293  WATERTOWN             MN  55388  SFD        8.375    7.250   $2,888.27     360   1-Sep-30
5845295  PARADISE VALLEY       AZ  85253  SFD        8.625    7.250   $3,379.50     360   1-Oct-30
5845329  HUBBARD LAKE          MI  49747  SFD        9.375    7.250   $2,412.08     360   1-Sep-30
5845330  LAGUNA HILLS          CA  92653  SFD        8.500    7.250   $2,998.76     360   1-Oct-30
5845344  ELK GROVE             CA  95758  SFD        8.250    7.250   $2,667.00     360   1-Sep-30
5845362  NOVI                  MI  48374  SFD        9.000    7.250   $3,619.20     360   1-Oct-30
5845436  SUPERIOR              CO  80027  SFD        8.250    7.250   $2,944.21     360   1-Nov-30
5845523  MILL VALLEY           CA  94941  SFD        8.125    7.250   $4,573.78     360   1-Sep-30
5845554  LA QUINTA             CA  92253  SFD        8.250    7.250   $2,253.80     360   1-Sep-30
5845577  HAMPTON FALLS         NH  03844  SFD        7.625    7.250   $2,477.27     360   1-Sep-30
5845586  SUDBURY               MA  01776  SFD        8.625    7.250   $5,055.63     360   1-Aug-30
5845679  MINNETONKA            MN  55345  SFD        8.375    7.250   $4,560.43     360   1-Oct-30
5845785  DESTIN                FL  32541  PUD        8.375    7.250   $2,052.20     360   1-Sep-30
5845960  LAGUNA NIGUEL         CA  92677  SFD        8.500    7.250   $2,688.12     360   1-Sep-30
5846231  CHICAGO               IL  60614  SFD        9.000    7.250   $2,936.87     360   1-Oct-30
5846349  HOUSTON               TX  77059  SFD        8.875    7.250   $4,913.90     360   1-Oct-30
5846361  LUTZ                  FL  33549  SFD        8.750    7.250   $4,997.12     360   1-Sep-30
5846407  GILROY                CA  95020  SFD        8.125    7.250   $3,563.99     360   1-Oct-30
5846435  FREMONT               CA  94555  SFD        8.875    7.250   $3,978.22     360   1-Oct-30
5846460  FOLSOM                CA  95630  SFD        8.750    7.250   $3,107.47     360   1-Oct-30
5846883  ROSWELL               GA  30075  SFD        9.125    7.250   $3,254.53     360   1-Oct-30
5847129  GARDEN CITY           SC  29575  SFD        9.000    7.250   $3,942.66     360   1-Sep-30
5847909  HALF MOON BAY         CA  94019  SFD        8.375    7.250   $2,812.27     360   1-Oct-30
5848922  BELLEVUE              WA  98005  SFD        8.125    7.250   $2,969.99     360   1-Sep-30
5848926  PLATTSMOUTH           NE  68048  SFD        8.125    7.250   $2,482.91     360   1-Feb-30
5849329  GROSS ELLE            MI  48138  SFD        8.250    7.250   $2,103.55     360   1-Sep-30
5849666  BOULDER               CO  80302  SFD        8.250    7.250   $2,869.84     360   1-Oct-30
5849777  SOUTH SAN FRANCISCO   CA  94080  SFD        8.375    7.250   $2,565.24     360   1-Nov-30
5855290  WASHINGTON TOWNSHIP   NJ  07853  SFD        7.750    7.250   $1,962.97     360   1-Nov-30
5855930  LAS VEGAS             NV  89149  SFD        8.125    7.250   $2,020.71     360   1-Nov-30
5855956  EDWARDS               CO  81632  SFD        8.125    7.250   $2,561.62     360   1-Nov-30
5855969  WOODBURY              MN  55125  SFD        8.625    7.250   $2,243.52     360   1-Sep-30
5855981  FLOWER MOUND          TX  75028  SFD        8.125    7.250   $2,433.16     360   1-Oct-30
5856016  SAN JOSE              CA  95132  SFD        8.500    7.250   $2,872.66     360   1-Aug-30
7461642  COMFORT               TX  78013  SFD        8.250    7.500   $3,005.07     360   1-Sep-30
7600749  BOZEMAN               MT  59715  SFD        8.750    7.500   $4,326.85     360   1-Aug-30
7622191  UMATILLA              OR  97882  SFD        8.500    7.500   $2,891.11     360   1-Oct-30
7638182  FORT COLLINS          CO  80524  SFD        8.500    7.500   $4,613.48     360   1-Aug-30
7688704  HOUSTON               TX  77062  SFD        9.000    7.500   $3,411.60     360   1-Oct-30
7792018  VIRGINIA BEACH        VA  23457  SFD        8.875    7.500   $2,470.48     360   1-Sep-30
7802578  ALBUQUERQUE           NM  87107  SFD        8.000    7.500   $2,935.06     360   1-Sep-30
7862947  CHAPEL HILL           NC  27514  SFD        8.250    7.500   $3,726.28     360   1-Sep-30
7866158  WEST END              NC  27376  SFD        8.375    7.500   $2,280.22     360   1-Sep-30
7885630  MEMPHIS               TN  38116  SFD        8.750    7.500   $2,105.21     360   1-Apr-30
7904613  STERLING              VA  20165  SFD        8.625    7.500   $2,715.73     360   1-Aug-30
7906517  CASTLE ROCK           CO  80104  SFD        8.625    7.500   $2,955.60     360   1-Aug-30
7910112  RESTON                VA  20194  SFD        8.500    7.500   $2,700.42     360   1-Sep-30
7915951  MANTECA               CA  95337  SFD        8.625    7.500   $2,150.20     360   1-Aug-30
7933141  ALBUQUERQUE           NM  87111  SFD        8.250    7.500   $6,449.62     360   1-Oct-30
7944885  FAIRFAX STATION       VA  22039  SFD        7.500    7.233   $3,485.93     360   1-Sep-30
7951961  LANDENBERG            PA  19359  SFD        7.750    7.483   $4,477.58     360   1-Jul-30
7966839  SALINAS               CA  93908  SFD        8.750    7.500   $3,304.14     360   1-Sep-30
7967770  AVON                  CT  06001  SFD        8.375    7.500   $2,341.02     360   1-Sep-30
7974832  SARASOTA              FL  34238  SFD        8.500    7.500   $2,189.11     360   1-Jan-30
7976923  ROCHESTER             MN  55902  SFD        8.625    7.500   $5,008.97     360   1-Aug-30
7988049  REDMOND               WA  98052  SFD        8.625    7.500   $2,971.16     360   1-Oct-30
7993304  ROCKVILLE             MD  20850  SFD        8.000    7.500   $2,678.97     360   1-Jun-30
8000619  AUSTIN                TX  78746  SFD        8.250    7.500   $2,753.39     360   1-Aug-30
8001254  OKLAHOMA CITY         OK  73003  SFD        8.500    7.500   $4,152.13     360   1-Aug-30
8010430  HASTINGS              MN  55033  SFD        8.375    7.500   $5,138.09     360   1-Aug-30
8013958  LOOMIS                CA  95650  SFD        8.500    7.500   $3,794.13     360   1-Oct-30
8015475  SOMERS                NY  10589  SFD        8.250    7.500   $3,643.64     360   1-Sep-30
8022974  SAN DIEGO             CA  92131  SFD        8.375    7.500   $3,420.26     360   1-Oct-30
8023000  OMAHA                 NE  68022  SFD        8.500    7.500   $2,275.98     360   1-Aug-30
8030920  POTOMAC FALLS         VA  20165  SFD        7.875    7.500   $2,711.76     360   1-Oct-30
8031143  AUBREY                TX  76227  SFD        8.625    7.500   $2,986.71     360   1-Oct-30
8031674  MOSELEY               VA  23120  SFD        8.375    7.500   $2,128.20     360   1-Sep-30
8043257  LEESBURG              VA  20175  SFD        8.125    7.500   $2,328.03     360   1-Sep-30
8044765  TEMECULA              CA  92590  SFD        8.500    7.500   $2,729.64     360   1-Sep-30
8046155  POOLESVILLE           MD  20837  SFD        8.500    7.500   $2,552.70     360   1-Sep-30
8047598  LANDENBERG            PA  19350  SFD        7.750    7.483   $3,053.99     360   1-Aug-30
8054617  EL DORADO HILLS       CA  95762  SFD        8.500    7.500   $2,675.82     360   1-Aug-30
8056850  NAGS HEAD             NC  27959  SFD        8.625    7.500   $2,426.70     360   1-Aug-30
8065670  SALINAS               CA  93908  SFD        8.375    7.500   $2,736.26     360   1-Aug-30
8067640  SACRAMENTO            CA  95829  SFD        8.375    7.500   $2,450.85     360   1-Aug-30
8068292  AVONDALE              PA  19311  SFD        8.125    7.500   $2,330.97     360   1-Sep-30
8069522  DARNESTOWN            MD  20878  SFD        8.000    7.500   $2,986.42     360   1-Oct-30
8079374  COLUMBIA              MD  21044  SFD        8.875    7.500   $3,056.03     360   1-Jul-30
8080047  SANTA FE              NM  87501  SFD        9.250    7.500   $4,463.43     360   1-Sep-30
8083682  EL DORADO HILLS       CA  95762  SFD        8.625    7.500   $2,530.15     360   1-Aug-30
8088143  LEESBURG              VA  20175  SFD        8.000    7.500   $2,293.75     360   1-Sep-30
8089694  SHREWSBURY            MA  01545  SFD        8.875    7.500   $3,138.02     360   1-Sep-30
8099045  FULTON                MD  20759  SFD        8.375    7.500   $3,490.25     360   1-Oct-30
8099866  HENDERSON             NV  89052  SFD        8.375    7.500   $3,587.54     360   1-Oct-30
8101551  GILROY                CA  95020  SFD        8.250    7.500   $2,253.80     360   1-Aug-30
8103075  FOREST HILL           MD  21050  SFD        7.500    7.233   $1,678.11     360   1-Aug-30
8107912  IRVINE                CA  92618  SFD        8.250    7.500   $2,437.86     360   1-Aug-30
8110281  HALF MOON BAY         CA  94019  SFD        8.500    7.500   $2,498.97     360   1-Oct-30
8114328  SILT                  CO  81652  SFD        8.750    7.500   $3,115.33     360   1-Oct-30
8116498  BRISBANE              CA  94005  LCO        8.875    7.500   $2,573.41     360   1-Aug-30
8118387  ELK GROVE             CA  95758  SFD        8.250    7.500   $2,253.80     360   1-May-30
8118900  SACRAMENTO            CA  95829  SFD        8.250    7.500   $2,874.71     360   1-Oct-30
8121431  GULPH MILLS           PA  19428  SFD        8.875    7.500   $2,306.57     360   1-Aug-30
8124518  NEWTOWN               PA  18940  SFD        8.625    7.500   $4,011.84     360   1-Oct-30
8125434  GILROY                CA  95020  SFD        8.125    7.500   $3,148.19     360   1-Oct-30
8126598  MEDINA                MN  55340  SFD        8.375    7.500   $3,572.34     360   1-May-30
8136250  SACRAMENTO            CA  95829  SFD        8.250    7.500   $2,760.90     360   1-Oct-30
8142886  SIOUX FALLS           SD  57103  SFD        8.625    7.500   $5,055.63     360   1-Sep-30
8144135  LITTLETON             CO  80127  SFD        8.875    7.500   $2,546.06     360   1-Sep-30
8145615  MURRIETA              CA  92562  SFD        8.125    7.500   $2,375.99     360   1-Jun-30
8155944  CARLSBAD              CA  92008  SFD        8.250    7.500   $2,864.75     360   1-Oct-30
8157014  MCLEAN                VA  22101  SFD        8.625    7.500   $3,391.16     360   1-Sep-30
8158656  BASALT                CO  81621  SFD        8.250    7.500   $2,716.58     360   1-Aug-30
8162262  OAKLAND               MD  21550  SFD        9.000    7.500   $2,574.79     360   1-Aug-30
8163558  OAKLAND               NJ  07436  SFD        8.750    7.500   $2,555.99     360   1-Sep-30
8165779  FRASER                CO  80442  SFD        8.500    7.500   $2,103.75     360   1-Sep-30
8166110  ROCKLIN               CA  95765  SFD        8.375    7.500   $2,360.02     360   1-Sep-30
8168235  BETHESDA              MD  20817  SFD        8.625    7.500   $5,444.53     360   1-Sep-30
8170529  HERCULES              CA  94547  SFD        8.250    7.500   $2,192.98     360   1-Sep-30
8174133  HUNTINGTON BEACH      CA  92648  LCO        7.875    7.500   $1,832.25     360   1-Sep-30
8174957  POTOMAC               MD  20854  SFD        8.375    7.500   $2,827.47     360   1-Aug-30
8176320  BETHESDA              MD  20817  SFD        8.375    7.500   $2,531.04     360   1-Nov-30
8177836  MEDINA                OH  44256  SFD        8.375    7.500   $2,128.20     360   1-Sep-30
8177955  CHANTILLY             VA  20151  SFD        8.625    7.500   $2,328.24     360   1-Sep-30
8180162  WEST LAKE LAND        MN  55081  SFD        8.250    7.500   $2,929.94     360   1-Oct-30
8180568  AVONDALE              PA  19311  SFD        8.000    7.500   $2,586.84     360   1-Aug-30
8185398  LAWRENCE              NJ  08648  SFD        8.250    7.500   $2,659.48     360   1-Sep-30
8187953  HOPKINS               MN  55343  PUD        8.500    7.500   $3,428.89     360   1-Aug-30
8190433  PARKER                CO  80134  SFD        8.000    7.500   $1,210.71     360   1-Sep-30
8190488  ROCKVILLE             MD  20852  PUD        8.500    7.500   $  845.80     360   1-Sep-30
8193425  MCALLEN               TX  78544  SFD        8.625    7.500   $4,098.95     360   1-Aug-30
8194977  CENTREVILLE           VA  20120  SFD        8.250    7.500   $2,596.79     360   1-Sep-30
8195417  SARASOTA              FL  34242  SFD        9.250    7.500   $4,541.17     360   1-Jul-30
8197094  THORNTON              CO  80241  SFD        8.250    7.500   $2,174.50     360   1-Aug-30
8197321  FORT SALONGA          NY  11768  SFD        8.625    7.500   $4,044.51     360   1-Sep-30
8198626  ALBUQUERQUE           NM  87111  SFD        8.625    7.500   $3,266.72     360   1-Sep-30
8199210  NAPERVILLE            IL  60565  SFD        8.125    7.500   $2,017.28     360   1-Aug-30
8200806  CLAYTON               CA  94517  SFD        8.125    7.500   $2,294.32     360   1-Nov-30
8200886  BEDFORD               MA  01730  SFD        8.125    7.500   $3,786.74     360   1-Sep-30
8202013  HOUSTON               TX  77027  SFD        8.125    7.500   $3,675.36     360   1-Sep-30
8202519  AUSTIN                TX  78759  SFD        7.750    7.483   $1,432.25     360   1-Aug-30
8203561  SOUTH RIDING          VA  20152  SFD        8.125    7.500   $1,276.35     360   1-Jul-30
8204825  LODI                  CA  95242  SFD        8.625    7.500   $2,730.04     360   1-Aug-30
8204899  GRANITE BAY           CA  95746  SFD        8.625    7.500   $2,411.15     360   1-Aug-30
8205495  LINCOLN               NE  68516  SFD        8.875    7.500   $3,335.34     360   1-Sep-30
8205938  HACIENDA HEIGHTS      CA  91745  SFD        8.750    7.500   $2,633.46     240   1-Aug-20
8207575  DOUBLE OAK            TX  75077  SFD        8.500    7.500   $2,321.73     360   1-Aug-30
8208042  WARREN                NJ  07059  SFD        8.500    7.500   $4,413.56     360   1-Sep-30
8210059  NEWPORT COAST         CA  92657  SFD        8.000    7.500   $6,562.61     360   1-Oct-30
8210811  SPOKANE               WA  99208  SFD        9.250    7.500   $2,282.10     360   1-Jul-30
8211206  LAHAINA               HI  96761  HCO        9.000    7.500   $1,367.86     360   1-Aug-30
8211284  WINCHESTER            MA  01890  SFD        8.500    7.500   $2,398.39     360   1-Aug-30
8211298  POTOMAC               MD  20854  SFD        8.375    7.500   $3,465.93     360   1-Sep-30
8212863  AURORA                CO  80013  SFD        8.500    7.500   $  954.99     360   1-Sep-30
8213959  SCOTTSDALE            AZ  85262  SFD        7.875    7.500   $1,450.14     360   1-Oct-30
8221161  CANTON                GA  30114  SFD        8.625    7.500   $2,802.00     360   1-Aug-30
8223003  TACOMA                WA  98422  LCO        8.875    7.500   $2,784.76     360   1-Aug-30
8223966  RALEIGH               NC  27615  SFD        8.375    7.500   $3,161.90     360   1-Jul-30
8224745  SACRAMENTO            CA  95829  SFD        8.375    7.500   $2,382.37     360   1-Aug-30
8224872  WEST CHESTER          OH  45069  SFD        8.375    7.500   $2,255.89     360   1-Aug-30
8226877  RESTON                VA  20194  SFD        8.250    7.500   $2,366.49     360   1-Sep-30
8227516  SOUTHLAKE             TX  76092  SFD        8.500    7.500   $2,202.17     360   1-Aug-30
8229453  ERIE                  CO  80516  SFD        8.500    7.500   $2,622.00     360   1-Aug-30
8230769  LITTLETON             CO  80127  SFD        8.625    7.500   $2,333.37     360   1-Sep-30
8230987  ELLICOTT CITY         MD  21042  SFD        7.875    7.500   $3,306.32     360   1-Sep-30
8232507  NORTH BILOXI          MS  39532  SFD        7.500    7.233   $  849.69     360   1-Sep-30
8232808  OAKLAND               CA  94610  SFD        8.375    7.500   $2,687.62     360   1-Sep-30
8232892  BOZEMAN               MT  59715  SFD        8.250    7.500   $2,253.80     360   1-Aug-30
8233127  SANTA CLARA           CA  95051  SFD        8.875    7.500   $2,641.54     360   1-Sep-30
8234652  DRIPPING SPRINGS      TX  78620  SFD        8.875    7.500   $3,617.00     360   1-Aug-30
8234822  SAN DIMAS             CA  91773  SFD        8.875    7.500   $3,437.19     360   1-Sep-30
8235289  GLENWOOD SPRINGS      CO  81601  SFD        8.750    7.500   $3,272.67     360   1-Oct-30
8235356  WEST CHESTER          PA  19382  SFD        7.875    7.500   $2,893.51     360   1-Sep-30
8235803  EAGLE                 ID  83616  SFD        8.625    7.500   $2,684.54     360   1-Sep-30
8236990  VIENNA                VA  22181  SFD        8.250    7.500   $3,005.07     360   1-Sep-30
8237056  SOUTHAMPTON           NY  11968  SFD        8.625    7.500   $3,947.28     360   1-Oct-30
8237271  VIENNA                VA  22182  SFD        7.750    7.483   $2,790.43     360   1-Oct-30
8240010  S ORANGE VILL TWP     NJ  07079  SFD        8.875    7.500   $2,730.65     360   1-Sep-30
8240179  POTOMAC               MD  20854  SFD        8.500    7.500   $3,623.12     360   1-Sep-30
8241653  STAMFORD              CT  06903  SFD        8.250    7.500   $2,591.87     360   1-Aug-30
8241807  RICHMOND              VA  23233  SFD        8.625    7.500   $2,812.49     360   1-Sep-30
8242365  CENTREVILLE           VA  20120  SFD        8.500    7.500   $2,306.74     360   1-Sep-30
8243469  MORRISON              CO  80465  SFD        8.375    7.500   $2,394.23     360   1-Sep-30
8243844  CLEARWATER            FL  33767  HCO        9.250    7.500   $2,625.98     360   1-Aug-30
8243976  PHILADELPHIA          PA  19103  SFD        8.375    7.500   $2,356.22     360   1-Sep-30
8244078  SOUTHLAKE             TX  76092  SFD        8.375    7.500   $4,712.45     360   1-Sep-30
8244370  APTOS                 CA  95003  SFD        8.500    7.500   $2,964.93     360   1-Sep-30
8245883  DAYTON                NV  89403  SFD        8.750    7.500   $2,194.89     360   1-Aug-30
8245911  SAN DIEGO             CA  92121  SFD        8.250    7.500   $3,005.07     360   1-Aug-30
8245983  SIMI VALLEY           CA  93063  SFD        8.625    7.500   $2,156.97     360   1-Sep-30
8246331  ASPEN                 CO  81611  SFD        8.500    7.500   $7,689.14     360   1-Sep-30
8246914  NAPA                  CA  94558  SFD        8.750    7.500   $2,761.32     360   1-Aug-30
8247008  PRINCEVILLE           HI  96722  SFD        8.375    7.500   $4,806.70     360   1-Sep-30
8247236  DUXBURY               MA  02332  SFD        9.250    7.500   $4,549.39     360   1-Sep-30
8247481  MINDEN                NV  89423  SFD        8.250    7.500   $2,319.91     360   1-Aug-30
8248249  CEDAR RAPIDS          IA  52402  SFD        8.375    7.500   $2,432.23     360   1-Sep-30
8248879  MCLEAN                VA  22101  SFD        8.000    7.500   $3,558.76     360   1-Sep-30
8250145  REDMOND               WA  98053  SFD        8.875    7.500   $3,373.53     360   1-Aug-30
8252693  SOUTHAMPTON TWP       NJ  08088  SFD        8.500    7.500   $2,568.17     360   1-Aug-30
8253150  WOLFEBORO             NH  03894  LCO        8.750    7.500   $  914.15     360   1-Sep-30
8253410  LAS VEGAS             NV  89129  SFD        8.625    7.500   $3,181.16     360   1-Oct-30
8253678  EL DORADO HILLS       CA  95762  SFD        8.375    7.500   $2,341.02     360   1-Sep-30
8254136  RESTON                VA  20194  SFD        8.000    7.500   $3,046.59     360   1-Sep-30
8254684  CAMARILLO             CA  93012  SFD        8.500    7.500   $2,683.09     360   1-Sep-30
8255058  MEQUON                WI  53092  SFD        8.500    7.500   $2,860.36     360   1-Sep-30
8255136  ORLANDO               FL  32836  SFD        8.500    7.500   $4,997.94     360   1-Sep-30
8255763  BOULDER               CO  80303  SFD        8.250    7.500   $2,629.43     360   1-Sep-30
8255764  NINE MILE FALLS       WA  99026  SFD        8.500    7.500   $2,552.79     360   1-Sep-30
8256099  NORFOLK               VA  23509  SFD        8.500    7.500   $2,983.38     360   1-Sep-30
8256517  CHICAGO               IL  60605  SFD        9.125    7.500   $2,831.44     360   1-Sep-30
8257038  BEAVERTON             OR  97006  SFD        7.875    7.500   $1,291.35     360   1-Sep-30
8257104  GLENWOOD SPRINGS      CO  81601  SFD        8.625    7.500   $2,761.15     360   1-Sep-30
8259085  LOS ANGELES           CA  90291  SFD        8.125    7.500   $6,868.10     360   1-Oct-30
8261310  NUNN                  CO  80648  SFD        8.625    7.500   $  871.12     360   1-Sep-30
8262228  SEDONA                AZ  86336  SFD        8.750    7.500   $4,216.71     360   1-Sep-30
8263870  REDONDO BEACH         CA  90277  SFD        8.625    7.500   $2,504.48     360   1-Sep-30
8263997  CAMPBELL              CA  95008  SFD        8.375    7.500   $2,660.25     360   1-Aug-30
8264294  PUYALLUP              WA  98374  SFD        8.375    7.500   $3,116.30     360   1-Oct-30
8264876  SIMI VALLEY           CA  93065  SFD        8.375    7.500   $2,505.20     360   1-Sep-30
8266406  LOS ANGELES           CA  90036  SFD        8.750    7.500   $3,357.24     360   1-Sep-30
8268345  SOUTH LYON            MI  48178  SFD        8.250    7.500   $2,193.70     360   1-Sep-30
8269322  BREMERTON             WA  98311  SFD        8.500    7.500   $2,498.97     360   1-Sep-30
8269695  CHICAGO               IL  60611  LCO        8.375    7.500   $2,926.28     360   1-Sep-30
8269766  GRANITE BAY           CA  95746  SFD        8.250    7.500   $2,618.92     360   1-Sep-30
8270193  SAN DIEGO             CA  92124  SFD        8.250    7.500   $2,554.31     360   1-Sep-30
8270653  PACIFIC PALISADES     CA  90272  SFD        8.250    7.500   $3,305.57     360   1-Sep-30
8270758  SANTA CRUZ            CA  95062  LCO        8.500    7.500   $1,787.72     360   1-Sep-30
8270858  MCLEAN                VA  22101  SFD        8.500    7.500   $4,997.94     360   1-Sep-30
8272244  RESTON                VA  20190  SFD        8.625    7.500   $3,325.05     360   1-Sep-30
8272309  SILVER SPRING         MD  20905  SFD        8.125    7.500   $2,375.99     360   1-Sep-30
8272318  CHICAGO               IL  60614  SFD        8.375    7.500   $4,066.39     360   1-Sep-30
8272931  CROWNSVILLE           MD  21032  SFD        8.625    7.500   $4,028.48     360   1-Sep-30
8273291  YARDLEY               PA  19067  SFD        8.875    7.500   $2,331.24     360   1-Sep-30
8273535  ATLANTA               GA  30327  SFD        8.500    7.500   $6,151.31     360   1-Sep-30
8275410  VOORHEES              NJ  08043  SFD        8.750    7.500   $1,037.66     360   1-Sep-30
8275484  CASTLE ROCK           CO  80104  SFD        8.375    7.500   $2,127.82     360   1-Sep-30
8276385  EL DORADO HILLS       CA  95762  SFD        8.000    7.500   $2,413.35     360   1-Sep-30
8276416  PLEASANTON            CA  94566  SFD        8.250    7.500   $3,245.47     360   1-Sep-30
8276542  GOLDEN                CO  80401  SFD        8.500    7.500   $2,460.52     360   1-Sep-30
8276828  WASHINGTON            DC  20008  SFD        8.250    7.500   $2,479.18     360   1-Sep-30
8277752  LITTLETON             CO  80127  SFD        8.375    7.500   $3,526.13     360   1-Sep-30
8278073  ANGOLA                IN  46703  SFD        8.500    7.500   $2,306.74     360   1-Sep-30
8279901  OAKDALE               CA  95361  SFD        9.125    7.500   $2,330.24     360   1-Sep-30
8281308  LAKE FOREST           IL  60045  SFD        9.125    7.500   $3,091.81     360   1-Sep-30
8281402  OMAHA                 NE  68164  SFD        8.375    7.500   $4,123.39     360   1-Sep-30
8282224  ELK GROVE             CA  95758  SFD        8.500    7.500   $2,539.72     360   1-Sep-30
8282270  WESTMINSTER           CO  80020  SFD        8.500    7.500   $2,460.52     360   1-Sep-30
8282981  EDINA                 MN  55424  SFD        8.625    7.500   $2,563.59     360   1-Sep-30
8283169  EVERGREEN             CO  80439  SFD        8.500    7.500   $2,039.93     360   1-Oct-30
8283708  WILDWOOD              MO  63005  SFD        9.125    7.500   $2,733.16     360   1-Sep-30
8284368  CHEVY CHASE           MD  20815  SFD        8.625    7.500   $2,566.71     360   1-Sep-30
8284464  GUNNISON              CO  81230  SFD        8.625    7.500   $3,103.38     360   1-Sep-30
8284474  LAKE BLUFF            IL  60044  SFD        8.375    7.500   $4,940.47     360   1-Sep-30
8284794  BELLEVUE              WA  98006  SFD        8.375    7.500   $2,166.21     360   1-Sep-30
8285548  LOS OSOS              CA  93402  SFD        8.375    7.500   $2,857.87     360   1-Sep-30
8285797  SEATTLE               WA  98112  SFD        8.375    7.500   $3,165.70     360   1-Sep-30
8285875  LIVERMORE             CA  94550  SFD        8.125    7.500   $2,889.43     360   1-Oct-30
8285910  GAITHERSBURG          MD  20878  SFD        8.250    7.500   $2,644.46     360   1-Nov-30
8286041  VALLEJO               CA  94591  SFD        7.875    7.500   $2,356.09     360   1-Sep-30
8286398  MONUMENT              CO  80132  SFD        8.250    7.500   $2,941.96     360   1-Oct-30
8286798  MINNETONKA            MN  55345  SFD        8.750    7.500   $4,405.53     360   1-Sep-30
8287392  MISSION VIEJO         CA  92692  SFD        8.250    7.500   $3,155.32     360   1-Sep-30
8287394  WASHINGTON            DC  20009  SFD        8.375    7.500   $3,841.40     360   1-Sep-30
8287851  SAN FRANCISCO         CA  94112  SFD        8.500    7.500   $2,368.25     360   1-Sep-30
8288095  INVER GROVE HGTS      MN  55077  SFD        8.625    7.500   $2,460.93     360   1-Sep-30
8288392  LOS ANGELES           CA  90064  SFD        8.375    7.500   $3,222.71     360   1-Sep-30
8288422  THOUSAND OAKS         CA  91361  SFD        8.375    7.500   $7,600.72     360   1-Oct-30
8289041  CINCINNATI            OH  45243  SFD        8.500    7.500   $7,689.14     360   1-Sep-30
8289392  DENVER                CO  80207  SFD        8.625    7.500   $3,391.16     360   1-Sep-30
8292125  ORONO                 MN  55359  SFD        8.375    7.500   $2,393.54     360   1-Sep-30
8292262  TAMPA                 FL  33606  SFD        8.375    7.500   $3,946.29     360   1-Oct-30
8292284  CALABASAS             CA  91302  SFD        8.250    7.500   $2,997.55     360   1-Oct-30
8292384  PARK RIDGE            IL  60068  SFD        8.250    7.500   $3,065.17     360   1-Oct-30
8294152  GLENVIEW              IL  60025  SFD        9.000    7.500   $5,230.05     360   1-Oct-30
8294375  MIDLAND               TX  79705  SFD        8.375    7.500   $5,727.90     360   1-Sep-30
8294377  COLUMBIA              MD  21044  SFD        8.000    7.500   $2,348.05     360   1-Sep-30
8294801  MEQUON                WI  53092  SFD        8.250    7.500   $3,523.44     360   1-Oct-30
8294961  CHINO HILLS           CA  91709  SFD        8.000    7.500   $2,834.17     360   1-Oct-30
8295124  BELLEVUE              WA  98006  SFD        8.375    7.500   $2,432.23     360   1-Sep-30
8295205  GRANGER               IN  46530  SFD        7.875    7.500   $2,668.26     360   1-Sep-30
8295666  PENN VALLEY           CA  95946  SFD        8.500    7.500   $3,844.57     360   1-Sep-30
8295869  SEASIDE               CA  93955  SFD        8.375    7.500   $2,280.22     360   1-Sep-30
8296727  TIBURON               CA  94920  SFD        8.000    7.500   $3,698.17     360   1-Sep-30
8297407  BOISE                 ID  83712  SFD        8.125    7.500   $3,207.59     360   1-Oct-30
8297643  SANTA ANA             CA  92705  SFD        8.250    7.500   $3,380.70     360   1-Oct-30
8297832  SNOHOMISH             WA  98290  SFD        8.500    7.500   $2,281.37     360   1-Sep-30
8298087  ATLANTA               GA  30324  SFD        8.125    7.500   $2,115.23     360   1-Sep-30
8299329  MARIETTA              GA  30062  SFD        8.500    7.500   $2,706.58     360   1-Sep-30
8299921  STOCKTON              CA  95212  SFD        7.750    7.483   $3,725.34     360   1-Oct-30
8300156  CHARLOTTE             NC  28205  SFD        8.375    7.500   $2,090.20     360   1-Sep-30
8301872  LISLE                 IL  60532  SFD        8.750    7.500   $2,666.92     360   1-Sep-30
8302886  AGUA DULCE            CA  91350  SFD        8.000    7.500   $3,261.58     360   1-Oct-30
8303244  ELMHURST              IL  60126  SFD        8.625    7.500   $2,450.04     360   1-Sep-30
8303370  BEAVER CREEK          CO  81620  SFD        8.500    7.500   $6,151.31     360   1-Oct-30
8304112  GROVELAND             IL  61535  SFD        8.875    7.500   $3,792.84     360   1-Oct-30
8305192  DURANGO               CO  81301  SFD        8.375    7.500   $2,970.36     360   1-Oct-30
8305846  NAPERVILLE            IL  60564  SFD        8.875    7.500   $2,386.94     360   1-Sep-30
8306320  EAST LANSING          MI  48823  SFD        8.250    7.500   $3,185.37     360   1-Oct-30
8308007  MORTON                IL  61550  SFD        8.875    7.500   $3,766.59     360   1-Oct-30
8309596  NAPERVILLE            IL  60564  SFD        8.875    7.500   $3,978.23     360   1-Oct-30
8310165  TONKA BAY             MN  55331  SFD        9.125    7.500   $3,645.08     360   1-Oct-30
8310342  LA GRANGE             IL  60525  SFD        8.375    7.500   $3,587.54     360   1-Oct-30
8312048  DURANGO               CO  81301  SFD        8.500    7.500   $4,252.09     360   1-Oct-30
8313350  ATLANTA               GA  30324  SFD        8.250    7.500   $3,095.84     360   1-Oct-30
8313379  BRECKENRIDGE          CO  80424  SFD        8.375    7.500   $3,617.94     360   1-Oct-30
8313445  PALM BEACH GARDEN     FL  33418  SFD        8.750    7.500   $4,185.25     360   1-Oct-30
8314627  SAN LEANDRO           CA  94577  SFD        8.750    7.500   $3,115.33     360   1-Oct-30
8315460  SOUTH ELGIN           IL  60121  SFD        8.500    7.500   $2,454.38     360   1-Sep-30
8316735  BURR RIDGE            IL  60521  SFD        8.375    7.500   $3,131.50     360   1-Oct-30
8317774  ALPHARETTA            GA  30022  SFD        8.625    7.500   $2,838.93     360   1-Oct-30
8318655  WESTMONT              IL  60559  SFD        8.875    7.500   $3,023.45     360   1-Oct-30
8320674  SCOTTSDALE            AZ  85259  SFD        8.250    7.500   $3,966.69     360   1-Oct-30
8320994  PLANO                 TX  75093  SFD        8.000    7.500   $3,257.91     360   1-Oct-30
8322130  INVERNESS             IL  60010  SFD        8.875    7.500   $3,659.97     360   1-Oct-30
8324552  BUFFALO GROVE         IL  60089  SFD        8.625    7.500   $2,800.04     360   1-Nov-30
8325307  CHICAGO               IL  60613  SFD        8.875    7.500   $2,983.67     360   1-Oct-30
8325327  MICHIGAN CITY         IN  46360  SFD        8.250    7.500   $4,507.60     360   1-Oct-30
8326143  CHEVY CHASE           MD  20815  SFD        8.000    7.500   $4,255.83     360   1-Oct-30
8326862  DOYLESTOWN            PA  18901  SFD        8.500    7.500   $7,689.13     360   1-Oct-30
8328177  SACRAMENTO            CA  95827  SFD        8.375    7.500   $3,040.29     360   1-Oct-30
8328438  BERKELEY              CA  94707  SFD        8.375    7.500   $3,116.30     360   1-Oct-30
8328674  LAKE BARRINGTON       IL  60010  SFD        9.000    7.500   $3,073.66     360   1-Oct-30
8328785  THOUSAND OAKS         CA  91361  SFD        8.250    7.500   $3,643.64     360   1-Oct-30
8329228  OCEAN CITY            NJ  08226  LCO        8.625    7.500   $4,386.73     360   1-Oct-30
8330187  DENVER                CO  80218  SFD        8.375    7.500   $3,800.36     360   1-Oct-30
8331652  WILMETTE              IL  60091  SFD        8.875    7.500   $4,761.94     360   1-Oct-30
8338361  SOUTHLAKE             TX  76092  SFD        8.125    7.500   $5,873.15     360   1-Oct-30
8339325  ST CHARLES            IL  60175  SFD        8.250    7.500   $4,808.11     360   1-Oct-30
8339896  DEEPHAVEN             MN  55331  SFD        8.250    7.500   $3,756.33     360   1-Oct-30
8340851  SUWANEE               GA  30024  SFD        8.250    7.500   $2,999.06     360   1-Nov-30
8343507  WESTERN SPRINGS       IL  60558  SFD        8.875    7.500   $2,983.67     360   1-Nov-30
8346257  CROSSLAKE             MN  56442  SFD        8.375    7.500   $2,933.88     360   1-Oct-30
8352898  CHESTERFIELD          MO  63005  SFD        8.375    7.500   $2,660.25     360   1-Nov-30
8353150  BURKE                 VA  22015  SFD        8.000    7.500   $2,218.90     360   1-Nov-30

(i)       (ix)              (x)  (xi)    (xii)    (xiii)  (xv)    (xvi)
-------   ---------------   ---  ------- -------- ------- ------- -------
          CUT-OFF
MORTGAGE  DATE                           MORTGAGE          MASTER  FIXED
LOAN      PRINCIPAL                      INSURANCE SERVICE SERVICE RETAINED
NUMBER    BALANCE           LTV  SUBSIDY CODE      FEE     FEE     YIELD
-------   ---------------   ---  ------- --------- ------- ------- --------
5124936       $ 92,284.78   50.00                  0.250   0.017   1.233
5741615       $395,753.86   80.00                  0.250   0.017   0.608
5742305       $115,052.57   80.00                  0.250   0.017   0.483
5747533       $349,051.17   40.72                  0.250   0.017   0.483
5757926       $399,322.28   38.10                  0.250   0.017   1.358
5759654       $395,619.06   90.00             33   0.250   0.017   2.108
5763171       $512,664.42   70.27                  0.250   0.017   0.358
5764008       $269,452.46   94.26             12   0.250   0.017   1.233
5768963       $384,516.91   75.00                  0.250   0.017   0.733
5770303       $273,475.54   80.00                  0.250   0.017   1.108
5772691       $365,254.76   85.00             33   0.250   0.017   0.233
5773485       $498,158.96   75.00                  0.250   0.017   1.108
5776551       $274,819.42   80.00                  0.250   0.017   0.483
5777653       $403,345.58   74.78                  0.250   0.017   1.358
5777994       $284,653.46   88.51             06   0.250   0.017   0.983
5780566       $307,464.50   80.00                  0.250   0.017   1.233
5780583       $549,491.56   55.00                  0.250   0.017   1.358
5780641       $299,464.81   44.12                  0.250   0.017   1.108
5781102       $330,400.21   80.00                  0.250   0.017   0.983
5782162       $499,360.15   58.82                  0.250   0.017   0.733
5783827       $395,518.50   80.00                  0.250   0.017   0.983
5784671       $399,744.93   80.00                  0.250   0.017   0.483
5785121       $426,720.68   84.98             06   0.250   0.017   0.358
5785148       $285,290.13   79.83                  0.250   0.017   1.108
5785574       $329,566.78   72.53                  0.250   0.017   0.358
5785947       $543,433.80   80.00                  0.250   0.017   1.733
5787088       $295,640.10   80.00                  0.250   0.017   0.983
5787306       $413,779.68   58.31                  0.250   0.017   1.608
5787423       $345,978.81   80.00                  0.250   0.017   0.983
5787980       $349,528.75   72.92                  0.250   0.017   0.483
5788233       $519,334.54   77.04 GD 3YR           0.250   0.017   0.483
5788969       $40,454. 42   90.00             33   0.250   0.017   1.358
5789642       $413,896.14   80.00                  0.250   0.017   0.983
5789712       $104,878.73   29.58                  0.250   0.017   1.233
5789898       $346,089.37   90.00             33   0.250   0.017   1.108
5790227       $499,689.22   76.92                  0.250   0.017   0.858
5790458       $284,606.43   40.71                  0.250   0.017   0.358
5790478       $304,441.74   74.39                  0.250   0.017   0.983
5790566       $269,696.14   75.00                  0.250   0.017   1.358
5791295       $449,438.63   46.15                  0.250   0.017   0.858
5791556       $375,760.23   80.00                  0.250   0.017   0.483
5791604       $332,584.60   90.00             01   0.250   0.017   0.858
5792127       $309,613.31   59.05                  0.250   0.017   0.858
5792137       $305,370.95   90.00             06   0.250   0.017   0.983
5792182       $367,765.33   80.00                  0.250   0.017   0.483
5792310       $409,538.58   40.00                  0.250   0.017   1.108
5794460       $299,635.21   73.17                  0.250   0.017   0.983
5794782       $298,445.91   90.00             12   0.250   0.017   1.108
5795546       $547,659.38   80.00                  0.250   0.017   0.858
5795618       $399,731.61   55.17                  0.250   0.017   0.233
5796374       $399,744.93   65.57                  0.250   0.017   0.733
5796491       $327,355.83   89.88             06   0.250   0.017   1.733
5796720       $276,870.80   75.00                  0.250   0.017   1.358
5796779       $317,260.12   79.50                  0.250   0.017   1.233
5796789       $305,627.93   90.00             01   0.250   0.017   0.983
5797011       $284,606.45   61.03                  0.250   0.017   0.358
5797813       $623,621.98   80.00                  0.250   0.017   0.983
5798002       $629,598.27   70.00                  0.250   0.017   0.733
5798382       $649,654.09   65.00                  0.250   0.017   1.358
5798796       $299,616.08   39.22                  0.250   0.017   0.733
5798956       $599,597.41   69.99                  0.250   0.017   0.483
5799295       $139,846.47   73.68                  0.250   0.017   1.233
5799383       $283,027.97   80.00                  0.250   0.017   0.608
5799527       $368,551.34   90.00             11   0.250   0.017   0.983
5799716       $278,651.95   55.80                  0.250   0.017   0.858
5800605       $370,780.96   78.94                  0.250   0.017   1.108
5800697       $367,765.34   80.00                  0.250   0.017   0.733
5801645       $445,715.60   69.70                  0.250   0.017   0.733
5802021       $379,122.45   90.00             06   0.250   0.017   1.108
5802184       $598,155.65   70.00                  0.250   0.017   1.233
5802639       $459,721.34   79.31                  0.250   0.017   0.983
5802933       $365,872.45   70.00                  0.250   0.017   0.858
5803833       $296,483.60   90.00             06   0.250   0.017   1.233
5803842       $649,563.86   68.06                  0.250   0.017   0.483
5803882       $361,998.88   30.42                  0.250   0.017   0.858
5803895       $395,554.34   90.00             12   0.250   0.017   1.358
5804459       $371,486.30   80.00                  0.250   0.017   0.358
5804516       $399,488.11   87.44             11   0.250   0.017   0.733
5804619       $277,532.83   90.00             12   0.250   0.017   0.733
5804686       $297,158.17   89.97             06   0.250   0.017   1.108
5804857       $399,751.38   54.50                  0.250   0.017   0.608
5804955       $366,977.54   80.00                  0.250   0.017   0.733
5804970       $271,693.89   80.00                  0.250   0.017   1.358
5805431       $277,961.62   87.79             13   0.250   0.017   0.983
5805889       $499,689.23   73.53                  0.250   0.017   0.858
5805980       $327,601.19   78.10                  0.250   0.017   0.983
5806027       $387,764.94   80.00                  0.250   0.017   0.733
5806042       $719,540.88   51.43                  0.250   0.017   0.483
5806327       $819,528.22   63.08                  0.250   0.017   0.983
5806459       $398,936.56   60.61                  0.250   0.017   0.733
5806468       $399,724.72   76.05                  0.250   0.017   0.108
5806735       $286,730.46   79.99                  0.250   0.017   0.483
5806996       $527,703.99   80.00                  0.250   0.017   1.108
5807347       $374,905.19   74.99                  0.250   0.017   1.108
5807427       $299,644.49   72.82                  0.250   0.017   1.108
5807475       $519,414.79   80.00                  0.250   0.017   1.358
5807544       $358,352.42   80.00                  0.250   0.017   0.858
5807611       $499,360.13   65.79                  0.250   0.017   0.733
5807673       $507,707.73   80.00                  0.250   0.017   1.233
5807747       $448,498.86   80.00                  0.250   0.017   0.233
5807766       $381,343.95   80.00                  0.250   0.017   0.233
5807841       $779,527.47   70.91                  0.250   0.017   0.733
5808187       $499,697.10   68.97                  0.250   0.017   0.983
5808226       $499,712.34   79.11                  0.250   0.017   1.233
5808521       $640,580.69   77.70                  0.250   0.017   0.608
5809391       $379,525.99   80.00                  0.250   0.017   0.858
5809745       $449,713.05   67.26                  0.250   0.017   0.733
5809815       $359,562.28   80.00                  0.250   0.017   0.983
5809937       $539,343.42   80.00                  0.250   0.017   0.983
5810002       $329,209.40   80.00                  0.250   0.017   1.108
5810456       $399,731.61   66.67                  0.250   0.017   0.233
5810848       $471,691.24   80.00                  0.250   0.017   0.608
5811048       $602,703.16   70.00                  0.250   0.017   1.233
5811148       $384,557.25   80.00                  0.250   0.017   0.733
5811154       $304,809.42   79.99                  0.250   0.017   0.733
5811167       $312,249.88   89.99             33   0.250   0.017   0.733
5811515       $325,832.49   90.00             11   0.250   0.017   0.733
5811563       $334,582.12   67.68                  0.250   0.017   0.858
5811646       $479,693.92   80.00                  0.250   0.017   0.483
5811675       $585,399.85   80.00                  0.250   0.017   0.108
5811713       $441,272.26   80.00                  0.250   0.017   0.000
5811715       $274,604.45   71.06                  0.250   0.017   0.483
5811769       $478,840.56   67.90                  0.250   0.017   0.858
5812007       $549,621.49   67.16                  0.250   0.017   0.108
5812118       $911,483.11   65.00                  0.250   0.017   0.858
5812262       $799,515.36   66.67                  0.250   0.017   0.983
5812434       $531,385.61   80.00                  0.250   0.017   1.233
5812695       $495,192.02   55.33                  0.250   0.017   0.858
5813606       $418,746.17   79.06                  0.250   0.017   0.733
5813813       $377,746.36   60.00                  0.250   0.017   0.233
5813958       $869,486.35   75.00                  0.250   0.017   0.858
5813975       $278,933.36   95.00             06   0.250   0.017   0.608
5814086       $366,283.62   77.98                  0.250   0.017   1.108
5814196       $999,362.33   47.62                  0.250   0.017   0.483
5814624       $414,707.09   53.55                  0.250   0.017   0.000
5814798       $389,763.73   66.10                  0.250   0.017   0.733
5815036       $367,771.27   80.00                  0.250   0.017   0.858
5815374       $279,513.19   80.00                  0.250   0.017   1.233
5815376       $279,496.72   94.77             06   0.250   0.017   1.233
5815518       $373,511.67   65.00                  0.250   0.017   0.733
5815611       $319,490.63   79.99                  0.250   0.017   0.733
5815763       $287,512.03   80.00                  0.250   0.017   1.358
5815834       $379,275.94   59.76                  0.250   0.017   0.858
5815841       $539,664.35   80.00                  0.250   0.017   0.858
5816193       $429,765.12   56.58                  0.250   0.017   1.233
5816435       $399,731.61   64.61                  0.250   0.017   0.483
5816598       $409,751.62   79.61                  0.250   0.017   0.983
5816856       $585,635.76   68.14                  0.250   0.017   0.608
5817285       $374,784.25   68.06                  0.250   0.017   1.233
5817413       $478,709.82   79.83                  0.250   0.017   0.733
5817559       $649,209.66   69.89                  0.250   0.017   0.983
5817576       $463,733.04   80.00                  0.250   0.017   1.233
5817631       $483,699.17   80.00                  0.250   0.017   0.608
5817656       $550,948.89   73.01                  0.250   0.017   1.233
5817939       $459,699.09   80.00 GD 3YR           0.250   0.017   0.358
5817973       $374,784.25   52.59                  0.250   0.017   0.983
5817980       $386,746.85   65.93                  0.250   0.017   0.608
5818277       $427,747.30   80.00                  0.250   0.017   0.858
5819164       $420,488.10   67.90                  0.250   0.017   0.983
5819687       $384,543.75   73.33                  0.250   0.017   1.108
5819694       $299,644.49   60.12                  0.250   0.017   1.108
5819749       $307,644.30   80.00                  0.250   0.017   1.233
5819873       $474,437.12   74.69                  0.250   0.017   1.108
5820260       $394,954.36   80.00                  0.250   0.017   0.858
5820429       $499,712.33   71.43                  0.250   0.017   1.233
5820691       $389,775.61   75.00                  0.250   0.017   0.983
5820833       $547,659.38   80.00                  0.250   0.017   0.858
5820880       $594,475.10   49.57                  0.250   0.017   1.233
5821266       $369,537.27   85.00             24   0.250   0.017   1.233
5821280       $478,702.27   54.74                  0.250   0.017   0.608
5821502       $416,341.06   90.00             12   0.250   0.017   0.858
5821553       $377,776.83   90.00             33   0.250   0.017   1.108
5821599       $284,253.96   94.98             12   0.250   0.017   0.983
5821610       $385,342.76   70.00                  0.250   0.017   0.358
5821674       $399,717.68   75.47                  0.250   0.017   0.000
5821810       $308,643.14   79.84                  0.250   0.017   1.233
5821823       $499,689.23   66.67                  0.250   0.017   0.858
5821950       $399,488.11   53.33                  0.250   0.017   0.733
5822161       $374,555.62   57.69                  0.250   0.017   1.108
5822213       $499,712.32   66.01                  0.250   0.017   0.983
5822566       $949,439.12   55.88                  0.250   0.017   0.858
5822604       $367,771.26   80.00                  0.250   0.017   0.608
5822613       $449,734.32   66.67                  0.250   0.017   0.858
5822966       $366,971.76   80.00                  0.250   0.017   0.858
5822990       $449,727.38   75.00                  0.250   0.017   0.733
5823252       $439,712.17   65.57                  0.250   0.017   0.608
5823271       $439,673.46   79.17                  0.250   0.017   0.000
5823295       $466,286.92   80.00                  0.250   0.017   0.483
5823313       $384,723.27   75.00                  0.250   0.017   0.483
5823326       $455,750.92   80.00                  0.250   0.017   1.233
5823385       $550,807.43   79.99                  0.250   0.017   0.858
5823479       $375,766.29   80.00                  0.250   0.017   0.608
5823573       $369,775.86   57.45                  0.250   0.017   0.983
5824070       $892,472.77   44.65                  0.250   0.017   0.858
5824172       $399,781.50   43.24                  0.250   0.017   1.233
5824337       $268,681.23   77.08                  0.250   0.017   1.108
5824406       $382,767.98   79.96                  0.250   0.017   0.733
5824730       $364,544.68   33.33                  0.250   0.017   0.858
5825285       $376,788.64   89.55             33   0.250   0.017   1.108
5826003       $435,729.00   80.00                  0.250   0.017   0.858
5826127       $619,594.43   80.00                  0.250   0.017   0.608
5827757       $438,463.00   75.00                  0.250   0.017   0.608
5828232       $382,149.86   79.99                  0.250   0.017   0.608
5829792       $367,504.53   80.00                  0.250   0.017   0.483
5829990       $998,410.20   39.96                  0.250   0.017   1.108
5830269       $439,733.45   55.00                  0.250   0.017   0.983
5830284       $404,800.79   74.31                  0.250   0.017   1.983
5830305       $309,641.97   29.52                  0.250   0.017   1.233
5830307       $399,717.68   60.15                  0.250   0.017   0.233
5830362       $369,087.53   79.99                  0.250   0.017   1.233
5830365       $446,265.25   89.92             01   0.250   0.017   0.733
5830366       $407,752.83   80.00                  0.250   0.017   0.983
5830451       $574,282.71   76.67                  0.250   0.017   0.858
5830452       $499,689.21   75.67                  0.250   0.017   0.858
5830561       $313,470.32   80.00                  0.250   0.017   0.733
5830590       $416,534.22   79.98                  0.250   0.017   0.733
5830596       $449,394.09   78.81                  0.250   0.017   0.483
5830660       $371,785.97   80.00                  0.250   0.017   1.233
5830675       $415,716.82   79.96                  0.250   0.017   1.358
5830685       $374,772.82   32.61                  0.250   0.017   0.983
5830756       $387,752.58   80.00                  0.250   0.017   0.733
5830809       $395,560.23   80.00                  0.250   0.017   0.983
5830914       $367,793.70   80.00                  0.250   0.017   1.358
5831020       $397,739.65   80.00                  0.250   0.017   0.608
5831637       $448,128.36   80.00                  0.250   0.017   0.983
5832701       $297,818.38   70.00                  0.250   0.017   0.733
5832733       $365,310.88   80.00                  0.250   0.017   0.608
5832812       $499,376.27   56.82                  0.250   0.017   0.858
5833220       $409,792.96   54.74                  0.250   0.017   1.858
5833799       $637,103.75   75.00                  0.250   0.017   0.858
5833855       $485,697.93   75.00                  0.250   0.017   0.858
5833984       $399,744.93   66.78                  0.250   0.017   0.733
5835228       $463,704.12   80.00                  0.250   0.017   0.733
5835239       $307,798.53   66.96                  0.250   0.017   0.608
5835240       $383,773.28   80.00                  0.250   0.017   1.108
5835249       $279,696.30   94.16             13   0.250   0.017   0.608
5835530       $304,619.52   74.39                  0.250   0.017   0.858
5835568       $364,761.24   45.63                  0.250   0.017   0.608
5835634       $274,665.63   70.15                  0.250   0.017   0.983
5835686       $383,761.32   80.00                  0.250   0.017   0.858
5836321       $374,754.70   60.00                  0.250   0.017   0.608
5836823       $413,729.18   60.00                  0.250   0.017   0.608
5837162       $499,681.17   58.82                  0.250   0.017   0.733
5837272       $384,754.50   70.64                  0.250   0.017   0.733
5837287       $608,649.62   70.00                  0.250   0.017   1.233
5838064       $398,358.53   84.99             24   0.250   0.017   0.983
5838241       $303,179.64   71.68                  0.250   0.017   0.858
5839746       $283,286.46   87.38             11   0.250   0.017   0.858
5840891       $409,745.16   89.44             01   0.250   0.017   0.858
5842202       $439,564.88   90.00             01   0.250   0.017   0.983
5842248       $368,096.29   90.00             06   0.250   0.017   0.983
5842316       $649,168.20   59.09                  0.250   0.017   0.733
5843194       $371,523.95   80.00                  0.250   0.017   0.733
5843218       $297,249.44   57.21                  0.250   0.017   2.733
5843267       $292,135.13   75.00                  0.250   0.017   0.858
5843283       $357,242.25   89.99             11   0.250   0.017   0.733
5843527       $336,639.95   73.90                  0.250   0.017   1.608
5843531       $300,752.28   61.45                  0.250   0.017   1.233
5843535       $382,696.97   80.00                  0.250   0.017   0.608
5843542       $504,519.79   80.00                  0.250   0.017   0.483
5843555       $379,775.65   80.00                  0.250   0.017   1.108
5843557       $279,668.20   80.00                  0.250   0.017   1.108
5843567       $419,191.01   80.00                  0.250   0.017   0.733
5843573       $319,630.45   50.79                  0.250   0.017   1.233
5843580       $479,201.97   70.00                  0.250   0.017   0.858
5843582       $365,372.77   80.00                  0.250   0.017   0.858
5843589       $459,440.67   80.00                  0.250   0.017   0.983
5843597       $291,626.32   80.00                  0.250   0.017   0.733
5843598       $279,650.73   80.00                  0.250   0.017   0.858
5843606       $333,419.31   80.00                  0.250   0.017   1.233
5843620       $536,066.37   65.49                  0.250   0.017   1.233
5843628       $284,635.29   67.86                  0.250   0.017   0.733
5843630       $419,025.33   80.00                  0.250   0.017   0.983
5843631       $299,616.09   46.23                  0.250   0.017   0.733
5843641       $399,724.73   61.54                  0.250   0.017   0.358
5843647       $499,407.48   36.76                  0.250   0.017   1.108
5843658       $389,763.74   43.09                  0.250   0.017   0.983
5843664       $647,749.91   67.05                  0.250   0.017   0.733
5843665       $405,467.05   69.93                  0.250   0.017   0.608
5843676       $439,422.41   64.52                  0.250   0.017   0.608
5843680       $267,900.96   79.61                  0.250   0.017   1.983
5843693       $310,821.61   80.00                  0.250   0.017   0.983
5843696       $434,484.50   75.00                  0.250   0.017   1.108
5843713       $299,464.82   74.07                  0.250   0.017   1.108
5843735       $424,427.77   68.00                  0.250   0.017   0.483
5843736       $393,511.47   78.75                  0.250   0.017   0.983
5843742       $382,262.26   90.00             33   0.250   0.017   0.858
5843744       $447,742.25   80.00                  0.250   0.017   1.233
5843747       $479,693.92   80.00                  0.250   0.017   0.733
5843760       $299,450.89   55.05                  0.250   0.017   0.983
5843764       $434,570.37   71.90                  0.250   0.017   1.983
5843787       $383,508.58   80.00                  0.250   0.017   0.733
5843809       $321,577.31   68.51                  0.250   0.017   0.608
5843812       $544,661.26   72.67                  0.250   0.017   0.858
5843824       $649,616.25   46.43                  0.250   0.017   1.108
5843827       $559,651.94   80.00                  0.250   0.017   0.858
5843830       $317,991.32   80.00                  0.250   0.017   0.733
5843836       $446,384.21   80.00                  0.250   0.017   1.108
5843846       $523,682.56   77.63                  0.250   0.017   0.983
5843865       $399,744.93   75.47                  0.250   0.017   0.733
5843871       $373,342.89   80.00                  0.250   0.017   0.358
5843887       $401,283.47   72.69                  0.250   0.017   1.358
5843915       $294,141.53   72.18                  0.250   0.017   1.108
5843943       $344,580.50   60.00                  0.250   0.017   0.983
5843945       $282,994.24   90.00             06   0.250   0.017   1.108
5843998       $383,487.05   80.00                  0.250   0.017   0.608
5844015       $319,558.11   87.54             11   0.250   0.017   0.358
5844027       $359,562.28   80.00                  0.250   0.017   0.983
5844037       $649,229.73   56.52                  0.250   0.017   1.108
5844043       $289,589.32   74.38                  0.250   0.017   0.233
5844179       $287,621.93   80.00                  0.250   0.017   0.608
5844484       $409,215.48   68.33                  0.250   0.017   1.108
5844503       $303,722.65   80.00                  0.250   0.017   2.358
5844576       $264,768.03   90.00             06   0.250   0.017   0.858
5844608       $411,475.48   80.00                  0.250   0.017   1.108
5844619       $379,549.68   68.79                  0.250   0.017   1.108
5844670       $284,635.29   95.00             11   0.250   0.017   0.733
5844710       $639,201.65   76.65                  0.250   0.017   0.858
5844732       $339,553.68   79.59                  0.250   0.017   0.608
5844751       $291,204.69   79.90                  0.250   0.017   1.858
5844774       $497,705.98   72.07                  0.250   0.017   1.108
5844882       $359,198.21   79.65                  0.250   0.017   0.608
5844895       $564,330.46   73.86                  0.250   0.017   1.108
5844934       $305,637.38   90.00             01   0.250   0.017   1.108
5844999       $296,000.00   80.00                  0.250   0.017   0.483
5845031       $346,792.00   80.00                  0.250   0.017   0.733
5845074       $309,613.28   79.49                  0.250   0.017   0.858
5845088       $484,978.57   80.00                  0.250   0.017   0.733
5845098       $287,621.94   80.00                  0.250   0.017   0.608
5845107       $298,913.25   95.00             01   0.250   0.017   1.358
5845109       $439,726.52   80.00                  0.250   0.017   0.858
5845112       $319,502.87   72.73                  0.250   0.017   1.858
5845117       $419,758.35   77.78                  0.250   0.017   1.233
5845125       $419,489.32   75.00                  0.250   0.017   0.983
5845126       $303,630.36   80.00                  0.250   0.017   0.983
5845128       $323,625.83   90.00             06   0.250   0.017   1.233
5845131       $439,422.41   80.00                  0.250   0.017   0.608
5845133       $349,026.42   65.00                  0.250   0.017   0.733
5845139       $315,574.53   80.00                  0.250   0.017   0.483
5845145       $296,638.89   73.33                  0.250   0.017   0.983
5845148       $302,580.90   80.00                  0.250   0.017   0.858
5845156       $369,787.13   64.91                  0.250   0.017   1.233
5845256       $359,527.43   55.38                  0.250   0.017   0.608
5845259       $291,635.76   80.00                  0.250   0.017   0.858
5845261       $349,552.11   76.09                  0.250   0.017   0.733
5845267       $377,528.48   44.79                  0.250   0.017   0.858
5845279       $414,482.31   50.92                  0.250   0.017   0.858
5845293       $379,525.98   72.66                  0.250   0.017   0.858
5845295       $434,243.47   63.43                  0.250   0.017   1.108
5845329       $289,705.96   76.32                  0.250   0.017   1.858
5845330       $389,763.74   70.91                  0.250   0.017   0.983
5845344       $354,545.70   79.78                  0.250   0.017   0.733
5845362       $449,554.30   80.00                  0.250   0.017   1.483
5845436       $391,900.00   80.00                  0.250   0.017   0.733
5845523       $615,191.38   80.00                  0.250   0.017   0.608
5845554       $299,616.09   50.00                  0.250   0.017   0.733
5845577       $349,491.76   58.72                  0.250   0.017   0.108
5845586       $648,840.44   72.22                  0.250   0.017   1.108
5845679       $599,627.07   80.00                  0.250   0.017   0.858
5845785       $269,663.19   90.00             06   0.250   0.017   0.858
5845960       $349,174.93   80.00                  0.250   0.017   0.983
5846231       $364,800.63   48.67                  0.250   0.017   1.483
5846349       $617,253.77   80.00                  0.250   0.017   1.358
5846361       $634,466.43   80.00                  0.250   0.017   1.233
5846407       $479,686.01   57.14                  0.250   0.017   0.608
5846435       $499,719.70   78.13                  0.250   0.017   1.358
5846460       $394,772.74   89.78             33   0.250   0.017   1.233
5846883       $399,787.14   79.68                  0.250   0.017   1.608
5847129       $489,462.68   79.03                  0.250   0.017   1.483
5847909       $369,770.03   82.22             13   0.250   0.017   0.858
5848922       $399,474.91   50.70                  0.250   0.017   0.608
5848926       $332,377.14   80.00                  0.250   0.017   0.608
5849329       $279,641.67   80.00                  0.250   0.017   0.733
5849666       $381,756.41   80.00                  0.250   0.017   0.733
5849777       $337,500.00   75.00                  0.250   0.017   0.858
5855290       $274,000.00   80.00                  0.250   0.017   0.233
5855930       $272,150.00   80.00                  0.250   0.017   0.608
5855956       $345,000.00   64.01                  0.250   0.017   0.608
5855969       $288,106.18   94.96             06   0.250   0.017   1.108
5855981       $327,485.64   78.11                  0.250   0.017   0.608
5856016       $372,916.20   80.00                  0.250   0.017   0.983
7461642       $399,488.11   80.00                  0.250   0.017   0.483
7600749       $549,043.77   68.75                  0.250   0.017   0.983
7622191       $375,772.22   80.00                  0.250   0.017   0.733
7638182       $598,901.82   63.16                  0.250   0.017   0.733
7688704       $423,768.40   80.00                  0.250   0.017   1.233
7792018       $310,150.57   90.00             11   0.250   0.017   1.108
7802578       $398,859.43   80.00                  0.250   0.017   0.233
7862947       $495,365.27   80.00                  0.250   0.017   0.483
7866158       $299,625.61   50.00                  0.250   0.017   0.608
7885630       $266,498.42   80.00                  0.250   0.017   0.983
7904613       $348,537.12   80.00                  0.250   0.017   0.858
7906517       $379,322.10   57.40                  0.250   0.017   0.858
7910112       $350,772.99   80.00                  0.250   0.017   0.733
7915951       $275,956.80   95.00             01   0.250   0.017   0.858
7933141       $857,952.57   74.65                  0.250   0.017   0.483
7944885       $497,807.71   80.00                  0.250   0.017   0.000
7951961       $623,218.35   66.53                  0.250   0.017   0.000
7966839       $419,514.96   80.00                  0.250   0.017   0.983
7967770       $307,615.79   80.00                  0.250   0.017   0.608
7974832       $282,921.12   95.00             01   0.250   0.017   0.733
7976923       $642,851.12   80.00                  0.250   0.017   0.858
7988049       $381,331.89   79.98                  0.250   0.017   0.858
7993304       $363,858.71   80.00                  0.250   0.017   0.233
8000619       $365,794.06   58.17                  0.250   0.017   0.483
8001254       $539,011.64   79.41                  0.250   0.017   0.733
8010430       $674,730.66   80.00                  0.250   0.017   0.608
8013958       $493,141.07   80.00                  0.250   0.017   0.733
8015475       $484,379.35   72.29                  0.250   0.017   0.483
8022974       $449,711.30   80.00                  0.250   0.017   0.608
8023000       $295,458.25   78.93                  0.250   0.017   0.733
8030920       $373,742.62   80.00                  0.250   0.017   0.108
8031143       $383,773.29   80.00                  0.250   0.017   0.858
8031674       $279,650.72   58.33                  0.250   0.017   0.608
8043257       $313,128.41   80.00                  0.250   0.017   0.358
8044765       $354,568.36   71.00                  0.250   0.017   0.733
8046155       $331,584.34   80.00                  0.250   0.017   0.733
8047598       $425,381.55   79.97                  0.250   0.017   0.000
8054617       $347,363.05   79.11                  0.250   0.017   0.733
8056850       $311,443.42   80.00                  0.250   0.017   0.858
8065670       $359,222.98   80.00                  0.250   0.017   0.608
8067640       $321,844.54   80.00                  0.250   0.017   0.608
8068292       $313,523.89   80.00                  0.250   0.017   0.358
8069522       $406,726.91   70.00                  0.250   0.017   0.233
8079374       $383,224.09   90.00             06   0.250   0.017   1.108
8080047       $541,985.29   79.99                  0.250   0.017   1.483
8083682       $324,719.67   80.00                  0.250   0.017   0.858
8088143       $311,577.10   78.92                  0.250   0.017   0.233
8089694       $393,956.16   74.99                  0.250   0.017   1.108
8099045       $458,914.58   80.00                  0.250   0.017   0.608
8099866       $471,706.63   80.00                  0.250   0.017   0.608
8101551       $299,422.14   72.91                  0.250   0.017   0.483
8103075       $239,446.59   66.23                  0.250   0.017   0.000
8107912       $323,874.95   79.99                  0.250   0.017   0.483
8110281       $324,803.11   65.00                  0.250   0.017   0.733
8114328       $395,772.17   90.00             11   0.250   0.017   0.983
8116498       $322,889.00   80.00                  0.250   0.017   1.108
8118387       $298,832.28   80.00                  0.250   0.017   0.483
8118900       $382,404.00   80.00                  0.250   0.017   0.483
8121431       $289,408.83   79.99                  0.250   0.017   1.108
8124518       $515,495.47   79.99                  0.250   0.017   0.858
8125434       $423,722.64   73.87                  0.250   0.017   0.358
8126598       $468,216.35   58.75                  0.250   0.017   0.608
8136250       $367,265.66   80.00                  0.250   0.017   0.483
8142886       $649,229.74   78.79                  0.250   0.017   0.858
8144135       $319,639.89   32.00                  0.250   0.017   1.108
8145615       $318,939.12   68.09                  0.250   0.017   0.358
8155944       $381,079.85   80.00                  0.250   0.017   0.483
8157014       $435,483.33   80.00                  0.250   0.017   0.858
8158656       $360,903.49   80.00                  0.250   0.017   0.483
8162262       $319,471.48   80.00                  0.250   0.017   1.233
8163558       $324,524.78   69.99                  0.250   0.017   0.983
8165779       $273,267.33   80.00                  0.250   0.017   0.733
8166110       $310,112.67   75.00                  0.250   0.017   0.608
8168235       $699,170.47   80.00                  0.250   0.017   0.858
8170529       $291,530.44   80.00                  0.250   0.017   0.483
8174133       $252,351.04   73.75                  0.250   0.017   0.108
8174957       $371,301.49   80.00                  0.250   0.017   0.608
8176320       $333,000.00   90.00             11   0.250   0.017   0.608
8177836       $279,650.72   76.09                  0.250   0.017   0.608
8177955       $298,884.55   80.00                  0.250   0.017   0.858
8180162       $389,751.31   82.30             01   0.250   0.017   0.483
8180568       $351,438.09   80.00                  0.250   0.017   0.233
8185398       $353,546.99   74.68                  0.250   0.017   0.483
8187953       $445,122.77   80.00                  0.250   0.017   0.733
8190433       $164,777.84   41.25                  0.250   0.017   0.233
8190488       $109,866.26   30.73                  0.250   0.017   0.733
8193425       $524,238.28   79.97                  0.250   0.017   0.858
8194977       $327,130.16   80.00                  0.250   0.017   0.483
8195417       $550,842.01   80.00                  0.250   0.017   1.483
8197094       $288,887.49   94.90             13   0.250   0.017   0.483
8197321       $519,383.77   80.00                  0.250   0.017   0.858
8198626       $419,502.28   80.00                  0.250   0.017   0.858
8199210       $271,112.65   74.90                  0.250   0.017   0.358
8200806       $309,000.00   77.38                  0.250   0.017   0.358
8200886       $509,330.51   68.00                  0.250   0.017   0.358
8202013       $493,698.73   69.72                  0.250   0.017   0.358
8202519       $199,493.96   80.00                  0.250   0.017   0.000
8203561       $171,445.64   79.99                  0.250   0.017   0.358
8204825       $350,371.23   90.00             01   0.250   0.017   0.858
8204899       $309,446.97   63.92                  0.250   0.017   0.858
8205495       $418,728.25   80.00                  0.250   0.017   1.108
8205938       $296,608.28   74.50                  0.250   0.017   0.983
8207575       $301,397.35   74.20                  0.250   0.017   0.733
8208042       $573,302.08   70.00                  0.250   0.017   0.733
8210059       $893,775.90   70.00                  0.250   0.017   0.233
8210811       $276,818.08   95.00             13   0.250   0.017   1.483
8211206       $169,719.32   27.20                  0.250   0.017   1.233
8211284       $311,349.10   80.00                  0.250   0.017   0.733
8211298       $455,431.16   80.00                  0.250   0.017   0.608
8212863       $124,048.99   68.24                  0.250   0.017   0.733
8213959       $199,862.36   29.96                  0.250   0.017   0.108
8221161       $359,609.33   90.00             06   0.250   0.017   0.858
8223003       $349,406.98   70.00                  0.250   0.017   1.108
8223966       $414,954.85   78.49                  0.250   0.017   0.608
8224745       $312,851.45   80.00                  0.250   0.017   0.608
8224872       $296,242.71   80.00                  0.250   0.017   0.608
8226877       $314,596.89   51.22                  0.250   0.017   0.483
8227516       $285,875.80   80.00                  0.250   0.017   0.733
8229453       $340,375.85   70.31                  0.250   0.017   0.733
8230769       $299,644.49   50.00                  0.250   0.017   0.858
8230987       $455,370.30   80.00                  0.250   0.017   0.108
8232507       $121,339.06   80.00                  0.250   0.017   0.000
8232808       $353,158.89   80.00                  0.250   0.017   0.608
8232892       $299,422.14   30.77                  0.250   0.017   0.483
8233127       $331,517.99   80.00                  0.250   0.017   1.108
8234652       $453,829.77   76.79                  0.250   0.017   1.108
8234822       $431,513.83   80.00                  0.250   0.017   1.108
8235289       $415,760.66   80.00                  0.250   0.017   0.983
8235356       $398,515.93   69.95                  0.250   0.017   0.108
8235803       $344,740.99   90.00             01   0.250   0.017   0.858
8236990       $399,488.11   53.33                  0.250   0.017   0.483
8237056       $507,200.38   70.00                  0.250   0.017   0.858
8237271       $389,225.09   69.99                  0.250   0.017   0.000
8240010       $342,813.78   80.00                  0.250   0.017   1.108
8240179       $470,627.07   80.00                  0.250   0.017   0.733
8241653       $344,335.47   49.64                  0.250   0.017   0.483
8241807       $361,171.49   80.00                  0.250   0.017   0.858
8242365       $299,635.23   69.09                  0.250   0.017   0.733
8243469       $314,607.05   50.40                  0.250   0.017   0.608
8243844       $318,699.72   80.00                  0.250   0.017   1.483
8243976       $309,613.30   74.88                  0.250   0.017   0.608
8244078       $619,226.57   80.00                  0.250   0.017   0.608
8244370       $385,131.15   80.00                  0.250   0.017   0.733
8245883       $278,514.94   90.00             33   0.250   0.017   0.983
8245911       $399,229.52   75.59                  0.250   0.017   0.483
8245983       $276,991.36   80.00                  0.250   0.017   0.858
8246331       $998,784.09   21.05                  0.250   0.017   0.733
8246914       $350,389.74   79.95                  0.250   0.017   0.983
8247008       $631,611.11   69.99                  0.250   0.017   0.608
8247236       $552,411.04   70.00                  0.250   0.017   1.483
8247481       $308,205.20   80.00                  0.250   0.017   0.483
8248249       $319,600.82   80.00                  0.250   0.017   0.608
8248879       $484,346.97   56.73                  0.250   0.017   0.233
8250145       $423,281.62   89.97             01   0.250   0.017   1.108
8252693       $333,388.68   68.92                  0.250   0.017   0.733
8253150       $114,058.50   70.00                  0.250   0.017   0.983
8253410       $408,758.53   77.90                  0.250   0.017   0.858
8253678       $307,615.79   80.00                  0.250   0.017   0.608
8254136       $414,640.96   80.00                  0.250   0.017   0.233
8254684       $348,520.71   80.00                  0.250   0.017   0.733
8255058       $371,547.68   80.00                  0.250   0.017   0.733
8255136       $649,207.59   76.92                  0.250   0.017   0.733
8255763       $349,236.84   44.03                  0.250   0.017   0.483
8255764       $331,596.33   80.00                  0.250   0.017   0.733
8256099       $387,528.24   80.00                  0.250   0.017   0.733
8256517       $347,628.21   72.50                  0.250   0.017   1.358
8257038       $177,854.06   94.99             01   0.250   0.017   0.108
8257104       $354,579.32   74.74                  0.250   0.017   0.858
8259085       $924,394.92   65.37                  0.250   0.017   0.358
8261310       $111,867.28   74.72                  0.250   0.017   0.858
8262228       $535,380.99   80.00                  0.250   0.017   0.983
8263870       $321,618.43   46.53                  0.250   0.017   0.858
8263997       $348,998.30   74.47                  0.250   0.017   0.608
8264294       $409,745.16   59.85                  0.250   0.017   0.608
8264876       $329,160.87   80.00                  0.250   0.017   0.608
8266406       $426,257.17   75.00                  0.250   0.017   0.983
8268345       $291,626.32   80.00                  0.250   0.017   0.483
8269322       $324,604.83   72.22                  0.250   0.017   0.733
8269695       $384,519.73   59.23                  0.250   0.017   0.608
8269766       $348,153.89   80.00                  0.250   0.017   0.483
8270193       $339,116.14   75.72                  0.250   0.017   0.483
8270653       $439,436.93   59.46                  0.250   0.017   0.483
8270758       $232,217.31   75.00                  0.250   0.017   0.733
8270858       $649,209.67   78.41                  0.250   0.017   0.733
8272244       $426,993.40   75.00                  0.250   0.017   0.858
8272309       $319,562.88   80.00                  0.250   0.017   0.358
8272318       $534,332.60   57.22                  0.250   0.017   0.608
8272931       $517,322.35   79.93                  0.250   0.017   0.858
8273291       $292,670.26   84.93             11   0.250   0.017   1.108
8273535       $799,027.28   69.14                  0.250   0.017   0.733
8275410       $131,673.71   74.99                  0.250   0.017   0.983
8275484       $279,424.34   69.99                  0.250   0.017   0.608
8276385       $328,457.17   74.96                  0.250   0.017   0.233
8276416       $431,447.17   80.00                  0.250   0.017   0.483
8276542       $319,420.88   80.00                  0.250   0.017   0.733
8276828       $329,577.69   55.00                  0.250   0.017   0.483
8277752       $463,299.99   80.00                  0.250   0.017   0.608
8278073       $299,635.23   72.29                  0.250   0.017   0.733
8279901       $286,094.02   80.00                  0.250   0.017   1.358
8281308       $379,594.01   69.09                  0.250   0.017   1.358
8281402       $541,823.26   70.00                  0.250   0.017   0.608
8282224       $329,898.34   75.00                  0.250   0.017   0.733
8282270       $319,609.94   71.11                  0.250   0.017   0.733
8282981       $329,209.42   80.00                  0.250   0.017   0.858
8283169       $265,139.28   70.00                  0.250   0.017   0.733
8283708       $335,561.10   80.00                  0.250   0.017   1.358
8284368       $329,608.93   62.80                  0.250   0.017   0.858
8284464       $398,527.17   79.96                  0.250   0.017   0.858
8284474       $649,189.16   44.83                  0.250   0.017   0.608
8284794       $284,644.47   52.29                  0.250   0.017   0.608
8285548       $374,682.96   80.00                  0.250   0.017   0.608
8285797       $415,980.44   70.00                  0.250   0.017   0.608
8285875       $386,837.18   31.64                  0.250   0.017   0.358
8285910       $352,000.00   80.00                  0.250   0.017   0.483
8286041       $324,495.16   89.90             11   0.250   0.017   0.108
8286398       $391,350.29   80.00                  0.250   0.017   0.483
8286798       $559,353.25   80.00                  0.250   0.017   0.983
8287392       $419,462.52   80.00                  0.250   0.017   0.483
8287394       $504,769.55   70.00                  0.250   0.017   0.608
8287851       $307,625.51   80.00                  0.250   0.017   0.733
8288095       $316,025.05   79.99                  0.250   0.017   0.858
8288392       $423,471.08   75.71                  0.250   0.017   0.608
8288422       $999,378.45   57.97                  0.250   0.017   0.608
8289041       $998,784.09   58.82                  0.250   0.017   0.733
8289392       $435,483.33   39.64                  0.250   0.017   0.858
8292125       $314,516.25   90.00             11   0.250   0.017   0.608
8292262       $518,877.29   80.00                  0.250   0.017   0.608
8292284       $398,745.58   71.38                  0.250   0.017   0.483
8292384       $407,739.83   52.31                  0.250   0.017   0.483
8294152       $649,644.95   76.92                  0.250   0.017   1.233
8294375       $752,659.93   80.00                  0.250   0.017   0.608
8294377       $319,569.13   65.32                  0.250   0.017   0.233
8294801       $468,700.94   69.79                  0.250   0.017   0.483
8294961       $385,990.83   75.00                  0.250   0.017   0.233
8295124       $319,600.82   54.51                  0.250   0.017   0.608
8295205       $367,491.82   80.00                  0.250   0.017   0.108
8295666       $499,392.05   77.04                  0.250   0.017   0.733
8295869       $299,625.76   72.29                  0.250   0.017   0.608
8296727       $503,321.41   80.00                  0.250   0.017   0.233
8297407       $431,717.41   80.00                  0.250   0.017   0.358
8297643       $449,713.05   66.18                  0.250   0.017   0.483
8297832       $296,339.23   59.34                  0.250   0.017   0.733
8298087       $284,506.02   80.00                  0.250   0.017   0.358
8299329       $351,571.99   80.00                  0.250   0.017   0.733
8299921       $519,632.99   80.00                  0.250   0.017   0.000
8300156       $274,656.95   65.99                  0.250   0.017   0.608
8301872       $338,608.49   89.81             01   0.250   0.017   0.983
8302886       $444,201.75   70.00                  0.250   0.017   0.233
8303244       $314,626.71   73.26                  0.250   0.017   0.858
8303370       $644,752.39   66.67                  0.250   0.017   0.733
8304112       $476,432.75   70.62                  0.250   0.017   1.108
8305192       $390,557.10   80.00                  0.250   0.017   0.608
8305846       $299,662.38   67.54                  0.250   0.017   1.108
8306320       $423,715.00   80.00                  0.250   0.017   0.483
8308007       $473,134.60   74.79                  0.250   0.017   1.108
8309596       $499,719.69   76.92                  0.250   0.017   1.108
8310165       $447,761.59   80.00                  0.250   0.017   1.358
8310342       $471,706.63   80.00                  0.250   0.017   0.608
8312048       $552,664.99   70.00                  0.250   0.017   0.733
8313350       $411,820.23   70.00                  0.250   0.017   0.483
8313379       $475,704.14   80.00                  0.250   0.017   0.608
8313445       $531,693.92   80.00                  0.250   0.017   0.983
8314627       $395,772.17   80.00                  0.250   0.017   0.983
8315460       $318,811.87   79.82                  0.250   0.017   0.733
8316735       $411,743.92   80.00                  0.250   0.017   0.608
8317774       $364,784.51   79.87                  0.250   0.017   0.858
8318655       $379,786.97   78.35                  0.250   0.017   1.108
8320674       $527,663.31   80.00                  0.250   0.017   0.483
8320994       $443,702.09   80.00                  0.250   0.017   0.233
8322130       $459,742.11   80.00                  0.250   0.017   1.108
8324552       $360,000.00   75.79                  0.250   0.017   0.858
8325307       $374,789.77   63.56                  0.250   0.017   1.108
8325327       $599,617.40   80.00                  0.250   0.017   0.483
8326143       $579,610.84   42.96                  0.250   0.017   0.233
8326862       $999,394.20   68.97                  0.250   0.017   0.733
8328177       $399,751.38   47.06                  0.250   0.017   0.608
8328438       $409,745.16   65.60                  0.250   0.017   0.608
8328674       $381,791.34   62.11                  0.250   0.017   1.233
8328785       $484,690.74   66.90                  0.250   0.017   0.483
8329228       $563,667.02   80.00                  0.250   0.017   0.858
8330187       $499,689.22   62.50                  0.250   0.017   0.608
8331652       $598,164.47   48.86                  0.250   0.017   1.108
8338361       $790,482.58   70.00                  0.250   0.017   0.358
8339325       $639,591.89   76.65                  0.250   0.017   0.483
8339896       $499,681.17   76.34                  0.250   0.017   0.483
8340851       $399,200.00   80.00                  0.250   0.017   0.483
8343507       $375,000.00   62.50                  0.250   0.017   1.108
8346257       $385,760.08   64.87                  0.250   0.017   0.608
8352898       $350,000.00   48.83                  0.250   0.017   0.608
8353150       $302,400.00   80.00                  0.250   0.017   0.233

          $272,259,133.94


COUNT:                  671
WAC:            8.447586982
WAM:            357.9833995
WALTV:          72.82285961

                                   EXHIBIT F-2

      [Schedule of Mortgage Loans Serviced by WFHM in Frederick, Maryland]

WFMBS
WFMBS   2000-13 EXHIBIT F-2
30 YEAR FIXED RATE NON-RELOCATION  LOANS

(i)      (ii)                 (iii)                  (iv)      (v)        (vi)    (vii)    (viii)
------   ------------------   -----------------      --------  --------  -------  -------- ---------
                                                               NET
MORTGAGE                                             MORTGAGE  MORTGAGE  CURRENT  ORIGINAL SCHEDULED
LOAN                                ZIP    PROPERTY  INTEREST  INTEREST  MONTHLY  TERM TO  MATURITY
NUMBER   CITY                 STATE CODE   TYPE      RATE      RATE      PAYMENT  MATURITY DATE
------   ------------------   ----- ----   ----      --------  --------  -------  -------- ---------
5837922  THOUSAND OAKS        CA    91320  PUD       8.000     7.250     $1,995.84   360   1-Jun-30
5837925  FRANKLIN             MA    01038  SFD       7.875     7.250     $2,465.24   360   1-Jun-30
5837979  CHARLOTTE            NC    28277  PUD       8.250     7.250     $2,279.42   360   1-Jul-30
5838208  GLEN ELLYN           IL    60137  SFD       8.000     7.250     $2,025.19   360   1-May-30
5839119  BROOKFIELD           CT    06804  SFD       7.625     7.250     $2,017.21   360   1-Aug-30
5839202  SOUTHLAKE            TX    76092  SFD       7.500     7.233     $2,097.64   360   1-Aug-30
5839207  IRVING               TX    75038  SFD       8.000     7.250     $2,127.92   360   1-Sep-30
5839216  CHESTER TOWNSHIP     NJ    07930  SFD       8.000     7.250     $3,301.94   360   1-Sep-30
5839223  AUSTIN               TX    78731  SFD       8.000     7.250     $2,568.18   360   1-Sep-30
5839230  CHAPEL HILL          NC    27516  SFD       8.000     7.250     $2,201.29   360   1-Sep-30
5839234  BREA                 CA    92821  PUD       8.125     7.250     $2,279.47   360   1-Sep-30
5839408  MIDLOTHIAN           VA    23113  SFD       8.000     7.250     $3,205.08   360   1-Jul-30
5839415  PLEASANT HILL        CA    94523  SFD       8.375     7.250     $3,435.53   360   1-Jul-30
5839427  GASTONIA             NC    28056  SFD       8.250     7.250     $2,065.98   360   1-Jul-30
5839471  MOUNT VERNON         NY    10552  SFD       8.250     7.250     $2,524.26   360   1-Jul-30
5839473  DANVILLE             CA    94506  SFD       8.375     7.250     $3,496.33   360   1-Jul-30
5839481  OVERLAND PARK        KS    66213  SFD       8.250     7.250     $2,434.10   360   1-Sep-30
5839509  JACKSONVILLE         FL    32256  SFD       8.250     7.250     $2,151.63   360   1-Jul-30
5839612  RIDGEFIELD           CT    06877  PUD       8.125     7.250     $2,691.55   360   1-Aug-30
5839640  WESTERVILLE          OH    43082  SFD       7.750     7.250     $2,507.44   360   1-Sep-30


(i)      (ix)           (x)  (xi)    (xii)     (xiii)  (xv)    (xvi)
-------- -------------  ---- ------- --------  ------  ------  ------
         CUT-OFF
MORTGAGE DATE                        MORTGAGE          MASTER  FIXED
LOAN     PRINCIPAL                   INSURANCE SERVICE SERVICE RETAINED
NUMBER   BALANCE        LTV  SUBSIDY CODE      FEE     FEE     YIELD
-------- -------------  ---- ------- --------  ------  ------  ------
5837922    $269,560.83  80.00                  0.250   0.017   0.483
5837925    $338,814.59  80.00                  0.250   0.017   0.358
5837979    $300,946.29  95.00          11      0.250   0.017   0.733
5838208    $274,870.14  80.00                  0.250   0.017   0.483
5839119    $284,377.25  76.00                  0.250   0.017   0.108
5839202    $299,327.90  70.59                  0.250   0.017   0.000
5839207    $289,498.13  74.36                  0.250   0.017   0.483
5839216    $449,394.11  89.11          11      0.250   0.017   0.483
5839223    $349,528.74  92.84          11      0.250   0.017   0.483
5839230    $299,596.08  77.90                  0.250   0.017   0.483
5839234    $306,597.00  87.71          12      0.250   0.017   0.608
5839408    $435,615.91  80.00                  0.250   0.017   0.483
5839415    $440,504.93  80.00                  0.250   0.017   0.858
5839427    $274,291.32  74.32                  0.250   0.017   0.733
5839471    $335,134.08  80.00                  0.250   0.017   0.733
5839473    $458,844.32  56.72                  0.250   0.017   0.858
5839481    $323,585.38  80.00                  0.250   0.017   0.733
5839509    $285,661.91  80.00                  0.250   0.017   0.733
5839612    $361,783.81  69.38                  0.250   0.017   0.608
5839640    $329,439.78  63.64                  0.250   0.017   0.233

         $6,707,372.50


COUNT:                          20
WAC:                   8.062571615
WAM:                   356.6683171
WALTV:                 78.17696594

                                   EXHIBIT F-3

            [Schedule of Mortgage Loans Serviced by Other Servicers]

WFMBS
WFMBS   2000-13 EXHIBIT F-3
30 YEAR FIXED RATE NON-RELOCATION  LOANS

(i)      (ii)                 (iii)                  (iv)      (v)        (vi)    (vii)    (viii)
------   ------------------   -----------------      --------  -------   -------  -------- ---------
                                                               NET
MORTGAGE                                             MORTGAGE  MORTGAGE  CURRENT  ORIGINAL SCHEDULED
LOAN                                ZIP    PROPERTY  INTEREST  INTEREST  MONTHLY  TERM TO  MATURITY
NUMBER   CITY                 STATE CODE   TYPE      RATE      RATE      PAYMENT  MATURITY DATE
------   ------------------   ----- ----   ----      --------  ------- ---------  -------- ---------
5783241   GREEN OAKS          IL    60048  SFD       8.500     7.500   $3,037.21      360  1-Sep-30
5783259   CHANTILLY           VA    20151  SFD       8.500     7.500   $2,522.04      360  1-Sep-30
5783440   WAYNE               NJ    07470  SFD       8.500     7.500   $3,267.89      360  1-Sep-30
5785159   OWINGS MILLS        MD    21117  SFD       8.500     7.500   $3,075.65      360  1-Sep-30
5788084   MOUNT SINAI         NY    11766  SFD       8.625     7.500   $2,177.03      360  1-Sep-30
5793992   VIENNA              VA    22181  PUD       8.625     7.500   $2,177.81      360  1-Sep-30
5797256   OWINGS MILLS        MD    21117  SFD       8.500     7.500   $2,269.83      360  1-Sep-30
5797296   SCARSDALE           NY    10583  SFD       8.250     7.500   $2,253.80      360  1-Sep-30
5798740   GREAT NECK          NY    11023  SFD       8.375     7.500   $3,192.30      360  1-Sep-30
5799717   PIKESVILLE          MD    21208  SFD       8.500     7.500   $2,975.70      360  1-Sep-30
5801396   WASHINGTON          DC    20015  SFD       8.375     7.500   $2,721.06      360  1-Sep-30
5801405   RYE                 NY    10580  SFD       8.375     7.500   $2,280.22      360  1-Sep-30
5801547   BATON ROUGE         LA    70809  SFD       8.250     7.500   $4,808.11      360  1-Sep-30
5802063   PRIOR LAKE          MN    55372  SFD       9.125     7.500   $4,621.44      360  1-Jul-30
5802092   HARRISON TWP.       NJ    08062  SFD       8.750     7.500   $2,360.10      360  1-Jul-30
5802112   ANNAPOLIS           MD    21401  SFD       9.125     7.500   $2,202.91      360  1-Jul-30
5802126   SOUTHAMPTON         NY    11968  SFD       9.000     7.500   $3,089.75      360  1-Jul-30
5802306   PARKER              CO    80134  SFD       8.500     7.500   $1,991.49      360  1-Jul-30
5802687   LELAND              MI    49654  SFD       8.750     7.500   $3,933.50      360  1-Oct-30
5803145   WOODBURY            NY    11797  SFD       8.125     7.500   $3,266.99      360  1-Sep-30
5804599   LAPEER              MI    48446  SFD       9.000     7.500   $2,293.17      360  1-Jun-30
5804614   BROWNSTOWN          MI    48173  SFD       9.000     7.500   $3,620.80      360  1-May-30
5804628   GRAND RAPIDS        MI    49505  SFD       8.875     7.500   $3,039.36      360  1-Apr-30
5804691   WEST OLIVE          MI    49460  SFD       8.750     7.500   $3,430.01      360  1-Jun-30
5804940   GAITHERSBURG        MD    20882  SFD       8.750     7.500   $2,407.30      360  1-Sep-30
5807303   PALISADES PARK      NJ    07650  SFD       8.500     7.500   $1,960.73      360  1-Aug-29
5807366   VILLA HILLS         KY    41017  SFD       8.375     7.500   $2,401.83      360  1-Nov-29
5808081   GARDEN CITY         NY    11530  SFD       8.375     7.500   $2,217.13      360  1-Aug-30
5808107   REGO PARK           NY    11374  SFD       8.625     7.500   $2,356.70      360  1-Aug-30
5808119   FARMINGDALE         NY    11735  SFD       8.250     7.500   $2,396.54      360  1-Aug-30
5808204   MUTTONTOWN          NY    11791  SFD       8.750     7.500   $5,782.25      360  1-Jul-30
5808456   ORANGE              CA    92869  PUD       8.000     7.500   $2,902.04      360  1-Jan-29
5811531   MARIETTA            GA    30062  SFD       8.500     7.500   $2,283.68      360  1-Sep-30
5811678   HIGHLAND PARK       TX    75205  SFD       8.375     7.500   $3,420.33      360  1-Aug-30
5812897   PORT WASHINGTON     NY    11050  SFD       8.625     7.500   $2,768.93      360  1-Sep-30
5812934   PITTSFORD           NY    14534  SFD       8.750     7.500   $2,335.79      360  1-Sep-30
5813008   PAWLING             NY    12564  SFD       8.375     7.500   $2,280.22      360  1-Sep-30
5815001   ROCKVILLE CENTER    NY    11570  SFD       8.750     7.500   $4,405.52      360  1-Aug-30
5815017   SUMMIT              NJ    07901  SFD       8.250     7.500   $2,394.66      360  1-Jul-30
5815047   MIAMI               FL    33133  SFD       8.500     7.500   $3,998.35      360  1-Sep-30
5815095   GLOUCESTER          MA    01930  SFD       8.625     7.500   $2,340.37      355  1-Jan-30
5818289   BATON ROUGE         LA    70808  SFD       8.250     7.500   $3,696.23      360  1-Sep-30
5818343   DARIEN              CT    06820  SFD       8.625     7.500   $4,165.85      360  1-Sep-30
5819927   ST LOUIS            MO    63118  SFD       8.500     7.500   $1,999.18      360  1-Sep-30
5819938   FREMONT             CA    94536  SFD       8.500     7.500   $2,614.31      360  1-Sep-30
5820172  MESA                 AZ    85207  SFD       8.250     7.500   $4,883.24      360  1-Sep-30
5820232  LOS ANGELES          CA    90024  SFD       9.000     7.500   $2,599.74      360  1-Sep-30
5820248  LITTLETON            CO    80127  SFD       8.500     7.500   $3,344.77      360  1-Sep-30
5820262  DULUTH               GA    30097  SFD       8.500     7.500   $2,683.51      360  1-Sep-30
5820270  MARIETTA             GA    30064  SFD       8.500     7.500   $2,586.63      360  1-Sep-30
5820281  RANCHO CUCAMONGA     CA    91739  SFD       8.500     7.500   $2,076.07      360  1-Sep-30
5820515  CHAPEL HILL          NC    27514  SFD       7.750     7.483   $2,056.10      360  1-Sep-30
5820531  CHAPIN               SC    29036  SFD       8.375     7.500   $2,470.24      360  1-Sep-30
5820541  BRANCHBURG           NJ    08876  SFD       8.000     7.500   $2,271.74      360  1-Sep-30
5820546  HOPKINTON            NH    03229  SFD       8.125     7.500   $2,138.40      360  1-Aug-30
5820636  ROME                 GA    30165  SFD       8.375     7.500   $2,401.83      360  1-Aug-30
5820648  PHOENIX              AZ    85045  SFD       8.250     7.500   $3,124.52      360  1-Sep-30
5820655  LINCOLNSHIRE         IL    60069  SFD       8.375     7.500   $2,660.26      360  1-Sep-30
5820665  DAYTON               NJ    08810  SFD       8.500     7.500   $2,075.30      360  1-Sep-30
5820674  LEESBURG             VA    20176  SFD       8.375     7.500   $4,028.38      360  1-Sep-30
5820692  WOODBRIDGE           VA    22191  SFD       8.375     7.500   $3,663.55      360  1-Sep-30
5820739  SANTA CLARA          CA    95054  SFD       8.500     7.500   $2,614.31      360  1-Sep-30
5821619  MCLEAN               VA    22101  SFD       8.500     7.500   $2,399.02      360  1-Sep-30
5821631  GLEN ELLYN           IL    60137  SFD       9.000     7.500   $4,425.42      360  1-Sep-30
5821650  BETHESDA             MD    20817  SFD       8.125     7.500   $4,454.99      360  1-Sep-30
5821802  LOTHIAN              MD    20711  SFD       8.500     7.500   $2,399.02      360  1-Sep-30
5821812  BETHESDA             MD    20817  SFD       8.250     7.500   $3,080.20      360  1-Sep-30
5821839  MEDFORD              NJ    08055  SFD       8.625     7.500   $2,675.60      360  1-Sep-30
5821927  CHICAGO              IL    60646  SFD       8.500     7.500   $2,411.31      360  1-Aug-30
5821936  TUCSON               AZ    85718  PUD       8.250     7.500   $2,596.38      360  1-Sep-30
5821944  JOHNSBURG            IL    60050  SFD       8.625     7.500   $2,032.76      360  1-Sep-30
5821945  DEERFIELD            IL    60015  SFD       8.500     7.500   $2,140.27      360  1-Sep-30
5821956  RIDGEFIELD           WA    98642  SFD       8.375     7.500   $2,850.28      360  1-Sep-30
5821973  ESTES PARK           CO    80517  SFD       8.375     7.500   $3,914.38      360  1-Sep-30
5821985  HOUSTON              TX    77005  SFD       8.250     7.500   $3,726.28      360  1-Jul-30
5822000  BETHESDA             MD    20816  SFD       8.250     7.500   $2,824.76      360  1-Aug-30
5822015  SOUTH HAVEN          MI    49090  SFD       8.375     7.500   $  456.04      360  1-Sep-30
5822021  ST GEORGE            UT    84790  SFD       8.375     7.500   $3,230.31      360  1-Aug-30
5822025  HOUSTON              TX    77069  SFD       8.500     7.500   $2,921.87      360  1-Aug-30
5822033  HOUSTON              TX    77005  SFD       8.375     7.500   $3,465.93      360  1-Sep-30
5822056  HAWTHORNE            NY    10532  SFD       8.375     7.500   $2,526.87      360  1-Sep-30
5822061  CINCINNATI           OH    45248  SFD       8.625     7.500   $2,717.21      360  1-Sep-30
5822073  FAYETTEVILLE         TX    78940  SFD       8.250     7.500   $2,253.80      360  1-Sep-30
5822074  OSTERVILLE           MA    02655  SFD       9.250     7.500   $4,031.11      360  1-Sep-30
5822075  TUCSON               AZ    85718  SFD       8.375     7.500   $3,152.40      360  1-Sep-30
5822080  FREMONT              CA    94536  SFD       9.375     7.500   $2,453.66      360  1-Aug-30
5822082  KENILWORTH           IL    60043  SFD       8.625     7.500   $2,877.83      360  1-Sep-30
5822085  SUNNYVALE            CA    94086  SFD       8.750     7.500   $2,360.10      360  1-Aug-30
5822086  WASHINGTON           DC    20012  SFD       8.250     7.500   $2,307.15      360  1-Sep-30
5822090  GOLDEN               CO    80403  SFD       9.000     7.500   $1,577.06      360  1-Sep-30
5822096  VALLEJO              CA    94591  SFD       8.500     7.500   $2,176.03      360  1-Aug-30
5822107  SCOTTSDALE           AZ    85253  SFD       8.000     7.500   $2,265.87      360  1-Sep-30
5822109  BURR RIDGE           IL    60521  SFD       8.500     7.500   $4,997.94      360  1-Sep-30
5822110  EDISON               NJ    08820  SFD       8.250     7.500   $3,666.19      360  1-Sep-30
5822115  SCOTTSDALE           AZ    85250  SFD       8.500     7.500   $2,349.03      360  1-Aug-30
5822120  TEMPE                AZ    85281  HCO       9.125     7.500   $  472.31      360  1-Aug-30
5822125  KATY                 TX    77450  SFD       8.500     7.500   $2,118.36      360  1-Sep-30
5822126  STONY POINT          NY    10980  SFD       8.500     7.500   $2,103.75      360  1-Sep-30
5822305  DICKERSON            MD    20842  SFD       8.125     7.500   $2,536.37      360  1-Sep-30
5822308  PHOENIX              AZ    85021  SFD       8.375     7.500   $3,003.05      360  1-Sep-30
5822319  ESCONDIDO            CA    92027  SFD       8.250     7.500   $  563.45      360  1-Sep-30
5822320  SUWANEE              GA    30024  SFD       9.125     7.500   $1,683.00      360  1-Aug-30
5822327  MAGNOLIA             TX    77355  SFD       8.375     7.500   $2,766.66      360  1-Aug-30
5822345  PHOENIX              AZ    85012  SFD       8.375     7.500   $1,346.85      360  1-Sep-30
5822384  MONTEREY PARK        CA    91770  SFD       8.125     7.500   $2,857.87      360  1-Sep-30
5822390  NORWELL              MA    02061  SFD       8.500     7.500   $2,460.52      360  1-Sep-30
5822399  DURANGO              CO    81301  SFD       8.500     7.500   $2,060.69      360  1-Sep-30
5822401  SHARON               MA    02067  SFD       8.750     7.500   $4,323.71      360  1-Aug-30
5822427  PHOENIX              AZ    85023  SFD       8.375     7.500   $  975.93      360  1-Sep-30
5822437  SAN FRANCISCO        CA    94117  LCO       8.375     7.500   $2,394.23      360  1-Sep-30
5822443  SEATTLE              WA    98199  SFD       8.250     7.500   $2,223.45      360  1-Aug-30
5822446  SCOTTSDALE           AZ    85255  SFD       8.375     7.500   $  965.30      360  1-Sep-30
5822450  HOUSTON              TX    77077  SFD       8.250     7.500   $2,261.31      360  1-Sep-30
5822456  CITRUS HEIGHTS       CA    95610  SFD       8.750     7.500   $1,164.32      360  1-Sep-30
5822464  TAYLOR LAKE VILLAGE  TX    77586  SFD       8.250     7.500   $2,400.30      360  1-Aug-30
5822469  SEDONA               AZ    86351  PUD       8.375     7.500   $1,254.12      360  1-Sep-30
5822477  LIBERTYVILLE         IL    60048  SFD       8.500     7.500   $2,076.07      360  1-Aug-30
5822559  DALLAS               TX    75229  SFD       8.250     7.500   $3,960.68      360  1-Aug-30
5822562  CAT SPRINGS          TX    78933  SFD       8.625     7.500   $1,633.36      360  1-Aug-30
5822569  SACRAMENTO           CA    95864  SFD       8.375     7.500   $3,256.91      360  1-Aug-30
5822571  MONTGOMERY           TX    77356  SFD       8.375     7.500   $2,736.26      360  1-Sep-30
5822583  PHOENIX              AZ    85016  SFD       8.750     7.500   $3,778.13      360  1-Sep-30
5822593  SCOTTSDALE           AZ    85255  PUD       7.875     7.500   $3,009.04      360  1-Aug-30
5822596  PHOENIX              AZ    85048  SFD       8.750     7.500   $1,611.17      360  1-Sep-30
5822642  BELLEVUE             WA    98005  SFD       8.625     7.500   $2,093.03      360  1-Sep-30
5822675  SANTA CLARA          CA    95051  SFD       8.375     7.500   $3,015.97      360  1-Sep-30
5822684  DAVIDSONVILLE        MD    21035  SFD       8.500     7.500   $2,537.41      360  1-Sep-30
5822693  PALATINE             IL    60067  PUD       8.375     7.500   $2,086.40      360  1-Sep-30
5822708  SAN JOSE             CA    95148  SFD       8.500     7.500   $3,152.55      360  1-Sep-30
5822753  ESCONDIDO            CA    92026  SFD       8.750     7.500   $2,611.85      360  1-Sep-30
5822761  SONOMA               CA    95476  SFD       8.625     7.500   $2,607.15      360  1-Sep-30
5822778  FAIRFIELD            CA    94585  SFD       8.500     7.500   $2,191.40      360  1-Sep-30
5822782  CARLSBAD             CA    92009  SFD       8.500     7.500   $3,673.87      360  1-Sep-30
5822791  HARVARD              MA    01451  SFD       9.500     7.500   $4,540.61      360  1-Sep-30
5822793  SAN FRANCISCO        CA    94121  SFD       8.625     7.500   $3,888.95      360  1-Sep-30
5822809  CARLSBAD             CA    92009  SFD       8.375     7.500   $2,223.21      360  1-Sep-30
5822816  PHOENIX              AZ    85048  SFD       8.375     7.500   $2,097.80      360  1-Sep-30
5822826  NEWTON               MA    02459  SFD       9.125     7.500   $4,068.16      360  1-Sep-30
5822829  CLANCY               MT    59634  SFD       8.500     7.500   $1,191.82      360  1-Sep-30
5822850  ALAMEDA              CA    94501  SFD       8.375     7.500   $2,470.23      360  1-Sep-30
5822854  RICHMOND             CA    94804  SFD       8.375     7.500   $2,667.85      360  1-Sep-30
5822858  EAGAN                MN    55122  SFD       8.375     7.500   $2,158.61      360  1-Sep-30
5822865  YORKVILLE            IL    60560  SFD       8.625     7.500   $1,524.47      360  1-Sep-30
5822868  PHOENIX              AZ    85027  SFD       8.625     7.500   $  634.68      360  1-Sep-30
5822883  ANNAPOLIS            MD    21401  SFD       8.500     7.500   $2,566.63      360  1-Sep-30
5822914  PALM DESERT          CA    92260  SFD       8.750     7.500   $  560.52      360  1-Sep-30
5823007  AUSTIN               TX    78746  SFD       8.250     7.500   $4,998.93      360  1-Sep-30
5823025  SANTA ROSA           CA    95409  SFD       8.250     7.500   $3,239.84      360  1-Sep-30
5823031  SAN FRANCISCO        CA    94124  SFD       8.250     7.500   $2,062.23      360  1-Sep-30
5823098  READING              MA    01867  SFD       8.500     7.500   $1,768.50      360  1-Sep-30
5823099  EDGEWATER            MD    21037  PUD       8.375     7.500   $2,842.67      360  1-Sep-30
5823106  GRANITE BAY          CA    95746  SFD       8.375     7.500   $3,709.15      360  1-Sep-30
5823108  LOS ANGELES          CA    90005  SFD       9.375     7.500   $7,560.60      360  1-Sep-30
5823115  RIVERSIDE            CA    92506  SFD       8.375     7.500   $1,489.74      360  1-Sep-30
5823124  DAVIDSON             MD    21035  PUD       8.375     7.500   $3,070.69      360  1-Sep-30
5823227  CEDAR PARK           TX    78613  SFD       8.375     7.500   $1,339.63      360  1-Sep-30
5823262  VIGINIA BEACH        VA    23464  SFD       8.500     7.500   $  735.70      360  1-Sep-30
5823267  CHEVY CHASE          MD    20815  HCO       8.750     7.500   $2,737.72      360  1-Sep-30
5823276  SOUTHBOROUGH         MA    01772  SFD       8.750     7.500   $1,408.19      360  1-Sep-30
5823282  AURORA               IL    60504  SFD       8.375     7.500   $2,793.27      360  1-Sep-30
5823286  ELLISVILLE           MO    63011  SFD       8.875     7.500   $1,578.56      360  1-Sep-30
5823306  CARBONDALE           CO    81623  SFD       8.625     7.500   $1,337.80      360  1-Sep-30
5823308  MENLO PARK           CA    94025  SFD       8.375     7.500   $2,660.25      360  1-Sep-30
5823322  KAILUA KONA          HI    96740  SFD       8.750     7.500   $5,900.25      360  1-Sep-30
5823346  HERCULES             CA    94547  PUD       8.500     7.500   $2,891.11      360  1-Sep-30
5823347  SNOQUALMIE           WA    98065  SFD       8.500     7.500   $2,161.97      360  1-Sep-30
5823367  BEVERLY HILLS        CA    90210  SFD       8.625     7.500   $7,875.12      360  1-Aug-30
5823433  HOUSTON              TX    77057  SFD       8.375     7.500   $2,850.27      360  1-Aug-30
5823441  SCOTTSDALE           AZ    85251  HCO       8.625     7.500   $  420.01      360  1-Aug-30
5823449  CATHEDRAL CITY       CA    92270  SFD       8.500     7.500   $  661.27      360  1-Aug-30
5823457  NAPLES               FL    34110  LCO       9.250     7.500   $  976.52      360  1-Sep-30
5823512  HIGHLAND MILLS       NY    10930  SFD       8.375     7.500   $2,883.72      360  1-Sep-30
5823529  ATLANTA              GA    30319  PUD       8.250     7.500   $4,597.76      360  1-Sep-30
5823543  MORRO BAY            CA    93442  MF2       9.000     7.500   $  976.01      360  1-Sep-30
5823549  ESCONDIDO            CA    92025  SFD       8.500     7.500   $2,452.83      360  1-Aug-30
5823560  SAN FRANCISCO        CA    94112  SFD       8.750     7.500   $2,352.23      360  1-Sep-30
5823563  PROVO                UT    84604  SFD       8.625     7.500   $1,244.47      360  1-Aug-30
5823568  FREMONT              CA    94536  SFD       8.875     7.500   $3,055.28      360  1-Sep-30
5823577  MOUNT PROSPECT       IL    60056  LCO       8.625     7.500   $  746.68      360  1-Sep-30
5823600  SCOTTSDALE           AZ    85254  SFD       8.875     7.500   $1,586.92      360  1-Sep-30
5823606  SUGAR LAND           TX    77479  SFD       8.375     7.500   $1,337.73      360  1-Aug-30
5823613  PORT ORCHARD         WA    98367  SFD       8.625     7.500   $1,349.85      360  1-Sep-30
5823625  LAKE MARY            FL    32746  SFD       8.375     7.500   $3,990.38      360  1-Sep-30
5823654  PEACHTREE CITY       GA    30269  SFD       7.875     7.500   $2,972.78      360  1-Sep-30
5823657  LUTHERVILLE          MD    21093  SFD       8.500     7.500   $3,075.65      360  1-Sep-30
5823672  SILVER SPRING        MD    20905  PUD       8.375     7.500   $  826.96      360  1-Sep-30
5823675  COLGATE              WI    53017  SFD       8.375     7.500   $4,940.47      360  1-Sep-30
5823677  MESA                 AZ    85205  SFD       9.125     7.500   $2,008.86      360  1-Aug-30
5823679  SOUTH SAN FRANCISCO  CA    94080  SFD       8.750     7.500   $2,301.10      360  1-Sep-30
5823681  PALO ALTO            CA    94306  SFD       8.625     7.500   $3,470.50      360  1-Sep-30
5823686  CINCINNATI           OH    45243  SFD       8.500     7.500   $4,997.94      360  1-Sep-30
5823698  VILLA PARK           IL    60181  SFD       9.250     7.500   $  987.21      360  1-Sep-30
5823705  ANNANDALE            VA    22003  SFD       8.375     7.500   $2,523.44      360  1-Sep-30
5823715  AUSTIN               TX    78703  SFD       8.125     7.500   $3,180.49      360  1-Sep-30
5823719  BROOKFIELD           WI    53005  SFD       8.250     7.500   $2,253.80      360  1-Sep-30
5823727  SAN DIEGO            CA    92129  SFD       8.500     7.500   $1,876.15      360  1-Sep-30
5823750  DIX HILLS            NY    11746  SFD       8.375     7.500   $2,667.85      360  1-Sep-30
5823764  VALHALLA             NY    10595  SFD       8.250     7.500   $2,043.45      360  1-Sep-30
5823772  IRVINE               CA    92620  SFD       8.125     7.500   $3,749.61      360  1-Sep-30
5823776  AUBURN               WA    98092  SFD       8.250     7.500   $2,238.77      360  1-Sep-30
5823779  CHICAGO              IL    60657  LCO       8.875     7.500   $1,164.82      360  1-Sep-30
5823785  PEMBROKE PINES       FL    33028  SFD       8.750     7.500   $2,391.57      360  1-Aug-30
5823795  CLAREMONT            CA    91711  SFD       8.375     7.500   $3,672.67      360  1-Sep-30
5823801  DOWNERS GROVE        IL    60515  SFD       8.750     7.500   $2,391.57      360  1-Aug-30
5823805  FREMONT              CA    94536  SFD       8.500     7.500   $3,057.20      360  1-Sep-30
5823809  MACON                GA    31210  SFD       8.250     7.500   $2,398.04      360  1-Aug-30
5823812  SAN JOSE             CA    95148  SFD       8.250     7.500   $3,057.66      360  1-Sep-30
5823816  PHOENIX              AZ    85044  SFD       8.250     7.500   $  788.72      360  1-Aug-30
5823819  OAKLAND              CA    94609  SFD       8.250     7.500   $2,833.78      360  1-Sep-30
5823822  SPRINGFIELD          MO    65810  SFD       8.625     7.500   $2,466.76      360  1-Sep-30
5823825  TRACY                CA    95376  SFD       8.500     7.500   $2,614.31      360  1-Sep-30
5823827  HOUSTON              TX    77025  SFD       8.375     7.500   $2,341.02      360  1-Sep-30
5823834  SAN FRANCISCO        CA    94110  SFD       8.250     7.500   $3,383.70      360  1-Sep-30
5823840  SAN FRANCISCO        CA    94134  SFD       8.625     7.500   $2,271.15      360  1-Sep-30
5823842  WEST LINN            OR    97068  SFD       8.375     7.500   $2,066.64      360  1-Sep-30
5823849  SAN MATEO            CA    94025  SFD       8.375     7.500   $4,940.47      360  1-Sep-30
5823852  DURANGO              CO    81301  SFD       8.625     7.500   $2,722.26      360  1-Sep-30
5823859  MEREDITH             CO    81642  SFD       8.625     7.500   $4,270.07      360  1-Sep-30
5823862  SAN PEDRO            CA    90731  SFD       8.500     7.500   $2,475.90      360  1-Sep-30
5823863  SAN DIEGO            CA    92131  SFD       8.375     7.500   $2,401.83      360  1-Sep-30
5823874  SCOTTSDALE           AZ    85255  SFD       8.625     7.500   $2,099.64      360  1-Sep-30
5823881  LAGUNA NIGUEL        CA    92677  SFD       8.500     7.500   $2,706.58      360  1-Sep-30
5823882  PORTLAND             OR    97229  SFD       8.500     7.500   $2,202.94      360  1-Sep-30
5823886  SEATTLE              WA    98144  SFD       8.250     7.500   $4,282.22      360  1-Sep-30
5823889  HIGHLAND             UT    84003  SFD       8.625     7.500   $5,833.42      360  1-Sep-30
5823897  APTOS                CA    95003  SFD       8.375     7.500   $3,705.35      360  1-Sep-30
5823898  BAYSIDE              NY    11360  SFD       8.500     7.500   $2,306.74      360  1-Aug-30
5823899  SAN RAFAEL           CA    94903  SFD       8.750     7.500   $2,674.78      360  1-Sep-30
5823904  HINGHAM              MA    02043  SFD       8.375     7.500   $3,040.29      360  1-Sep-30
5823907  HIGHLANDS RANCH      CO    80126  SFD       7.875     7.500   $2,033.82      360  1-Aug-30
5823908  CARLSBAD             CA    92008  SFD       8.375     7.500   $2,371.43      360  1-Sep-30
5823911  MARIETTA             GA    30064  SFD       8.500     7.500   $2,322.12      360  1-Sep-30
5823939  ALTADENA             CA    91001  SFD       8.675     7.500   $2,004.16      360  1-Sep-30
5823940  SAN FRANCISCO        CA    94112  SFD       8.625     7.500   $2,613.37      360  1-Sep-30
5823946  SAN JOSE             CA    95128  SFD       8.125     7.500   $2,311.02      360  1-Sep-30
5823949  HOHOKUS              NJ    07423  SFD       8.750     7.500   $2,584.31      360  1-Aug-30
5823953  NEWPORT BEACH        CA    92661  SFD       8.625     7.500   $3,188.94      360  1-Aug-30
5823956  WOODSFORD            CA    96120  SFD       8.500     7.500   $2,306.74      360  1-Sep-30
5823959  DALLAS               TX    75208  SFD       8.375     7.500   $2,219.41      360  1-Aug-30
5823969  ALLEN                TX    75013  SFD       8.250     7.500   $2,253.80      360  1-Sep-30
5823977  SEATTLE              WA    98199  SFD       8.375     7.500   $3,300.61      360  1-Sep-30
5823981  SAN CLEMENTE         CA    92673  SFD       8.500     7.500   $2,175.69      360  1-Sep-30
5823993  SAN CLEMENTE         CA    92673  SFD       8.000     7.500   $2,171.94      360  1-Sep-30
5823996  SAN FRANCISCO        CA    94123  LCO       8.500     7.500   $2,969.93      360  1-Sep-30
5824002  HENDERSON            NV    89011  SFD       9.000     7.500   $3,211.65      360  1-Sep-30
5824012  SAN FRANCISCO        CA    94111  HCO       8.375     7.500   $3,990.38      360  1-Sep-30
5824171  AURORA               CO    80016  SFD       8.500     7.500   $2,568.18      360  1-Sep-30
5824181  CHICAGO              IL    60614  SFD       9.000     7.500   $4,127.72      360  1-Sep-30
5824184  WEST TISBURY         MA    02575  SFD       8.875     7.500   $1,623.12      360  1-Sep-30
5824189  SNELLVILLE           GA    30078  SFD       8.500     7.500   $2,518.66      360  1-Sep-30
5824196  WEST BABYLON         NY    11704  SFD       8.500     7.500   $  730.47      360  1-Sep-30
5824208  NORTHBROOK           IL    60062  SFD       9.750     7.500   $3,196.05      360  1-Sep-30
5824228  PARK CITY            UT    84060  LCO       8.500     7.500   $4,798.03      360  1-Sep-30
5824234  HAMPTON              GA    30228  SFD       8.500     7.500   $1,002.05      360  1-Sep-30
5824242  JAMUL                CA    91935  SFD       8.375     7.500   $3,161.90      360  1-Sep-30
5824244  SCOTTSDALE           AZ    85259  SFD       8.500     7.500   $2,165.26      360  1-Sep-30
5824254  CHESTER              NJ    07930  SFD       8.250     7.500   $3,230.45      360  1-Sep-30
5824265  PEARLAND             TX    77584  SFD       8.500     7.500   $2,891.11      360  1-Sep-30
5824279  PEARL RIVER          NY    10965  SFD       8.500     7.500   $2,498.97      360  1-Sep-30
5824287  TAYLORSVILLE         KY    40071  SFD       8.500     7.500   $2,162.57      360  1-Sep-30
5824313  LITTLE NECK          NY    11362  SFD       8.500     7.500   $2,844.98      360  1-Sep-30
5824328  CORTEZ               FL    34215  SFD       8.625     7.500   $3,111.16      360  1-Sep-30
5824340  KENT                 WA    98032  SFD       8.375     7.500   $2,572.08      360  1-Sep-30
5824344  SYOSSET              NY    11791  SFD       8.875     7.500   $1,209.39      360  1-Sep-30
5824345  REDWOOD CITY         CA    94061  SFD       8.375     7.500   $2,337.22      360  1-Sep-30
5824350  DALLAS               TX    75206  SFD       8.500     7.500   $2,934.17      360  1-Sep-30
5824353  PALO ALTO            CA    94306  SFD       8.375     7.500   $2,660.25      360  1-Aug-30
5824357  HOUSTON              TX    77005  SFD       8.250     7.500   $2,614.41      360  1-Sep-30
5824358  CLOVIS               CA    93611  SFD       8.375     7.500   $2,523.44      360  1-Sep-30
5824359  DALLAS               TX    75231  SFD       8.125     7.500   $7,424.97      360  1-Sep-30
5824369  HOUSTON               TX   77041  SFD       8.375     7.500   $2,964.28      360  1-Sep-30
5824370  COPPELL               TX   75019  SFD       8.500     7.500   $2,426.69      360  1-Aug-30
5824386  LONG BEACH            CA   90803  SFD       8.375     7.500   $2,584.25      360  1-Aug-30
5824399  LOS ALAMITOS          CA   90720  SFD       8.125     7.500   $2,595.77      360  1-Sep-30
5824400  IRVINE                CA   92614  LCO       8.375     7.500   $2,669.37      360  1-Sep-30
5824401  SHARON                MA   02067  LCO       8.625     7.500   $2,327.54      360  1-Sep-30
5824409  WEST PALM BEACH       FL   33412  SFD       8.750     7.500   $2,674.78      360  1-Sep-30
5824415  FRESH MEADOWS         NY   11365  SFD       8.750     7.500   $2,194.89      360  1-Sep-30
5824442  SOUTH SAN FRANCISCO   CA   94080  SFD       8.125     7.500   $2,301.74      360  1-Aug-30
5824451  PINE                  AZ   85544  SFD       8.375     7.500   $  608.06      360  1-Sep-30
5824459  PORT WASHINGTON       NY   11050  SFD       8.625     7.500   $2,632.04      360  1-Sep-30
5824463  BONITA                CA   91902  SFD       8.375     7.500   $3,192.30      360  1-Aug-30
5824467  PORT WASHINGTON       NY   11050  SFD       8.625     7.500   $2,800.04      360  1-Aug-30
5824469  SOQUEL                CA   95073  SFD       8.750     7.500   $3,933.50      360  1-Aug-30
5824476  EAST ELMHURST         NY   11369  SFD       8.625     7.500   $2,674.04      360  1-Sep-30
5824478  GRANITE FALLS         WA   98252  SFD       8.500     7.500   $2,179.87      360  1-Sep-30
5824484  SUGAR LAND            TX   77478  SFD       8.250     7.500   $  874.10      360  1-Sep-30
5824490  GRANITE BAY           CA   95746  SFD       8.375     7.500   $3,769.96      360  1-Sep-30
5824499  PALM SPRINGS          CA   92262  SFD       8.625     7.500   $7,777.90      360  1-Sep-30
5824504  RANCHO MURIETA        CA   95683  SFD       8.125     7.500   $2,518.55      360  1-Sep-30
5824508  THOUSAND OAKS         CA   91320  SFD       8.625     7.500   $2,240.03      360  1-Sep-30
5824512  BONITA                CA   91902  SFD       8.625     7.500   $3,500.05      360  1-Sep-30
5824516  SAN CLEMENTE          CA   92673  SFD       8.625     7.500   $2,733.93      360  1-Aug-30
5824524  LAGUNA BEACH          CA   92651  SFD       8.625     7.500   $2,897.11      360  1-Aug-30
5824525  SANTA CRUZ            CA   95060  PUD       8.875     7.500   $2,301.01      360  1-Jul-30
5824532  LA MESA               CA   91941  SFD       8.500     7.500   $2,941.09      360  1-Sep-30
5824536  SEATTLE               WA   98116  SFD       8.125     7.500   $2,153.24      360  1-Sep-30
5824546  BURBANK               CA   91504  SFD       8.500     7.500   $2,522.04      360  1-Sep-30
5824548  PLEASANT HILL         CA   94523  SFD       8.375     7.500   $2,553.84      360  1-Sep-30
5824553  OAKDALE               CA   95361  SFD       8.250     7.500   $3,606.08      360  1-Sep-30
5824559  SAN BRUNO             CA   94066  SFD       8.500     7.500   $2,306.74      360  1-Sep-30
5824567  TUCSON                AZ   85704  SFD       8.250     7.500   $2,223.75      360  1-Sep-30
5824574  HACIENDA HEIGHTS AREA CA   91745  SFD       8.375     7.500   $2,428.43      360  1-Sep-30
5824576  ORANGE                CA   92867  SFD       8.250     7.500   $3,366.00      360  1-Sep-30
5824581  MAMARONECK            NY   10543  SFD       8.125     7.500   $2,078.99      360  1-Sep-30
5824620  REDWOOD CITY          CA   94062  SFD       8.375     7.500   $3,268.31      360  1-Sep-30
5824624  DALLAS                TX   75214  SFD       8.375     7.500   $3,277.43      360  1-Sep-30
5824652  HOUSTON               TX   77005  SFD       8.000     7.500   $2,714.93      360  1-Sep-30
5824660  CARDIFF               CA   92007  SFD       8.500     7.500   $5,074.83      360  1-Sep-30
5824671  SEDONA                AZ   86351  SFD       8.500     7.500   $2,718.88      360  1-Sep-30
5824687  PARK CITY             UT   84098  HCO       8.875     7.500   $1,273.03      360  1-Sep-30
5824692  TRUCKEE               CA   96161  SFD       8.500     7.500   $2,429.77      360  1-Sep-30
5824710  PORTLAND              OR   97212  SFD       8.375     7.500   $2,277.94      360  1-Sep-30
5824721  PASADENA              CA   91107  SFD       8.250     7.500   $2,581.36      360  1-Sep-30
5824735  PHOENIX               AZ   85050  SFD       8.500     7.500   $2,192.94      360  1-Sep-30
5824749  PHOENIX              AZ    85018  SFD       8.125     7.500   $4,826.22      360  1-Sep-30
5824792  COPPELL              TX    75019  SFD       8.000     7.500   $2,154.33      360  1-Sep-30
5824801  PASADENA             CA    91107  SFD       8.500     7.500   $2,614.31      360  1-Sep-30
5824808  HOUSTON              TX    77007  SFD       8.125     7.500   $2,319.56      360  1-Sep-30
5824999  LITHONIA             GA    30038  SFD       8.500     7.500   $2,921.88      360  1-Feb-30
5825012  BELLEVUE             WA    98006  SFD       8.125     7.500   $2,078.99      360  1-Sep-30
5825017  SEATTLE              WA    98118  SFD       8.625     7.500   $2,364.48      360  1-Sep-30
5825021  SALEM                OR    97301  SFD       8.375     7.500   $2,196.61      360  1-Aug-30
5825095  SALT LAKE CITY       UT    84117  SFD       8.125     7.500   $1,975.04      360  1-Sep-30
5825099  SANTA CLARITA        CA    91351  SFD       8.375     7.500   $2,049.91      360  1-Aug-30
5825101  GILROY               CA    95020  SFD       8.375     7.500   $2,538.64      360  1-Sep-30
5825107  COOL                 CA    95614  SFD       8.375     7.500   $2,067.40      360  1-Aug-30
5825115  WHITE PLAINS         NY    10605  SFD       8.375     7.500   $2,280.22      360  1-Sep-30
5825307  VALLEY STREAM        NY    11581  SFD       8.625     7.500   $2,205.03      360  1-Sep-30
5825330  BOTHELL              WA    98012  SFD       8.375     7.500   $2,431.93      360  1-Sep-30
5825344  MAPLE VALLEY         WA    98038  SFD       8.375     7.500   $2,154.80      360  1-Aug-30
5825362  PORTLAND             OR    97225  SFD       8.625     7.500   $2,426.70      360  1-Aug-30
5825371  SEATTLE              WA    98102  SFD       8.625     7.500   $3,636.17      360  1-Aug-30
5825378  SARATOGA             CA    95070  SFD       8.875     7.500   $7,924.62      360  1-Sep-30
5825382  CORONA               CA    92879  SFD       8.625     7.500   $2,294.48      360  1-Sep-30
5825391  NORTHRIDGE           CA    91325  SFD       8.250     7.500   $2,216.24      360  1-Sep-30
5825403  BELLEVUE             WA    98005  SFD       8.500     7.500   $4,997.94      360  1-Sep-30
5825545  WEST COVINA          CA    91791  SFD       8.500     7.500   $2,525.88      360  1-Sep-30
5825552  SEATTLE              WA    98119  SFD       8.125     7.500   $3,118.49      360  1-Sep-30
5825560  NAPERVILLE           IL    60565  SFD       8.500     7.500   $2,522.04      360  1-Sep-30
5825599  ALEXANDRIA           VA    22314  SFD       7.750     7.483   $3,582.07      360  1-Jul-30
5825614  KENSINGTON           MD    20895  SFD       8.500     7.500   $4,613.49      360  1-Jul-30
5825634  BETHESDA             MD    20817  SFD       8.625     7.500   $2,053.37      360  1-Aug-30
5825644  PURCELLVILLE         VA    20132  SFD       8.500     7.500   $2,460.53      360  1-Aug-30
5825653  WASHINGTON           DC    20009  SFD       8.500     7.500   $3,013.68      360  1-Aug-30
5825659  HERNDON              VA    20171  SFD       8.000     7.500   $2,406.75      360  1-Aug-30
5825671  POTOMAC              MD    20854  SFD       8.000     7.500   $2,054.55      360  1-Jul-30
5825713  ALEXANDRIA           VA    22314  SFD       8.625     7.500   $2,333.37      360  1-Jul-30
5825723  WASHINGTON           DC    20007  SFD       8.250     7.500   $1,959.31      360  1-Aug-30
5825729  SILVER SPRING        MD    20910  SFD       8.750     7.500   $2,517.45      360  1-Jul-30
5825736  VIENNA               VA    22180  SFD       8.500     7.500   $2,368.26      360  1-Jul-30
5825743  HERNDON              VA    20170  SFD       8.250     7.500   $2,703.96      360  1-Jul-30
5825749  CLIFTON              VA    20124  SFD       8.500     7.500   $2,275.37      360  1-Aug-30
5825758  CHEVY CHASE          MD    20815  SFD       8.500     7.500   $3,075.66      360  1-Aug-30
5825830  POTOMAC              MD    20854  SFD       8.750     7.500   $2,360.11      360  1-Jul-30
5825841  PEACHTREE CITY       GA    30269  SFD       8.375     7.500   $3,153.92      360  1-Aug-30
5825853  PLAINSBORO           NJ    08536  SFD       8.750     7.500   $2,297.17      360  1-Aug-30
5825860  VIENNA               VA    22180  SFD       8.250     7.500   $2,464.16      360  1-Aug-30
5825878  ARLINGTON            VA    22202  SFD       8.500     7.500   $2,082.22      360  1-Jul-30
5825966  MURRELLS INLET       SC    29576  SFD       8.875     7.500   $2,339.20      360  1-Aug-30
5825967  PHOENIX              MD    21131  SFD       8.750     7.500   $2,586.68      360  1-Aug-30
5825970  VIENNA               VA    22182  SFD       8.000     7.500   $3,252.05      360  1-Sep-30
5825972  FAIRFAX              VA    22030  SFD       8.625     7.500   $2,240.04      360  1-Aug-30
5825975  YORKTOWN             VA    23693  SFD       8.500     7.500   $2,228.62      360  1-Aug-30
5825976  GREAT FALLS          VA    22066  SFD       8.625     7.500   $3,234.99      360  1-Aug-30
5825977  WASHINGTON           DC    20016  SFD       8.625     7.500   $2,414.26      360  1-Aug-30
5825981  BETHESDA             MD    20817  SFD       7.875     7.500   $3,842.87      360  1-Aug-30
5826991  WOODLAND HILLS       CA    91367  SFD       8.500     7.500   $2,236.00      360  1-Sep-30
5827048  MUKILTEO             WA    98275  SFD       8.500     7.500   $2,447.91      360  1-Sep-30
5827868  IRVINE               CA    92604  SFD       8.500     7.500   $2,691.20      360  1-Sep-30
5827903  SNOHOMISH            WA    98290  SFD       8.500     7.500   $2,176.03      360  1-Sep-30
5827958  WAKEFIELD            MA    01880  SFD       8.500     7.500   $2,152.96      360  1-Sep-30
5827973  ARCADIA              CA    91006  SFD       8.500     7.500   $2,971.08      360  1-Sep-30
5827988  MAZAMA               WA    98833  SFD       8.500     7.500   $2,768.09      360  1-Sep-30
5828052  ST CLAIR             MO    63077  SFD       9.250     7.500   $  510.88      360  1-Sep-30
5828064  GLENS FALLS          NY    12801  SFD       9.875     7.500   $  464.57      360  1-Aug-30
5828117  VERNON HILLS         IL    60061  SFD       9.875     7.500   $3,325.78      360  1-Sep-30
5828125  NORTH BARRINGTON     IL    60010  SFD       9.875     7.500   $1,380.68      360  1-Sep-30
5828129  PARK RIDGE           IL    60068  SFD       9.875     7.500   $1,953.79      360  1-Sep-30
5828136  AUSTIN               TX    78733  SFD       8.750     7.500   $3,518.12      360  1-Sep-30
5828147  PLANTATION           FL    33317  SFD       8.875     7.500   $1,005.70      360  1-Sep-30
5828155  COLUMBUS             OH    43221  SFD       9.875     7.500   $2,865.56      360  1-Sep-30
5828185  DOWNERS GROVE        IL    60515  SFD       9.875     7.500   $3,977.04      360  1-Sep-30
5828206  BARRINGTON HILLS     IL    60010  SFD       9.875     7.500   $3,473.40      360  1-Sep-30
5828236  GAINESVILLE          FL    32653  LCO       9.250     7.500   $1,365.65      360  1-Aug-30
5828252  INDIAN LAKE          NY    12842  SFD       9.875     7.500   $  569.64      360  1-Sep-30
5828253  ST JOSEPH            MO    64504  SFD       9.750     7.500   $  313.17      360  1-Sep-30
5828266  CHELAN               WA    98816  SFD       8.750     7.500   $1,599.36      360  1-Jul-30
5828703  KEY WEST             FL    33040  LCO       9.875     7.500   $2,995.80      360  1-Aug-30
5828726  MT. PLEASANT         TX    75455  SFD       8.500     7.500   $  561.31      360  1-Sep-30
5828808  ATLANTA              GA    30328  SFD       8.875     7.500   $1,368.51      360  1-Sep-30
5828909  DARIEN               IL    60561  SFD       9.875     7.500   $1,543.06      360  1-Sep-30
5828931  PALATINE             IL    60067  SFD       9.875     7.500   $1,302.53      360  1-Sep-30
5828945  TITUSVILLE           FL    32780  LCO       9.500     7.500   $  272.44      360  1-Sep-30
5828970  SAN DIEGO            CA    92110  LCO       8.875     7.500   $  626.97      360  1-Sep-30
5829049  GLEN ELLYN           IL    60137  SFD       9.875     7.500   $2,084.04      360  1-Sep-30
5829063  WILMETTE             IL    60091  SFD       9.875     7.500   $2,691.89      360  1-Sep-30
5829190  CUMMING              GA    30041  SFD       9.500     7.500   $2,209.76      360  1-Jun-30
5829272  LAKE FOREST          IL    60045  SFD       9.750     7.500   $2,594.65      360  1-Sep-30
5829368  EAST BERLIN          PA    17316  SFD       9.625     7.500   $3,399.96      360  1-Aug-30
5829383  CHICAGO              IL    60657  SFD       9.875     7.500   $4,810.66      360  1-Sep-30
5829993  OAKDALE              CA    95361  SFD       8.375     7.500   $1,292.12      360  1-Sep-30
5830116  ENCINITAS            CA    92024  SFD       8.625     7.500   $3,154.72      360  1-Sep-30
5830127  ST CHARLES           IL    60175  SFD       8.500     7.500   $2,660.44      360  1-Sep-30
5830133  SEATTLE              WA    98119  SFD       8.500     7.500   $3,106.41      360  1-Sep-30
5830152  SAN JOSE             CA    95128  SFD       9.125     7.500   $3,034.85      360  1-Aug-30
5830157  FREMONT              CA    94538  SFD       8.000     7.500   $2,173.78      360  1-Sep-30
5830170  TAHOE CITY           CA    96145  SFD       8.875     7.500   $2,904.10      360  1-Sep-30
5830175  HOUSTON              TX    77083  SFD       8.500     7.500   $  787.37      360  1-Sep-30
5830205  SAN DIEGO            CA    92139  SFD       8.125     7.500   $1,306.80      360  1-Sep-30
5830218  SANTA ANA            CA    92706  SFD       8.375     7.500   $2,356.22      360  1-Sep-30
5830225  SAN JOSE             CA    95116  PUD       8.625     7.500   $1,400.02      360  1-Aug-30
5830285  GILBERT              AZ    85296  SFD       8.750     7.500   $2,360.10      360  1-Sep-30
5830387  EL CERRITO           CA    94530  SFD       8.500     7.500   $2,399.01      360  1-Sep-30
5830409  SANDY SPRING         MD    20860  SFD       8.500     7.500   $3,352.46      360  1-Sep-30
5830414  HUNTINGTON BEACH     CA    92647  SFD       8.500     7.500   $1,376.36      360  1-Sep-30
5830573  BALTIMORE            MD    21230  SFD       8.250     7.500   $2,366.49      360  1-Sep-30
5830619  LAKEWOOD             WA    98499  SFD       8.375     7.500   $2,462.63      360  1-Sep-30
5830624  OAKLAND              CA    94618  SFD       8.000     7.500   $2,929.19      360  1-Sep-30
5830637  UPLAND               CA    91784  SFD       8.375     7.500   $3,709.15      360  1-Sep-30
5830662  VALLEY CENTER        CA    92082  SFD       8.375     7.500   $2,561.44      360  1-Sep-30
5830873  PLEASANT HILL        CA    94523  SFD       8.750     7.500   $1,534.07      360  1-Aug-30
5831039  ENCINO AREA          CA    91436  SFD       8.750     7.500   $3,146.80      360  1-Sep-30
5831087  PACIFICA             CA    94044  SFD       8.500     7.500   $2,940.33      360  1-Sep-30
5831117  BATTLE GROUND        WA    98604  SFD       8.375     7.500   $2,280.22      360  1-Sep-30
5831417  SAN JOSE             CA    95121  SFD       8.625     7.500   $2,115.59      360  1-Sep-30
5831431  WESTMINSTER          CA    92683  SFD       8.375     7.500   $2,052.20      360  1-Sep-30
5831474  LAS VEGAS            NV    89123  SFD       8.375     7.500   $2,185.97      360  1-Sep-30
5831490  LAS VAGAS            NV    89123  SFD       8.375     7.500   $2,918.30      360  1-Sep-30
5831520  CANOGA PARK          CA    91304  SFD       8.250     7.500   $2,037.44      360  1-Sep-30
5831540  NORFOLK              MA    02056  SFD       8.625     7.500   $2,825.32      360  1-Sep-30
5831550  BELLEVUE             WA    98006  SFD       8.250     7.500   $2,681.65      360  1-Sep-30
5831571  SAN JOSE             CA    95128  SFD       8.750     7.500   $2,360.10      360  1-Sep-30
5831812  EUGENE               OR    97405  SFD       8.500     7.500   $4,072.56      360  1-Oct-30
5832770  BAYPORT              NY    11705  SFD       8.500     7.500   $2,306.74      360  1-Sep-30
5832786  ROSLYN HARBOR        NY    11576  SFD       8.625     7.500   $2,722.26      360  1-Sep-30
5832792  ARCADIA              CA    91007  SFD       8.125     7.500   $2,364.11      360  1-Aug-30
5832814  LA CANADA-FLINTRIDGE CA    91011  SFD       8.375     7.500   $2,888.27      360  1-Aug-30
5832830  CERRITOS             CA    90703  SFD       8.500     7.500   $2,460.52      360  1-Sep-30
5832868  DIAMOND BAR          CA    91765  PUD       8.625     7.500   $3,500.05      360  1-Sep-30
5832911  MANHASSET            NY    11030  SFD       8.375     7.500   $2,888.27      360  1-Sep-30
5832939  ROSLYN               NY    11576  SFD       8.375     7.500   $3,192.30      360  1-Sep-30
5832969  BROOKLYN             NY    11210  SFD       8.250     7.500   $4,131.97      360  1-Oct-30
5832983  WILLIAMSVILLE        NY    14221  SFD       8.500     7.500   $2,076.07      360  1-Sep-30
5832990  SAN FRANCISCO        CA    94127  SFD       8.125     7.500   $2,969.99      360  1-Sep-30
5833005  LIVERMORE            CA    94550  SFD       8.125     7.500   $2,910.59      360  1-Sep-30
5833016  SAN FRANSISCO        CA    94112  SFD       8.125     7.500   $2,784.36      360  1-Sep-30
5833030  SOUTHAMPTON          NY    11968  SFD       8.625     7.500   $3,797.56      360  1-Sep-30
5833040  SAN JOSE             CA    95120  SFD       8.250     7.500   $2,554.31      360  1-Sep-30
5833048  NEW HYDE PARK        NY    11040  SFD       8.375     7.500   $2,565.25      360  1-Sep-30
5833052  CASTRO VALLEY        CA    94546  SFD       8.250     7.500   $2,404.05      360  1-Sep-30
5833067  BROOKLYN             NY    11229  SFD       8.250     7.500   $2,620.42      360  1-Sep-30
5833111  WOODMERE             NY    11598  SFD       8.500     7.500   $2,537.41      360  1-Sep-30
5833129  BAYSIDE              NY    11361  SFD       8.500     7.500   $2,681.59      360  1-Sep-30
5833157  MONSEY               NY    10952  SFD       8.625     7.500   $3,033.38      360  1-Sep-30
5833169  RYE                  NY    10580  SFD       8.625     7.500   $2,240.03      360  1-Sep-30
5833452  ALPHARETTA           GA    30022  SFD       8.375     7.500   $3,131.50      360  1-Sep-30
5833460  LINCOLN              NE    68516  SFD       8.500     7.500   $2,560.48      360  1-Sep-30
5833500  ELM GROVE            WI    53122  SFD       8.500     7.500   $2,368.25      360  1-Sep-30
5833516  HOUSTON              TX    77019  SFD       8.375     7.500   $4,499.63      360  1-Sep-30
5833529  LAKEWOOD             NJ    08701  SFD       8.750     7.500   $2,605.55      360  1-Sep-30
5833539  WESTPORT             CT    06880  SFD       8.375     7.500   $4,852.31      360  1-Sep-30
5833815  ACWORTH              GA    30101  SFD       8.500     7.500   $3,690.40      360  1-Aug-30
5833832  DAVIE                FL    33324  SFD       8.375     7.500   $2,831.27      360  1-Sep-30
5833849  VIRGINIA             VA    20152  SFD       8.375     7.500   $2,063.49      360  1-Sep-30
5833948  SMITHTOWN            NY    11787  SFD       8.250     7.500   $  751.27      360  1-Sep-30
5833957  POTOMAC              MD    20854  PUD       8.875     7.500   $5,171.70      360  1-Sep-30
5833963  SUMMERVILLE          SC    29485  SFD       8.750     7.500   $1,195.00      360  1-Sep-30
5833974  KESWICK              VA    22947  PUD       8.625     7.500   $3,664.17      360  1-Sep-30
5833975  BRANSON              MO    65616  LCO       9.000     7.500   $  675.89      360  1-Sep-30
5833982  MOORESTOWN           NJ    08057  SFD       7.875     7.500   $2,175.21      360  1-Sep-30
5834067  VALHALLA             NY    10595  SFD       8.625     7.500   $2,333.37      360  1-Sep-30
5834078  EL CAJON             CA    92021  SFD       8.375     7.500   $2,424.64      360  1-Sep-30
5834215  TUCSON               AZ    85749  SFD       8.500     7.500   $2,768.09      360  1-Jul-30
5834216  PITTSBURGH           PA    15238  SFD       8.500     7.500   $2,076.07      360  1-Sep-30
5834218  HOUSTON              TX    77079  SFD       8.125     7.500   $2,583.90      360  1-Aug-30
5834535  LIBERTYVILLE         IL    60048  SFD       8.125     7.500   $2,078.99      360  1-Jul-30
5834617  VIENNA               VA    22180  SFD       8.375     7.500   $2,079.56      360  1-Jul-30
5834659  CLIFTON              VA    20124  SFD       8.250     7.500   $3,299.57      360  1-Jul-30
5834712  CROFTON              MD    21114  SFD       8.375     7.500   $2,371.43      360  1-Sep-30
5834748  NAPERVILLE           IL    60564  SFD       8.125     7.500   $2,227.50      360  1-Sep-30
5834849  BOULDER              CO    80303  SFD       8.500     7.500   $3,539.46      360  1-Oct-30
5834878  TUCSON               AZ    85745  SFD       8.875     7.500   $1,631.07      360  1-Sep-30
5834952  SHOW LOW             AZ    85901  SFD       8.500     7.500   $2,431.69      360  1-Aug-30
5834974  BUFFALO GROVE        IL    60089  LCO       8.875     7.500   $2,665.42      360  1-Sep-30
5834996  WESTERVILLE          OH    43082  SFD       8.375     7.500   $2,994.69      360  1-Sep-30
5836429  OKEMOS               MI    48864  SFD       8.500     7.500   $3,756.91      360  1-Sep-30
5836444  GREENVILLE           MI    48838  SFD       8.750     7.500   $2,832.12      360  1-Sep-30
5836464  FENTON               MI    48430  SFD       8.625     7.500   $2,551.15      360  1-Sep-30
5836602  AURORA               IL    60504  SFD       8.625     7.500   $3,111.16      360  1-Sep-30
5836631  TRAVERSE CITY        MI    49684  SFD       8.500     7.500   $2,152.96      360  1-Sep-30
5836678  GLEN ARBOR           MI    49636  SFD       8.875     7.500   $4,988.69      360  1-Aug-30
5836700  ROCKFORD             MI    49341  SFD       8.500     7.500   $3,137.17      360  1-Aug-30
5836751  NAPERVILLE           IL    60564  SFD       8.875     7.500   $2,482.41      360  1-Aug-30
5836771  SPRING LAKE          MI    49456  SFD       8.625     7.500   $5,055.63      360  1-Aug-30
5838733  ORLANDO              FL    32819  PUD       8.000     7.500   $2,623.94      360  1-Sep-30
5838767  FALLS CHURCH         VA    22046  PUD       8.000     7.500   $2,800.78      360  1-Jul-30
5838795  POWELL               OH    43065  SFD       8.500     7.500   $1,987.26      360  1-Sep-30
5838806  WARREN               NJ    07059  SFD       8.250     7.500   $3,756.33      360  1-Sep-30
5838817  CENTERVILLE          OH    45458  PUD       8.250     7.500   $1,920.24      360  1-Sep-30
5838973  ASHBURN              VA    20148  SFD       8.250     7.500   $1,984.85      360  1-Jul-30
5840695  WAYNE                NJ    07444  SFD       8.375     7.500   $2,223.97      360  1-Sep-30
5840713  ALPHARETTA           GA    30022  PUD       8.125     7.500   $2,138.39      360  1-Sep-30
5840717  COROLLA              NC    27927  SFD       8.375     7.500   $2,474.80      360  1-Sep-30
5840729  CHARLOTTE            NC    28226  SFD       8.125     7.500   $1,967.62      360  1-Sep-30
5840732  DANBURY              CT    06811  SFD       8.375     7.500   $2,535.61      360  1-Sep-30
5840748  BETHESDA             MD    20814  SFD       8.375     7.500   $2,017.99      360  1-Sep-30
5840762  SANTA ROSA BEACH     FL    32459  PUD       8.500     7.500   $2,306.74      360  1-Sep-30
5840766  SOUTHHAMPTON         NY    11968  SFD       8.625     7.500   $3,888.95      360  1-Jul-30
5840803  DANA POINT           CA    92629  SFD       8.500     7.500   $2,346.73      360  1-Sep-30
5840811  CHAPEL HILL          NC    27514  PUD       8.125     7.500   $2,506.67      360  1-Sep-30
5840821  ROSLYN               NY    11576  SFD       8.250     7.500   $3,467.85      360  1-Sep-30
5840827  EDISON TOWNSHIP      NJ    08820  SFD       8.250     7.500   $3,606.08      360  1-Sep-30
5840846  SAN FRANCISCO        CA    94110  SFD       8.375     7.500   $2,523.44      360  1-Sep-30
5840850  HOUSTON              TX    77025  PUD       7.875     7.500   $1,957.69      360  1-Sep-30
5840858  SUNNYVALE            CA    94088  SFD       8.000     7.500   $4,109.09      360  1-Sep-30
5840860  PHOENIX              MD    21131  SFD       8.750     7.500   $2,378.06      355  1-Apr-30
5840867  ALPHARETTA           GA    30005  SFD       8.125     7.500   $2,647.80      360  1-Sep-30
5840881  GAINESVILLE          FL    32653  PUD       8.750     7.500   $2,303.84      344  1-May-29
5840890  CARMEL               NY    10512  SFD       8.750     7.500   $2,163.43      360  1-Sep-30
5840912  MANAKIN-SABOT        VA    23103  PUD       8.250     7.500   $2,629.43      360  1-Sep-30
5840977  DIX HILLS            NY    11746  SFD       8.500     7.500   $3,537.01      360  1-Sep-30
5840980  FREMONT              CA    94539  SFD       8.625     7.500   $2,667.82      360  1-Sep-30
5840986  CHATHAM              NJ    07928  SFD       8.375     7.500   $2,806.19      360  1-Sep-30
5840999  COOPER CITY          FL    33026  SFD       8.000     7.500   $2,421.42      360  1-Sep-30
5841005  BREWSTER             NY    10509  SFD       8.375     7.500   $2,143.40      360  1-Sep-30
5841013  RALEIGH              NC    27614  SFD       8.250     7.500   $2,848.21      360  1-Sep-30
5841040  MANHASSET            NY    11030  SFD       8.750     7.500   $2,950.13      360  1-Sep-30
5841131  NORCROSS             GA    30071  SFD       8.125     7.500   $2,359.66      360  1-Sep-30
5841139  AUSTIN               TX    78703  PUD       8.375     7.500   $4,750.45      360  1-Sep-30
5841263  WATCHUNG             NJ    07060  SFD       8.625     7.500   $2,916.71      360  1-Sep-30
5841328  BLUFFTON             SC    29910  SFD       8.250     7.500   $3,380.70      360  1-Sep-30
5841350  TORRANCE             CA    90505  SFD       8.125     7.500   $2,269.07      360  1-Sep-30
5841365  ATLANTA              GA    30328  SFD       8.500     7.500   $2,439.38      360  1-Sep-30
5841373  MORRIS TWP           NJ    07961  SFD       8.875     7.500   $2,207.91      360  1-Jul-30
5841375  CASTAIC AREA         CA    91384  SFD       8.000     7.500   $1,991.44      360  1-Sep-30
5841382  SUWANEE              GA    30024  SFD       8.125     7.500   $2,672.99      360  1-Sep-30
5841392  REDDING              CA    96002  SFD       8.500     7.500   $  338.32      360  1-Sep-30
5841407  HERCULES             CA    94547  PUD       8.875     7.500   $2,132.33      360  1-Sep-30
5841421  RANCHO MIRAGE        CA    92270  PUD       8.625     7.500   $3,888.95      360  1-Oct-30
5841439  COTO DE CAZA         CA    92679  SFD       8.750     7.500   $2,499.22      346  1-Jul-29
5841449  SAN DIEGO            CA    92109  SFD       8.250     7.500   $2,366.49      360  1-Sep-30
5841455  ESCONDIDO            CA    92029  SFD       8.500     7.500   $2,971.09      360  1-Sep-30
5841463  MARLBORO TOWNSHIP    NJ    07751  SFD       8.250     7.500   $3,951.66      360  1-Sep-30
5841476  OCEAN TOWNSHIP       NJ    07712  SFD       8.500     7.500   $2,232.92      360  1-Sep-30
5841523  PONTE VEDRA BEACH    FL    32082  LCO       8.000     7.500   $3,492.72      360  1-Sep-30
5843090  COMMERCIAL POINT     OH    43116  SFD       8.750     7.500   $3,146.81      360  1-Aug-30
5843369  FREDERICK            MD    21701  SFD       8.500     7.500   $2,460.53      360  1-Sep-30
5843422  LAS VEGAS            NV    89110  SFD       8.375     7.500   $2,038.52      360  1-Sep-30
5845572  NEWNAN               GA    30263  SFD       8.500     7.500   $2,460.52      360  1-Aug-30
5845598  EDWARDSBILLE         IL    62025  SFD       8.500     7.500   $3,767.68      360  1-Oct-30
5845647  GREAT FALLS          VA    22066  SFD       8.000     7.500   $3,023.12      360  1-Sep-30
5845657  WASHINGTON           DC    20007  HCO       8.500     7.500   $3,460.12      360  1-Sep-30
5845662  WASHINGTON           DC    20015  SFD       8.375     7.500   $3,690.92      360  1-Sep-30
5845666  ASHBURN              VA    20147  SFD       8.250     7.500   $2,283.86      360  1-Sep-30
5845682  OAK HILL             VA    20171  SFD       8.375     7.500   $2,578.17      360  1-Sep-30
5845683  CENTREVILLE          VA    20120  SFD       8.100     7.500   $2,369.66      360  1-Sep-30
5845689  ARLINGTON            VA    22205  SFD       7.875     7.500   $2,037.45      360  1-Sep-30
5845700  WASHINGTON           DC    20007  SFD       8.375     7.500   $3,040.29      360  1-Sep-30
5845707  RESTON               VA    20191  SFD       8.250     7.500   $2,283.86      360  1-Sep-30
5845716  GAMBRILLS            MD    21054  SFD       8.500     7.500   $3,387.84      360  1-Sep-30
5845728  ASHBURN              VA    20147  SFD       8.000     7.500   $2,993.76      360  1-Sep-30
5845734  ASHBURN              VA    20147  SFD       8.375     7.500   $2,763.45      360  1-Sep-30
5845768  STAMFORD             CT    06902  SFD       8.625     7.500   $2,333.37      360  1-Sep-30
5845806  WASHINGTON           DC    20012  SFD       8.250     7.500   $2,328.93      360  1-Sep-30
5845818  WASHINGTON           DC    20003  SFD       8.625     7.500   $1,991.15      360  1-Sep-30
5845832  BETHESDA             MD    20817  SFD       8.375     7.500   $2,158.61      360  1-Sep-30
5845838  LEESBURG             VA    20176  SFD       8.375     7.500   $4,438.83      360  1-Sep-30
5845851  ARLINGTON            VA    22207  SFD       8.500     7.500   $2,245.23      360  1-Sep-30
5845859  BETHESDA             MD    20817  SFD       8.375     7.500   $4,104.40      360  1-Sep-30
5845867  FAIRFAX              VA    22031  SFD       8.250     7.500   $2,373.26      360  1-Sep-30
5845877  WASHINGTON           DC    20016  SFD       8.500     7.500   $2,152.96      360  1-Sep-30
5845885  FAIRFAX              VA    22031  SFD       7.875     7.500   $1,943.19      360  1-Sep-30
5845893  ASHBURN              VA    20147  SFD       8.125     7.500   $2,090.88      360  1-Sep-30
5845906  BETHESDA             MD    20814  SFD       8.375     7.500   $2,997.73      360  1-Sep-30
5845927  CENTREVILLE          VA    20120  SFD       8.125     7.500   $2,435.40      360  1-Sep-30
5845931  YORKTOWN             VA    23692  SFD       8.500     7.500   $2,090.83      360  1-Sep-30
5845937  CLIFTON              VA    20124  SFD       7.875     7.500   $2,175.21      360  1-Sep-30
5845955  WASHINGTON           DC    20015  SFD       8.500     7.500   $2,076.07      360  1-Sep-30
5845963  SEVERNA PARK         MD    21146  SFD       8.250     7.500   $4,717.96      360  1-Sep-30
5848015  MIDDLE VILLAGE       NY    11379  MF2       8.375     7.500   $2,979.48      360  1-Sep-30
5848024  SAN FRANCISCO        CA    94134  SFD       8.250     7.500   $2,373.25      360  1-Sep-30
5848036  SOUTH SAN FRANCISCO  CA    94080  SFD       8.250     7.500   $2,193.70      360  1-Sep-30
5848075  SAN JOSE             CA    95132  SFD       7.875     7.500   $2,030.19      360  1-Sep-30
5848131  ALAMEDA              CA    94502  SFD       8.000     7.500   $2,304.02      360  1-Sep-30
5848140  IRVINE               CA    92612  SFD       8.125     7.500   $3,504.59      360  1-Sep-30
5848181  CASTRO VALLEY        CA    94552  SFD       8.125     7.500   $2,572.01      360  1-Sep-30
5848194  DILLON BEACH         CA    94929  SFD       8.125     7.500   $2,874.95      360  1-Sep-30
5848231  SCARSDALE            NY    10583  SFD       8.375     7.500   $3,800.36      360  1-Oct-30
5848245  GRANITE              CA    95746  SFD       8.500     7.500   $4,997.94      360  1-Sep-30
5848257  CLARENCE             NY    14051  SFD       8.375     7.500   $2,067.40      360  1-Sep-30
5848258  SAN FRANCISCO        CA    94121  SFD       8.000     7.500   $3,751.00      360  1-Sep-30
5848269  SAN FRANCISCO        CA    94127  SFD       8.375     7.500   $4,940.47      360  1-Oct-30
5848283  SAN JOSE             CA    95123  LCO       8.250     7.500   $2,061.48      360  1-Sep-30
5848293  PALO ALTO            CA    94306  SFD       7.875     7.500   $4,176.40      360  1-Oct-30
5848314  SAN JOSE             CA    95135  SFD       8.125     7.500   $4,826.23      360  1-Oct-30
5848330  WALNUT CREEK         CA    94598  SFD       8.375     7.500   $3,579.94      360  1-Sep-30
5848332  SAN FRANCISCO        CA    94116  SFD       8.000     7.500   $2,568.18      360  1-Sep-30
5848337  THE SEA RANCH        CA    95497  SFD       8.375     7.500   $2,094.76      360  1-Sep-30
5848345  STATEN ISLAND        NY    10305  SFD       8.375     7.500   $3,465.93      360  1-Oct-30
5848369  CHAPPAQUA            NY    10514  SFD       8.375     7.500   $4,940.47      360  1-Oct-30
5848374  LOS ANGELES          CA    90064  SFD       8.375     7.500   $3,800.36      360  1-Oct-30
5848380  CHINO HILLS          CA    91709  SFD       8.250     7.500   $3,756.33      360  1-Sep-30
5848395  SAN RAMON            CA    94583  SFD       8.375     7.500   $2,432.23      360  1-Sep-30
5848396  BURLINGAME           CA    94010  SFD       8.125     7.500   $3,341.24      360  1-Sep-30
5848408  BELLMORE             NY    11710  SFD       8.250     7.500   $2,584.36      360  1-Sep-30
5848418  BROOKLYN             NY    11215  SFD       8.375     7.500   $3,799.60      360  1-Oct-30
5848440  MONTEBELLO           NY    10901  SFD       8.375     7.500   $3,856.61      360  1-Sep-30
5848443  CHINO HILLS          CA    91709  SFD       8.125     7.500   $4,083.73      360  1-Sep-30
5848447  HOLTSVILLE           NY    11742  SFD       8.500     7.500   $2,282.14      360  1-Sep-30
5848448  SOUTHAMPTON          NY    11942  SFD       8.500     7.500   $3,475.49      360  1-Sep-30
5848451  SAN JOSE             CA    95120  SFD       8.250     7.500   $2,584.36      360  1-Sep-30
5848577  MALIBU               CA    90265  SFD       7.625     7.358   $3,185.07      360  1-Sep-30
5848597  SAN CARLOS           CA    94070  SFD       8.375     7.500   $3,420.33      360  1-Sep-30
5848602  LAFAYETTE            CA    94549  SFD       8.500     7.500   $4,997.94      360  1-Sep-30
5848678  SAN MARINO           CA    91108  SFD       8.250     7.500   $3,005.07      360  1-Sep-30
5848688  MOUNTAIN VIEW        CA    94043  SFD       8.375     7.500   $2,432.23      360  1-Sep-30
5848713  BEN LOMOND           CA    95005  SFD       8.000     7.500   $2,318.70      360  1-Sep-30
5848732  LIVERMORE            CA    94550  SFD       8.125     7.500   $3,742.19      360  1-Oct-30
5848768  BERKELEY             CA    94705  SFD       8.250     7.500   $3,386.33      360  1-Sep-30
5848778  SAN JOSE             CA    95148  SFD       8.125     7.500   $3,195.71      360  1-Sep-30
5848862  DUBLIN               CA    94568  SFD       8.375     7.500   $3,590.58      360  1-Sep-30
5848873  OAKLAND              CA    94618  SFD       8.375     7.500   $4,180.40      360  1-Oct-30
5849036  WALNUT CREEK         CA    94598  SFD       8.250     7.500   $4,319.78      360  1-Oct-30
5849066  MORAGA               CA    94556  SFD       8.250     7.500   $3,900.58      360  1-Oct-30
5849098  SAN DIEGO            CA    92129  SFD       8.375     7.500   $2,429.19      360  1-Sep-30
5849133  SCARSDALE            NY    10583  SFD       8.500     7.500   $4,997.94      360  1-Oct-30


(i)      (ix)            (x)   (xi)    (xii)     (xiii)  (xv)    (xvi)
------   --------------- ----- ------- --------- ------  -----   --------
         CUT-OFF
MORTGAGE DATE                          MORTGAGE          MASTER  FIXED
LOAN     PRINCIPAL                     INSURANCE SERVICE SERVICE RETAINED
NUMBER   BALANCE         LTV   SUBSIDY CODE      FEE     FEE     YIELD
------   --------------- ----- ------- --------- ------  -----   --------
5783241  $    394,519.72 79.80                   0.250   0.017   0.733
5783259  $    327,601.18 80.00                   0.250   0.017   0.733
5783440  $    424,483.23 68.00                   0.250   0.017   0.733
5785159  $    399,513.65 88.69                   0.250   0.017   0.733
5788084  $    279,568.31 79.99                   0.250   0.017   0.858
5793992  $    279,668.19 80.00                   0.250   0.017   0.858
5797256  $    294,841.07 80.00                   0.250   0.017   0.733
5797296  $    299,616.05 65.93                   0.250   0.017   0.483
5798740  $    419,476.08 67.74                   0.250   0.017   0.608
5799717  $    386,529.44 90.00                   0.250   0.017   0.733
5801396  $    357,553.41 80.00                   0.250   0.017   0.608
5801405  $    299,625.76 50.42                   0.250   0.017   0.608
5801547  $    639,180.97 80.00                   0.250   0.017   0.483
5802063  $    566,777.05 80.00                   0.250   0.017   1.358
5802092  $    298,946.62 93.75              13   0.250   0.017   0.983
5802112  $    270,167.07 95.00              06   0.250   0.017   1.358
5802126  $    383,151.52 80.00                   0.250   0.017   1.233
5802306  $    258,365.67 86.36              06   0.250   0.017   0.733
5802687  $    499,712.33 57.47                   0.250   0.017   0.983
5803145  $    439,221.06 59.99                   0.250   0.017   0.358
5804599  $    283,314.97 88.92              06   0.250   0.017   1.233
5804614  $    448,497.27 72.58                   0.250   0.017   1.233
5804628  $    380,467.26 78.80                   0.250   0.017   1.108
5804691  $    434,727.37 80.00                   0.250   0.017   0.983
5804940  $    305,646.62 76.69                   0.250   0.017   0.983
5807303  $    252,066.48 94.97                   0.250   0.017   0.733
5807366  $    313,424.37 80.00                   0.250   0.017   0.608
5808081  $    291,152.27 68.64                   0.250   0.017   0.608
5808107  $    302,459.47 89.91              12   0.250   0.017   0.858
5808119  $    318,288.71 89.99              06   0.250   0.017   0.483
5808204  $    732,181.24 51.04                   0.250   0.017   0.983
5808456  $    389,071.90 80.00                   0.250   0.017   0.233
5811531  $    296,638.87 74.45                   0.250   0.017   0.733
5811678  $    449,155.02 53.89                   0.250   0.017   0.608
5812897  $    355,578.13 80.00                   0.250   0.017   0.858
5812934  $    296,567.11 89.97              12   0.250   0.017   0.983
5813008  $    299,579.84 72.00                   0.250   0.017   0.608
5815001  $    559,026.37 80.00                   0.250   0.017   0.983
5815017  $    317,928.57 75.00                   0.250   0.017   0.483
5815047  $    519,367.73 80.00                   0.250   0.017   0.733
5815095  $    299,066.07 44.12                   0.250   0.017   0.858
5818289  $    491,370.38 80.00                   0.250   0.017   0.483
5818343  $    534,965.28 80.00                   0.250   0.017   0.858
5819927  $    259,683.86 80.00                   0.250   0.017   0.733
5819938  $    336,881.87 80.00                   0.250   0.017   0.733
5820172  $    649,168.17 72.22                   0.250   0.017   0.483
5820232  $    322,743.08 90.00              25   0.250   0.017   1.233
5820248  $    434,471.09 68.50                   0.250   0.017   0.733
5820262  $    348,575.65 69.81                   0.250   0.017   0.733
5820270  $    335,990.96 73.13                   0.250   0.017   0.733
5820281  $    269,671.70 78.26                   0.250   0.017   0.733
5820515  $    286,593.57 63.78                   0.250   0.017   0.000
5820531  $    324,594.57 75.58                   0.250   0.017   0.608
5820541  $    309,183.14 80.00                   0.250   0.017   0.233
5820546  $    287,430.96 80.00                   0.250   0.017   0.358
5820636  $    315,370.27 80.00                   0.250   0.017   0.608
5820648  $    415,367.76 80.00                   0.250   0.017   0.483
5820655  $    349,563.38 70.00                   0.250   0.017   0.608
5820665  $    269,571.82 58.69                   0.250   0.017   0.733
5820674  $    529,092.01 77.79                   0.250   0.017   0.608
5820692  $    481,398.73 79.02                   0.250   0.017   0.608
5820739  $    339,586.58 80.00                   0.250   0.017   0.733
5821619  $    311,620.62 80.00                   0.250   0.017   0.733
5821631  $    549,396.91 70.97                   0.250   0.017   1.233
5821650  $    598,988.10 80.00                   0.250   0.017   0.358
5821802  $    311,620.62 80.00                   0.250   0.017   0.733
5821812  $    409,475.30 67.21                   0.250   0.017   0.483
5821839  $    342,224.30 80.00                   0.250   0.017   0.858
5821927  $    312,211.27 80.00                   0.250   0.017   0.733
5821936  $    345,157.72 80.00                   0.250   0.017   0.483
5821944  $    261,040.27 94.35              11   0.250   0.017   0.858
5821945  $    278,011.56 84.99              12   0.250   0.017   0.733
5821956  $    373,478.71 64.66                   0.250   0.017   0.608
5821973  $    514,357.55 71.03                   0.250   0.017   0.608
5821985  $    494,721.78 80.00                   0.250   0.017   0.483
5822000  $    375,275.76 80.00                   0.250   0.017   0.483
5822015  $     59,925.16 34.29                   0.250   0.017   0.608
5822021  $    424,201.97 47.22                   0.250   0.017   0.608
5822025  $    379,304.49 80.00                   0.250   0.017   0.733
5822033  $    455,431.16 80.00                   0.250   0.017   0.608
5822056  $    332,035.26 90.00              13   0.250   0.017   0.608
5822061  $    348,936.00 69.87                   0.250   0.017   0.858
5822073  $    297,354.44 75.00                   0.250   0.017   0.483
5822074  $    489,489.99 33.79                   0.250   0.017   1.483
5822075  $    414,232.62 76.81                   0.250   0.017   0.608
5822080  $    294,549.58 54.13                   0.250   0.017   1.608
5822082  $    369,416.60 69.16                   0.250   0.017   0.858
5822085  $    299,478.41 58.25                   0.250   0.017   0.983
5822086  $    306,706.98 79.99                   0.250   0.017   0.483
5822090  $    195,785.08 65.33                   0.250   0.017   1.233
5822096  $    282,482.01 79.94                   0.250   0.017   0.733
5822107  $    308,358.85 80.00                   0.250   0.017   0.233
5822109  $    649,209.67 73.03                   0.250   0.017   0.733
5822110  $    487,375.48 80.00                   0.250   0.017   0.483
5822115  $    304,833.78 60.74                   0.250   0.017   0.733
5822120  $     57,956.63 90.00                   0.250   0.017   1.358
5822125  $    275,165.02 79.99                   0.250   0.017   0.733
5822126  $    273,099.23 80.00                   0.250   0.017   0.733
5822305  $    341,151.58 80.00                   0.250   0.017   0.358
5822308  $    394,607.12 90.00              13   0.250   0.017   0.608
5822319  $     74,731.41 33.35                   0.250   0.017   0.483
5822320  $    206,517.24 79.99                   0.250   0.017   1.358
5822327  $    363,316.53 80.00                   0.250   0.017   0.608
5822345  $    176,978.95 77.38                   0.250   0.017   0.608
5822384  $    384,394.74 69.98                   0.250   0.017   0.358
5822390  $    319,610.92 78.14                   0.250   0.017   0.733
5822399  $    267,674.13 80.00                   0.250   0.017   0.733
5822401  $    548,644.43 78.91                   0.250   0.017   0.983
5822427  $    128,239.84 80.00                   0.250   0.017   0.608
5822437  $    314,607.05 70.00                   0.250   0.017   0.608
5822443  $    295,389.93 80.00                   0.250   0.017   0.483
5822446  $    126,841.55 63.50                   0.250   0.017   0.608
5822450  $    300,614.82 79.99                   0.250   0.017   0.483
5822456  $    147,829.08 80.00                   0.250   0.017   0.983
5822464  $    318,884.57 90.00              07   0.250   0.017   0.483
5822469  $    164,794.17 52.35                   0.250   0.017   0.608
5822477  $    269,505.80 72.58                   0.250   0.017   0.733
5822559  $    525,883.13 80.00                   0.250   0.017   0.483
5822562  $    209,625.37 62.69                   0.250   0.017   0.858
5822569  $    427,340.78 64.44                   0.250   0.017   0.608
5822571  $    359,550.92 80.00                   0.250   0.017   0.608
5822583  $    479,331.63 85.00              13   0.250   0.017   0.983
5822593  $    414,137.56 59.93                   0.250   0.017   0.108
5822596  $    204,563.46 80.00                   0.250   0.017   0.983
5822642  $    268,781.11 90.00              06   0.250   0.017   0.858
5822675  $    396,305.00 80.00                   0.250   0.017   0.608
5822684  $    329,575.92 77.65                   0.250   0.017   0.733
5822693  $    274,157.57 90.00              12   0.250   0.017   0.608
5822708  $    409,501.48 70.69                   0.250   0.017   0.733
5822753  $    331,485.03 77.21                   0.250   0.017   0.983
5822761  $    334,802.78 80.00                   0.250   0.017   0.858
5822778  $    284,653.48 95.00              06   0.250   0.017   0.733
5822782  $    477,219.05 79.90                   0.250   0.017   0.733
5822791  $    539,466.68 60.00                   0.250   0.017   1.733
5822793  $    499,407.48 74.63                   0.250   0.017   0.858
5822809  $    292,135.13 79.92                   0.250   0.017   0.608
5822816  $    275,655.70 80.00                   0.250   0.017   0.608
5822826  $    499,465.80 78.13                   0.250   0.017   1.358
5822829  $    154,811.53 75.61                   0.250   0.017   0.733
5822850  $    324,594.59 76.47                   0.250   0.017   0.608
5822854  $    350,562.16 79.95                   0.250   0.017   0.608
5822858  $    283,645.71 80.00                   0.250   0.017   0.608
5822865  $    195,767.73 70.00                   0.250   0.017   0.858
5822868  $     81,503.29 80.00                   0.250   0.017   0.858
5822883  $    333,394.14 79.48                   0.250   0.017   0.733
5822914  $     71,167.72 75.00                   0.250   0.017   0.983
5823007  $    664,548.48 55.45                   0.250   0.017   0.483
5823025  $    430,698.11 75.00                   0.250   0.017   0.483
5823031  $    274,148.71 78.43                   0.250   0.017   0.483
5823098  $    229,719.77 80.00                   0.250   0.017   0.733
5823099  $    373,533.46 80.00                   0.250   0.017   0.608
5823106  $    487,391.25 80.00                   0.250   0.017   0.608
5823108  $    908,078.34 60.00                   0.250   0.017   1.608
5823115  $    195,755.51 80.00                   0.250   0.017   0.608
5823124  $    403,496.03 80.00                   0.250   0.017   0.608
5823227  $    175,526.64 79.98                   0.250   0.017   0.608
5823262  $     95,563.65 80.00                   0.250   0.017   0.733
5823267  $    347,598.10 80.00                   0.250   0.017   0.983
5823276  $    178,793.29 70.20                   0.250   0.017   0.983
5823282  $    365,027.59 92.11              06   0.250   0.017   0.608
5823286  $    198,176.72 80.00                   0.250   0.017   1.108
5823306  $    171,796.17 80.00                   0.250   0.017   0.858
5823308  $    349,563.40 51.09                   0.250   0.017   0.608
5823322  $    749,133.85 75.00                   0.250   0.017   0.983
5823346  $    375,542.83 80.00                   0.250   0.017   0.733
5823347  $    280,830.12 80.00                   0.250   0.017   0.733
5823367  $  1,010,693.75 75.00                   0.250   0.017   0.858
5823433  $    374,295.86 55.56                   0.250   0.017   0.608
5823441  $     53,903.67 68.35                   0.250   0.017   0.858
5823449  $     85,842.59 66.15                   0.250   0.017   0.733
5823457  $    118,576.44 79.94                   0.250   0.017   1.483
5823512  $    378,926.71 75.22                   0.250   0.017   0.608
5823529  $    611,216.80 80.00                   0.250   0.017   0.483
5823543  $    121,166.98 89.97              13   0.250   0.017   1.233
5823549  $    318,226.13 79.77                   0.250   0.017   0.733
5823560  $    298,654.70 69.94                   0.250   0.017   0.983
5823563  $    159,714.55 80.00                   0.250   0.017   0.858
5823568  $    383,567.85 80.00                   0.250   0.017   1.108
5823577  $     95,886.23 80.00                   0.250   0.017   0.858
5823600  $    199,225.53 69.98                   0.250   0.017   1.108
5823606  $    169,305.30 80.00                   0.250   0.017   0.608
5823613  $    173,344.34 69.99                   0.250   0.017   0.858
5823625  $    524,345.09 77.21                   0.250   0.017   0.608
5823654  $    409,433.84 79.86                   0.250   0.017   0.108
5823657  $    399,513.65 80.00                   0.250   0.017   0.733
5823672  $    108,664.27 80.00                   0.250   0.017   0.608
5823675  $    649,129.21 66.67                   0.250   0.017   0.608
5823677  $    246,502.82 79.99                   0.250   0.017   1.358
5823679  $    292,162.20 75.00                   0.250   0.017   0.983
5823681  $    445,671.23 50.99                   0.250   0.017   0.858
5823686  $    649,209.67 76.47                   0.250   0.017   0.733
5823698  $    119,675.10 58.85                   0.250   0.017   1.483
5823705  $    331,585.84 80.00                   0.250   0.017   0.608
5823715  $    427,787.70 95.00              11   0.250   0.017   0.358
5823719  $    299,616.08 72.29                   0.250   0.017   0.483
5823727  $    243,703.32 80.00                   0.250   0.017   0.733
5823750  $    350,562.16 90.00              13   0.250   0.017   0.608
5823764  $    271,651.91 80.00                   0.250   0.017   0.483
5823772  $    504,329.46 79.91                   0.250   0.017   0.358
5823776  $    297,618.65 88.17                   0.250   0.017   0.483
5823779  $    146,235.25 80.00                   0.250   0.017   1.108
5823785  $    302,925.53 95.00              11   0.250   0.017   0.983
5823795  $    482,597.23 80.00                   0.250   0.017   0.608
5823801  $    303,471.46 80.00                   0.250   0.017   0.983
5823805  $    397,116.56 80.00                   0.250   0.017   0.733
5823809  $    318,585.17 86.46              13   0.250   0.017   0.483
5823812  $    406,479.15 65.12                   0.250   0.017   0.483
5823816  $    104,782.77 69.99                   0.250   0.017   0.483
5823819  $    376,717.29 74.99                   0.250   0.017   0.483
5823822  $    316,774.17 79.99                   0.250   0.017   0.858
5823825  $    339,586.08 80.00                   0.250   0.017   0.733
5823827  $    307,615.79 80.00                   0.250   0.017   0.608
5823834  $    449,823.63 80.00                   0.250   0.017   0.483
5823840  $    291,653.96 80.00                   0.250   0.017   0.858
5823842  $    271,456.77 79.99                   0.250   0.017   0.608
5823849  $    649,189.16 78.13                   0.250   0.017   0.608
5823852  $    349,585.25 53.03                   0.250   0.017   0.858
5823859  $    548,349.41 60.00                   0.250   0.017   0.858
5823862  $    321,608.47 94.99              06   0.250   0.017   0.733
5823863  $    315,605.81 80.00                   0.250   0.017   0.608
5823874  $    269,630.11 89.99                   0.250   0.017   0.858
5823881  $    351,219.51 79.10                   0.250   0.017   0.733
5823882  $    286,151.64 74.90                   0.250   0.017   0.733
5823886  $    569,270.56 70.37                   0.250   0.017   0.483
5823889  $    749,111.23 75.00                   0.250   0.017   0.858
5823897  $    486,891.87 75.00                   0.250   0.017   0.608
5823898  $    299,450.91 69.77                   0.250   0.017   0.733
5823899  $    339,607.35 73.12                   0.250   0.017   0.983
5823904  $    399,501.02 51.95                   0.250   0.017   0.608
5823907  $    279,917.07 85.00              11   0.250   0.017   0.108
5823908  $    311,610.79 80.00                   0.250   0.017   0.608
5823911  $    301,632.80 78.44                   0.250   0.017   0.733
5823939  $    256,199.16 90.00              12   0.250   0.017   0.908
5823940  $    335,601.83 76.36                   0.250   0.017   0.858
5823946  $    310,841.42 75.00                   0.250   0.017   0.358
5823949  $    327,928.86 77.29                   0.250   0.017   0.983
5823953  $    409,268.58 62.12                   0.250   0.017   0.858
5823956  $    299,635.23 65.93                   0.250   0.017   0.733
5823959  $    291,451.71 80.00                   0.250   0.017   0.608
5823969  $    299,616.08 52.64                   0.250   0.017   0.483
5823977  $    433,708.30 75.00                   0.250   0.017   0.608
5823981  $    282,612.96 95.00              06   0.250   0.017   0.733
5823993  $    295,601.46 79.63                   0.250   0.017   0.233
5823996  $    385,780.36 75.00                   0.250   0.017   0.733
5824002  $    398,712.32 70.00                   0.250   0.017   1.233
5824012  $    524,345.09 70.00                   0.250   0.017   0.608
5824171  $    333,593.87 89.78              06   0.250   0.017   0.733
5824181  $    512,437.46 55.76                   0.250   0.017   1.233
5824184  $    203,770.41 40.80                   0.250   0.017   1.108
5824189  $    327,161.71 80.00                   0.250   0.017   0.733
5824196  $     94,884.49 54.29                   0.250   0.017   0.733
5824208  $    371,651.49 76.42                   0.250   0.017   1.983
5824228  $    623,241.27 80.00                   0.250   0.017   0.733
5824234  $    130,161.54 80.00                   0.250   0.017   0.733
5824242  $    415,481.06 80.00                   0.250   0.017   0.608
5824244  $    281,257.61 80.00                   0.250   0.017   0.733
5824254  $    429,449.71 45.26                   0.250   0.017   0.483
5824265  $    375,542.83 80.00                   0.250   0.017   0.733
5824279  $    324,604.83 72.22                   0.250   0.017   0.733
5824287  $    280,908.03 75.00                   0.250   0.017   0.733
5824313  $    369,550.12 78.72                   0.250   0.017   0.733
5824328  $    399,525.98 76.19                   0.250   0.017   0.858
5824340  $    337,977.87 80.00                   0.250   0.017   0.608
5824344  $    151,828.93 40.32                   0.250   0.017   1.108
5824345  $    307,116.41 75.00                   0.250   0.017   0.608
5824350  $    381,136.02 80.00                   0.250   0.017   0.733
5824353  $    349,342.81 48.28                   0.250   0.017   0.608
5824357  $    347,554.65 80.00                   0.250   0.017   0.483
5824358  $    331,585.84 80.00                   0.250   0.017   0.608
5824359  $    998,687.29 30.77                   0.250   0.017   0.358
5824369  $    389,513.50 72.90                   0.250   0.017   0.608
5824370  $    315,022.36 80.00                   0.250   0.017   0.733
5824386  $    339,361.57 80.00                   0.250   0.017   0.608
5824399  $    349,141.07 80.00                   0.250   0.017   0.358
5824400  $    350,761.90 80.00                   0.250   0.017   0.608
5824401  $    298,895.37 75.00                   0.250   0.017   0.858
5824409  $    339,607.35 65.38                   0.250   0.017   0.983
5824415  $    278,677.80 90.00                   0.250   0.017   0.983
5824442  $    289,252.11 72.26                   0.250   0.017   0.358
5824451  $     79,900.20 53.33                   0.250   0.017   0.608
5824459  $    337,998.98 80.00                   0.250   0.017   0.858
5824463  $    419,211.37 80.00                   0.250   0.017   0.608
5824467  $    358,953.54 80.00                   0.250   0.017   0.858
5824469  $    498,996.24 80.00                   0.250   0.017   0.983
5824476  $    343,191.15 90.00              06   0.250   0.017   0.858
5824478  $    283,155.29 90.00              17   0.250   0.017   0.733
5824484  $    116,201.11 79.97                   0.250   0.017   0.483
5824490  $    491,611.31 80.00                   0.250   0.017   0.608
5824499  $    998,814.96 74.63                   0.250   0.017   0.858
5824504  $    338,754.73 80.00                   0.250   0.017   0.358
5824508  $    287,658.63 90.00              06   0.250   0.017   0.858
5824512  $    449,466.75 69.23                   0.250   0.017   0.858
5824516  $    350,872.94 90.00              11   0.250   0.017   0.858
5824524  $    371,815.52 76.80                   0.250   0.017   0.858
5824525  $    288,544.23 80.00                   0.250   0.017   1.108
5824532  $    382,034.92 90.00              12   0.250   0.017   0.733
5824536  $    289,619.32 61.05                   0.250   0.017   0.358
5824546  $    326,012.04 80.00                   0.250   0.017   0.733
5824548  $    335,580.86 70.74                   0.250   0.017   0.608
5824553  $    479,385.74 80.00                   0.250   0.017   0.483
5824559  $    299,635.23 70.59                   0.250   0.017   0.733
5824567  $    295,621.20 80.00                   0.250   0.017   0.483
5824574  $    319,101.44 90.00              12   0.250   0.017   0.608
5824576  $    447,369.63 80.00                   0.250   0.017   0.483
5824581  $    279,431.77 80.00                   0.250   0.017   0.358
5824620  $    429,463.60 72.27                   0.250   0.017   0.608
5824624  $    430,662.11 80.00                   0.250   0.017   0.608
5824652  $    369,501.82 44.97                   0.250   0.017   0.233
5824660  $    659,197.51 80.00                   0.250   0.017   0.733
5824671  $    353,170.06 80.00                   0.250   0.017   0.733
5824687  $    159,819.94 49.23                   0.250   0.017   1.108
5824692  $    315,615.77 80.00                   0.250   0.017   0.733
5824710  $    299,326.14 90.00              13   0.250   0.017   0.608
5824721  $    343,160.29 80.09                   0.250   0.017   0.483
5824735  $    284,853.23 80.00                   0.250   0.017   0.733
5824749  $    649,145.75 52.00                   0.250   0.017   0.358
5824792  $    293,204.69 80.00                   0.250   0.017   0.233
5824801  $    339,586.58 80.00                   0.250   0.017   0.733
5824808  $    311,989.91 80.00                   0.250   0.017   0.358
5824999  $    377,868.40 80.00                   0.250   0.017   0.733
5825012  $    279,632.44 78.87                   0.250   0.017   0.358
5825017  $    303,639.75 95.00              11   0.250   0.017   0.858
5825021  $    288,457.34 71.18                   0.250   0.017   0.608
5825095  $    265,650.82 80.00                   0.250   0.017   0.358
5825099  $    269,193.59 89.90              06   0.250   0.017   0.608
5825101  $    333,583.35 69.73                   0.250   0.017   0.608
5825107  $    268,999.10 80.00                   0.250   0.017   0.608
5825115  $    299,625.76 60.12                   0.250   0.017   0.608
5825307  $    283,164.05 90.00              12   0.250   0.017   0.858
5825330  $    319,560.86 80.00                   0.250   0.017   0.608
5825344  $    282,967.68 75.00                   0.250   0.017   0.608
5825362  $    311,443.42 80.00                   0.250   0.017   0.858
5825371  $    466,665.99 85.00              11   0.250   0.017   0.858
5825378  $    994,879.13 75.00                   0.250   0.017   1.108
5825382  $    294,650.41 80.00                   0.250   0.017   0.858
5825391  $    294,622.48 86.76              12   0.250   0.017   0.483
5825403  $    649,207.60 49.06                   0.250   0.017   0.733
5825545  $    328,100.58 90.00              12   0.250   0.017   0.733
5825552  $    419,448.66 60.00                   0.250   0.017   0.358
5825560  $    327,601.18 80.00                   0.250   0.017   0.733
5825599  $    498,574.65 79.49                   0.250   0.017   0.000
5825614  $    598,530.52 80.00                   0.250   0.017   0.733
5825634  $    263,529.02 80.00                   0.250   0.017   0.858
5825644  $    319,414.28 80.00                   0.250   0.017   0.733
5825653  $    390,964.44 55.99                   0.250   0.017   0.733
5825659  $    327,335.34 80.00                   0.250   0.017   0.233
5825671  $    279,240.91 58.33                   0.250   0.017   0.233
5825713  $    299,283.84 80.00                   0.250   0.017   0.858
5825723  $    260,297.64 80.00                   0.250   0.017   0.483
5825729  $    319,255.44 80.00                   0.250   0.017   0.983
5825736  $    307,245.65 80.00                   0.250   0.017   0.733
5825743  $    358,992.44 80.00                   0.250   0.017   0.483
5825749  $    295,378.37 80.00                   0.250   0.017   0.733
5825758  $    399,267.86 53.26                   0.250   0.017   0.733
5825830  $    299,301.97 68.18                   0.250   0.017   0.983
5825841  $    414,170.85 79.99                   0.250   0.017   0.608
5825853  $    291,492.31 80.00                   0.250   0.017   0.983
5825860  $    327,368.19 80.00                   0.250   0.017   0.483
5825878  $    270,136.78 80.00                   0.250   0.017   0.733
5825966  $    293,501.86 80.00                   0.250   0.017   1.108
5825967  $    328,228.31 80.00                   0.250   0.017   0.983
5825970  $    442,603.25 80.00                   0.250   0.017   0.233
5825972  $    287,486.21 80.00                   0.250   0.017   0.858
5825975  $    289,309.50 80.00                   0.250   0.017   0.733
5825976  $    415,178.00 80.00                   0.250   0.017   0.858
5825977  $    309,846.26 80.00                   0.250   0.017   0.858
5825981  $    528,898.57 63.86                   0.250   0.017   0.108
5826991  $    290,446.42 80.00                   0.250   0.017   0.733
5827048  $    317,972.91 80.00                   0.250   0.017   0.733
5827868  $    349,574.43 63.64                   0.250   0.017   0.733
5827903  $    282,655.89 73.83                   0.250   0.017   0.733
5827958  $    279,659.54 80.00                   0.250   0.017   0.733
5827973  $    385,930.18 80.00                   0.250   0.017   0.733
5827988  $    359,562.28 80.00                   0.250   0.017   0.733
5828052  $     62,035.37 80.00                   0.250   0.017   1.483
5828064  $     53,426.47 78.10                   0.250   0.017   2.108
5828117  $    382,650.55 69.01                   0.250   0.017   2.108
5828125  $    158,854.92 61.15                   0.250   0.017   2.108
5828129  $    224,794.70 51.72                   0.250   0.017   2.108
5828136  $    446,683.55 80.00                   0.250   0.017   0.983
5828147  $    126,257.74 80.00                   0.250   0.017   1.108
5828155  $    329,698.90 55.00                   0.250   0.017   2.108
5828185  $    440,839.34 70.46                   0.250   0.017   2.108
5828206  $    398,095.88 57.14                   0.250   0.017   2.108
5828236  $    165,739.80 80.00                   0.250   0.017   1.483
5828252  $     65,540.14 80.00                   0.250   0.017   2.108
5828253  $     36,415.84 90.00              13   0.250   0.017   1.983
5828266  $    202,827.00 62.08                   0.250   0.017   0.983
5828703  $    344,525.90 75.00                   0.250   0.017   2.108
5828726  $     72,863.79 76.84                   0.250   0.017   0.733
5828808  $    171,806.43 80.00                   0.250   0.017   1.108
5828909  $    177,537.86 75.62                   0.250   0.017   2.108
5828931  $    149,863.13 54.35                   0.250   0.017   2.108
5828945  $     32,367.99 90.00              13   0.250   0.017   1.733
5828970  $     78,705.89 80.00                   0.250   0.017   1.108
5829049  $    239,781.02 57.83                   0.250   0.017   2.108
5829063  $    309,717.14 68.13                   0.250   0.017   2.108
5829190  $    262,143.39 90.00              13   0.250   0.017   1.733
5829272  $    301,717.06 44.74                   0.250   0.017   1.983
5829368  $    399,420.50 80.00                   0.250   0.017   1.858
5829383  $    553,494.53 72.89                   0.250   0.017   2.108
5829993  $    169,787.94 58.62                   0.250   0.017   0.608
5830116  $    405,119.34 80.00                   0.250   0.017   0.858
5830127  $    345,579.30 78.10                   0.250   0.017   0.733
5830133  $    402,714.29 80.00                   0.250   0.017   0.733
5830152  $    372,399.96 59.68                   0.250   0.017   1.358
5830157  $    295,842.56 75.00                   0.250   0.017   0.233
5830170  $    364,589.25 69.52                   0.250   0.017   1.108
5830175  $    102,275.48 80.00                   0.250   0.017   0.733
5830205  $    175,768.96 80.00                   0.250   0.017   0.358
5830218  $    309,612.96 70.45                   0.250   0.017   0.608
5830225  $    179,678.90 75.00                   0.250   0.017   0.858
5830285  $    299,653.54 80.00                   0.250   0.017   0.983
5830387  $    311,620.64 80.00                   0.250   0.017   0.733
5830409  $    435,469.87 80.00                   0.250   0.017   0.733
5830414  $    178,782.35 59.27                   0.250   0.017   0.733
5830573  $    314,596.89 90.00              12   0.250   0.017   0.483
5830619  $    323,595.83 80.00                   0.250   0.017   0.608
5830624  $    398,662.50 80.00                   0.250   0.017   0.233
5830637  $    487,391.25 80.00                   0.250   0.017   0.608
5830662  $    336,579.62 79.86                   0.250   0.017   0.608
5830873  $    194,660.96 73.58                   0.250   0.017   0.983
5831039  $    399,538.06 72.46                   0.250   0.017   0.983
5831087  $    381,935.04 80.00                   0.250   0.017   0.733
5831117  $    299,625.76 42.86                   0.250   0.017   0.608
5831417  $    271,677.67 80.00                   0.250   0.017   0.858
5831431  $    269,663.20 77.14                   0.250   0.017   0.608
5831474  $    286,838.44 79.99                   0.250   0.017   0.608
5831490  $    383,471.04 90.00              11   0.250   0.017   0.608
5831520  $    270,852.93 80.00                   0.250   0.017   0.483
5831540  $    362,819.54 79.99                   0.250   0.017   0.858
5831550  $    356,493.20 70.00                   0.250   0.017   0.483
5831571  $    299,653.54 92.31              25   0.250   0.017   0.983
5831812  $    529,329.13 76.76                   0.250   0.017   0.733
5832770  $    299,588.77 67.44                   0.250   0.017   0.733
5832786  $    349,585.25 42.42                   0.250   0.017   0.858
5832792  $    317,770.92 80.00                   0.250   0.017   0.358
5832814  $    379,286.49 78.35                   0.250   0.017   0.608
5832830  $    319,610.92 68.09                   0.250   0.017   0.733
5832868  $    449,466.75 50.68                   0.250   0.017   0.858
5832911  $    379,525.98 58.91                   0.250   0.017   0.608
5832939  $    419,476.08 70.00                   0.250   0.017   0.608
5832969  $    549,649.28 78.57                   0.250   0.017   0.483
5832983  $    269,671.70 68.35                   0.250   0.017   0.733
5832990  $    399,414.69 68.97                   0.250   0.017   0.358
5833005  $    390,883.39 80.00                   0.250   0.017   0.358
5833016  $    374,507.74 57.69                   0.250   0.017   0.358
5833030  $    487,671.41 75.00                   0.250   0.017   0.858
5833040  $    339,564.89 60.18                   0.250   0.017   0.483
5833048  $    337,078.99 90.00              08   0.250   0.017   0.608
5833052  $    319,590.50 72.56                   0.250   0.017   0.483
5833067  $    348,353.63 80.00                   0.250   0.017   0.483
5833111  $    329,598.76 62.26                   0.250   0.017   0.733
5833129  $    348,325.95 75.00                   0.250   0.017   0.733
5833157  $    389,536.86 78.00                   0.250   0.017   0.858
5833169  $    287,658.72 72.00                   0.250   0.017   0.858
5833452  $    411,486.05 80.00                   0.250   0.017   0.608
5833460  $    332,595.11 90.00              13   0.250   0.017   0.733
5833500  $    307,625.51 78.97                   0.250   0.017   0.733
5833516  $    591,261.51 80.00                   0.250   0.017   0.608
5833529  $    330,817.51 80.00                   0.250   0.017   0.983
5833539  $    637,603.61 80.00                   0.250   0.017   0.608
5833815  $    479,071.55 80.00                   0.250   0.017   0.733
5833832  $    372,035.32 68.35                   0.250   0.017   0.608
5833849  $    271,147.34 80.00                   0.250   0.017   0.608
5833948  $     99,872.02 45.87                   0.250   0.017   0.483
5833957  $    649,268.49 70.27                   0.250   0.017   1.108
5833963  $    151,724.57 79.14                   0.250   0.017   0.983
5833974  $    470,541.72 76.60                   0.250   0.017   0.858
5833975  $     83,907.88 80.00                   0.250   0.017   1.233
5833982  $    299,585.73 67.11                   0.250   0.017   0.108
5834067  $    299,644.49 66.67                   0.250   0.017   0.858
5834078  $    318,602.04 74.36                   0.250   0.017   0.608
5834215  $    358,944.59 76.60                   0.250   0.017   0.733
5834216  $    269,069.58 77.14                   0.250   0.017   0.733
5834218  $    347,312.42 80.00                   0.250   0.017   0.358
5834535  $    279,259.89 80.00                   0.250   0.017   0.358
5834617  $    272,912.60 80.00                   0.250   0.017   0.608
5834659  $    438,068.11 80.00                   0.250   0.017   0.483
5834712  $    311,610.79 80.00                   0.250   0.017   0.608
5834748  $    299,606.17 71.68                   0.250   0.017   0.358
5834849  $    460,041.14 70.06                   0.250   0.017   0.733
5834878  $    204,769.31 78.24                   0.250   0.017   1.108
5834952  $    315,671.16 80.00                   0.250   0.017   0.733
5834974  $    334,622.97 94.37              06   0.250   0.017   1.108
5834996  $    393,508.49 64.07                   0.250   0.017   0.608
5836429  $    487,962.52 71.85                   0.250   0.017   0.733
5836444  $    359,240.15 80.00                   0.250   0.017   0.983
5836464  $    327,611.31 80.00                   0.250   0.017   0.858
5836602  $    399,525.98 70.80                   0.250   0.017   0.858
5836631  $    279,659.54 53.74                   0.250   0.017   0.733
5836678  $    625,937.68 75.00                   0.250   0.017   1.108
5836700  $    407,253.23 80.00                   0.250   0.017   0.733
5836751  $    311,453.53 80.00                   0.250   0.017   1.108
5836771  $    648,750.75 72.22                   0.250   0.017   0.858
5838733  $    357,118.52 80.00                   0.250   0.017   0.233
5838767  $    380,665.26 79.99                   0.250   0.017   0.233
5838795  $    258,135.75 94.99              01   0.250   0.017   0.733
5838806  $    499,360.15 62.50                   0.250   0.017   0.483
5838817  $    255,272.90 79.96                   0.250   0.017   0.483
5838973  $    263,519.13 79.99                   0.250   0.017   0.483
5840695  $    292,234.99 95.00              11   0.250   0.017   0.608
5840713  $    287,621.94 79.12                   0.250   0.017   0.358
5840717  $    325,094.83 80.00                   0.250   0.017   0.608
5840729  $    264,652.13 69.19                   0.250   0.017   0.358
5840732  $    333,182.59 80.00                   0.250   0.017   0.608
5840748  $    265,168.81 90.00              11   0.250   0.017   0.608
5840762  $    299,635.23 80.00                   0.250   0.017   0.733
5840766  $    498,806.41 51.28                   0.250   0.017   0.858
5840803  $    304,828.89 79.90                   0.250   0.017   0.733
5840811  $    337,156.83 80.00                   0.250   0.017   0.358
5840821  $    461,009.28 80.00                   0.250   0.017   0.483
5840827  $    479,385.74 78.69                   0.250   0.017   0.483
5840846  $    331,585.84 53.12                   0.250   0.017   0.608
5840850  $    269,627.16 75.00                   0.250   0.017   0.108
5840858  $    559,245.98 80.00                   0.250   0.017   0.233
5840860  $    301,037.98 75.35                   0.250   0.017   0.983
5840867  $    356,139.88 80.00                   0.250   0.017   0.358
5840881  $    289,620.10 73.70                   0.250   0.017   0.983
5840890  $    274,682.40 91.82              11   0.250   0.017   0.983
5840912  $    349,451.42 66.16                   0.250   0.017   0.483
5840977  $    459,440.67 80.00                   0.250   0.017   0.733
5840980  $    342,593.53 62.36                   0.250   0.017   0.858
5840986  $    368,739.44 80.00                   0.250   0.017   0.608
5840999  $    329,555.68 79.52                   0.250   0.017   0.233
5841005  $    281,534.64 73.73                   0.250   0.017   0.608
5841013  $    378,634.82 80.00                   0.250   0.017   0.483
5841040  $    374,566.91 71.43                   0.250   0.017   0.983
5841131  $    317,362.74 80.00                   0.250   0.017   0.358
5841139  $    624,220.35 50.00                   0.250   0.017   0.608
5841263  $    374,555.61 78.95                   0.250   0.017   0.858
5841328  $    449,424.13 64.29                   0.250   0.017   0.483
5841350  $    305,085.39 80.00                   0.250   0.017   0.358
5841365  $    316,864.00 90.00              11   0.250   0.017   0.733
5841373  $    276,870.79 75.00                   0.250   0.017   1.108
5841375  $    271,033.25 79.99                   0.250   0.017   0.233
5841382  $    359,527.43 73.47                   0.250   0.017   0.358
5841392  $     43,946.51 52.38                   0.250   0.017   0.733
5841407  $    267,698.39 80.00                   0.250   0.017   1.108
5841421  $    499,704.80 70.85                   0.250   0.017   0.858
5841439  $    314,593.84 57.27                   0.250   0.017   0.983
5841449  $    314,596.89 90.00              06   0.250   0.017   0.483
5841455  $    385,930.16 56.91                   0.250   0.017   0.733
5841463  $    525,326.87 80.00                   0.250   0.017   0.483
5841476  $    290,046.91 80.00                   0.250   0.017   0.733
5841523  $    475,359.09 80.00                   0.250   0.017   0.233
5843090  $    399,304.53 80.00                   0.250   0.017   0.983
5843369  $    319,610.90 80.00                   0.250   0.017   0.733
5843422  $    267,865.42 90.00              13   0.250   0.017   0.608
5845572  $    319,413.31 73.56                   0.250   0.017   0.733
5845598  $    489,703.15 73.13                   0.250   0.017   0.733
5845647  $    411,445.25 80.00                   0.250   0.017   0.233
5845657  $    449,452.83 79.93                   0.250   0.017   0.733
5845662  $    484,994.22 80.00                   0.250   0.017   0.608
5845666  $    303,610.95 80.00                   0.250   0.017   0.483
5845682  $    338,776.85 80.00                   0.250   0.017   0.608
5845683  $    319,477.92 76.18                   0.250   0.017   0.333
5845689  $    280,611.95 80.00                   0.250   0.017   0.108
5845700  $    399,501.02 80.00                   0.250   0.017   0.608
5845707  $    303,610.95 80.00                   0.250   0.017   0.483
5845716  $    440,064.27 79.99                   0.250   0.017   0.733
5845728  $    407,450.66 79.84                   0.250   0.017   0.233
5845734  $    363,123.45 80.00                   0.250   0.017   0.608
5845768  $    299,644.49 52.40                   0.250   0.017   0.858
5845806  $    309,603.28 74.70                   0.250   0.017   0.483
5845818  $    255,696.61 68.27                   0.250   0.017   0.858
5845832  $    283,645.71 80.00                   0.250   0.017   0.608
5845838  $    583,271.47 80.00                   0.250   0.017   0.608
5845851  $    291,644.95 80.00                   0.250   0.017   0.733
5845859  $    539,326.36 80.00                   0.250   0.017   0.608
5845867  $    315,495.72 79.99                   0.250   0.017   0.483
5845877  $    279,659.54 67.47                   0.250   0.017   0.733
5845885  $    267,629.91 80.00                   0.250   0.017   0.108
5845893  $    281,230.33 80.00                   0.250   0.017   0.358
5845906  $    393,907.99 80.00                   0.250   0.017   0.608
5845927  $    327,569.41 80.00                   0.250   0.017   0.358
5845931  $    271,317.64 80.00                   0.250   0.017   0.733
5845937  $    299,534.53 73.62                   0.250   0.017   0.108
5845955  $    269,671.70 67.50                   0.250   0.017   0.733
5845963  $    627,196.33 80.00                   0.250   0.017   0.483
5848015  $    391,511.01 79.19                   0.250   0.017   0.608
5848024  $    315,495.74 80.00                   0.250   0.017   0.483
5848036  $    291,626.32 80.00                   0.250   0.017   0.483
5848075  $    279,613.36 65.88                   0.250   0.017   0.108
5848131  $    313,577.22 44.92                   0.250   0.017   0.233
5848140  $    471,380.40 80.00                   0.250   0.017   0.358
5848181  $    345,945.28 80.00                   0.250   0.017   0.358
5848194  $    386,691.72 80.00                   0.250   0.017   0.358
5848231  $    499,689.22 65.79                   0.250   0.017   0.608
5848245  $    649,209.66 74.29                   0.250   0.017   0.733
5848257  $    271,660.69 80.00                   0.250   0.017   0.608
5848258  $    510,511.71 80.00                   0.250   0.017   0.233
5848269  $    649,595.99 63.41                   0.250   0.017   0.608
5848283  $    274,048.84 80.00                   0.250   0.017   0.483
5848293  $    575,603.60 80.00                   0.250   0.017   0.108
5848314  $    649,574.81 59.36                   0.250   0.017   0.358
5848330  $    470,412.45 70.83                   0.250   0.017   0.608
5848332  $    349,528.74 42.42                   0.250   0.017   0.233
5848337  $    275,256.20 80.00                   0.250   0.017   0.608
5848345  $    455,716.57 80.00                   0.250   0.017   0.608
5848369  $    649,595.99 77.84                   0.250   0.017   0.608
5848374  $    499,689.22 54.95                   0.250   0.017   0.608
5848380  $    499,360.15 66.67                   0.250   0.017   0.483
5848395  $    319,600.82 68.39                   0.250   0.017   0.608
5848396  $    449,409.28 32.14                   0.250   0.017   0.358
5848408  $    343,559.77 80.00                   0.250   0.017   0.483
5848418  $    499,589.29 50.70                   0.250   0.017   0.608
5848440  $    506,767.04 79.91                   0.250   0.017   0.608
5848443  $    549,278.02 63.36                   0.250   0.017   0.358
5848447  $    296,439.11 79.99                   0.250   0.017   0.733
5848448  $    451,450.41 79.87                   0.250   0.017   0.733
5848451  $    343,559.77 59.31                   0.250   0.017   0.483
5848577  $    449,346.54 60.08                   0.250   0.017   0.000
5848597  $    449,438.64 65.45                   0.250   0.017   0.608
5848602  $    649,209.66 74.29                   0.250   0.017   0.733
5848678  $    399,488.11 62.26                   0.250   0.017   0.483
5848688  $    319,600.82 75.29                   0.250   0.017   0.608
5848713  $    315,574.52 80.00                   0.250   0.017   0.233
5848732  $    503,670.31 80.00                   0.250   0.017   0.358
5848768  $    450,173.18 75.00                   0.250   0.017   0.483
5848778  $    429,835.01 80.00                   0.250   0.017   0.358
5848862  $    471,810.71 70.51                   0.250   0.017   0.608
5848873  $    549,658.14 79.14                   0.250   0.017   0.608
5849036  $    574,633.35 44.23                   0.250   0.017   0.483
5849066  $    518,868.92 80.00                   0.250   0.017   0.483
5849098  $    319,201.32 80.00                   0.250   0.017   0.608
5849133  $    649,606.23 74.71                   0.250   0.017   0.733

         $221,309,806.00


COUNT:                627
WAC:          8.472754616
WAM:          357.6529514
WALTV:        74.62224439

WFMBS
WFHMI / 2000-13  Exhibit F-3
30 YEAR FIXED RATE NON-RELOCATION LOANS


(i)       (xvii)                              (xviii)
-----     -----------                         -----------

MORTGAGE                                      NMI
LOAN                                          LOAN
NUMBER    SERVICER                            SELLER
--------  -----------------------------       -----------------------------
5783241   HSBC                                HSBC
5783259   HSBC                                HSBC
5783440   HSBC                                HSBC
5785159   HSBC                                HSBC
5788084   HSBC                                HSBC
5793992   HSBC                                HSBC
5797256   HSBC                                HSBC
5797296   HSBC                                HSBC
5798740   HSBC                                HSBC
5799717   HSBC                                HSBC
5801396   HSBC                                HSBC
5801405   HSBC                                HSBC
5801547   HIBERNIA NATIONAL BANK              HIBERNIA NATIONAL BANK
5802063   HOMESIDE LENDING                    HOMESIDE LENDING
5802092   HOMESIDE LENDING                    HOMESIDE LENDING
5802112   HOMESIDE LENDING                    HOMESIDE LENDING
5802126   HOMESIDE LENDING                    HOMESIDE LENDING
5802306   HOMESIDE LENDING                    HOMESIDE LENDING
5802687   HUNTINGTON MORTGAGE COMPANY         HUNTINGTON MORTGAGE COMPANY
5803145   HSBC                                HSBC
5804599   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5804614   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5804628   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5804691   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5804940   HSBC                                HSBC
5807303   NATIONAL CITY MORTGAGE CO           NATIONAL CITY MORTGAGE CO
5807366   FLEET REAL ESTATE FUNDING           FLEET REAL ESTATE FUNDING
5808081   HSBC                                HSBC
5808107   HSBC                                HSBC
5808119   HSBC                                HSBC
5808204   HSBC                                HSBC
5808456   FIRST UNION MORTGAGE CORP.          FIRST UNION MORTGAGE CORP.
5811531   HSBC                                HSBC
5811678   FIRST NATIONWIDE MORTGAGE CO        FIRST NATIONWIDE MORTGAGE CO
5812897   HSBC                                HSBC
5812934   HSBC                                HSBC
5813008   HSBC                                HSBC
5815001   HOMESIDE LENDING                    HOMESIDE LENDING
5815017   HOMESIDE LENDING                    HOMESIDE LENDING
5815047   HSBC                                HSBC
5815095   HOMESIDE LENDING                    HOMESIDE LENDING
5818289   HOMESIDE LENDING                    HOMESIDE LENDING
5818343   HOMESIDE LENDING                    HOMESIDE LENDING
5819927   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5819938   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820172   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820232   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820248   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820262   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820270   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820281   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820515   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820531   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820541   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820546   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820636   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820648   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820655   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820665   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820674   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820692   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5820739   FLEET REAL ESTATE FUNDING CO        FLEET REAL ESTATE FUNDING CO
5821619   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821631   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821650   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821802   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821812   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821839   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821927   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5821936   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821944   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5821945   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821956   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5821973   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5821985   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822000   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822015   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822021   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822025   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822033   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822056   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822061   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822073   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822074   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822075   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822080   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822082   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822085   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822086   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822090   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822096   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822107   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822109   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822110   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822115   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822120   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822125   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822126   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822305   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822308   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822319   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822320   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822327   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822345   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822384   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822390   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822399   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822401   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822427   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822437   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822443   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822446   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822450   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822456   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822464   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822469   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822477   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822559   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822562   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822569   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822571   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822583   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822593   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822596   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5822642   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822675   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822684   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822693   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822708   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822753   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822761   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822778   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822782   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822791   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822793   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822809   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822816   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822826   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822829   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822850   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822854   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822858   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822865   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822868   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822883   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5822914   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823007   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823025   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823031   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823098   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823099   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823106   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823108   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823115   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823124   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823227   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823262   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823267   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823276   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823282   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823286   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823306   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823308   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823322   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823346   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823347   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823367   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823433   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823441   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823449   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823457   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823512   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823529   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823543   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823549   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823560   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823563   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823568   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823577   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823600   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823606   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823613   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823625   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823654   HOMESIDE LENDING                    HOMESIDE LENDING
5823657   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823672   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823675   HOMESIDE LENDING                    HOMESIDE LENDING
5823677   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823679   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823681   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823686   HOMESIDE LENDING                    HOMESIDE LENDING
5823698   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823705   HOMESIDE LENDING                    HOMESIDE LENDING
5823715   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823719   HOMESIDE LENDING                    HOMESIDE LENDING
5823727   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823750   HOMESIDE LENDING                    HOMESIDE LENDING
5823764   HOMESIDE LENDING                    HOMESIDE LENDING
5823772   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823776   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823779   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823785   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823795   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823801   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823805   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5823809   HOMESIDE LENDING                    HOMESIDE LENDING
5823812   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823816   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823819   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823822   HOMESIDE LENDING                    HOMESIDE LENDING
5823825   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823827   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823834   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823840   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823842   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5823849   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823852   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823859   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823862   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823863   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823874   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823881   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823882   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823886   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823889   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823897   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823898   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823899   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823904   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823907   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823908   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823911   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823939   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823940   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823946   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823949   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823953   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823956   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823959   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823969   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823977   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823981   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823993   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5823996   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824002   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824012   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824171   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5824181   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824184   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824189   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824196   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824208   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5824228   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824234   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824242   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824244   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824254   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824265   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824279   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824287   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824313   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824328   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824340   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824344   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824345   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824350   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824353   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824357   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824358   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824359   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824369   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824370   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824386   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824399   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824400   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824401   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824409   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824415   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824442   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824451   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824459   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824463   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824467   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824469   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824476   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824478   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824484   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824490   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824499   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824504   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824508   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824512   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824516   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824524   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824525   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824532   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824536   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824546   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824548   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824553   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824559   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824567   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824574   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824576   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824581   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5824620   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824624   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824652   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824660   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824671   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824687   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824692   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824710   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824721   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824735   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824749   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824792   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824801   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824808   BANK UNITED OF TEXAS                BANK UNITED OF TEXAS
5824999   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5825012   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825017   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825021   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825095   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825099   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825101   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825107   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825115   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825307   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825330   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825344   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825362   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825371   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825378   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825382   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825391   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825403   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825545   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825552   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825560   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5825599   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825614   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825634   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825644   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825653   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825659   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825671   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825713   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825723   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825729   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825736   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825743   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825749   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825758   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825830   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825841   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825853   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825860   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825878   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825966   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825967   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825970   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825972   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825975   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825976   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825977   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5825981   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5826991   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5827048   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5827868   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5827903   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5827958   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5827973   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5827988   WASHINGTON MUTUAL BANK, F.A.        WASHINGTON MUTUAL BANK, F.A.
5828052   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828064   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828117   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828125   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828129   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828136   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828147   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828155   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828185   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828206   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828236   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828252   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828253   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828266   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828703   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828726   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828808   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828909   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828931   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828945   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5828970   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5829049   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5829063   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5829190   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5829272   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5829368   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5829383   FIRST HORIZON HOME LOAN CORP        FIRST HORIZON HOME LOAN CORP
5829993   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830116   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830127   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830133   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830152   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830157   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830170   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830175   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830205   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830218   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830225   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830285   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830387   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830409   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830414   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830573   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830619   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830624   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830637   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830662   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5830873   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831039   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831087   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831117   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831417   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831431   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831474   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831490   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831520   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831540   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831550   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831571   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5831812   COLONIAL SAVINGS & LOAN             COLONIAL SAVINGS & LOAN
5832770   HSBC                                HSBC
5832786   HSBC                                HSBC
5832792   HSBC                                HSBC
5832814   HSBC                                HSBC
5832830   HSBC                                HSBC
5832868   HSBC                                HSBC
5832911   HSBC                                HSBC
5832939   HSBC                                HSBC
5832969   HSBC                                HSBC
5832983   HSBC                                HSBC
5832990   HSBC                                HSBC
5833005   HSBC                                HSBC
5833016   HSBC                                HSBC
5833030   HSBC                                HSBC
5833040   HSBC                                HSBC
5833048   HSBC                                HSBC
5833052   HSBC                                HSBC
5833067   HSBC                                HSBC
5833111   HSBC                                HSBC
5833129   HSBC                                HSBC
5833157   HSBC                                HSBC
5833169   HSBC                                HSBC
5833452   HOMESIDE LENDING                    HOMESIDE LENDING
5833460   HOMESIDE LENDING                    HOMESIDE LENDING
5833500   HOMESIDE LENDING                    HOMESIDE LENDING
5833516   HOMESIDE LENDING                    HOMESIDE LENDING
5833529   HOMESIDE LENDING                    HOMESIDE LENDING
5833539   HOMESIDE LENDING                    HOMESIDE LENDING
5833815   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5833832   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5833849   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5833948   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5833957   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5833963   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5833974   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5833975   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5833982   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834067   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834078   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834215   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834216   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834218   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834535   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834617   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834659   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834712   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834748   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834849   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834878   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834952   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834974   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5834996   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5836429   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5836444   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5836464   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5836602   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5836631   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5836678   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5836700   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5836751   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5836771   OLD KENT MORTGAGE COMPANY           OLD KENT MORTGAGE COMPANY
5838733   HOMESIDE LENDING                    HOMESIDE LENDING
5838767   HOMESIDE LENDING                    HOMESIDE LENDING
5838795   HOMESIDE LENDING                    HOMESIDE LENDING
5838806   HOMESIDE LENDING                    HOMESIDE LENDING
5838817   HOMESIDE LENDING                    HOMESIDE LENDING
5838973   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5840695   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840713   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840717   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840729   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840732   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840748   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840762   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840766   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840803   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840811   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840821   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840827   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840846   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840850   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840858   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840860   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840867   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840881   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840890   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840912   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840977   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840980   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5840986   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5840999   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841005   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841013   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841040   HOMESIDE LENDING                    HOMESIDE LENDING
5841131   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841139   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841263   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841328   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841350   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841365   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841373   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841375   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841382   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841392   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5841407   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5841421   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5841439   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841449   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841455   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841463   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841476   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5841523   FIRST UNION MORTGAGE CORP           FIRST UNION MORTGAGE CORP
5843090   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5843369   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5843422   NATIONAL CITY MORTGAGE C            NATIONAL CITY MORTGAGE C
5845572   HOMESIDE LENDING                    HOMESIDE LENDING
5845598   HOMESIDE LENDING                    HOMESIDE LENDING
5845647   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845657   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845662   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845666   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845682   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845683   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845689   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845700   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845707   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845716   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845728   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845734   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845768   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845806   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845818   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845832   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845838   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845851   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845859   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845867   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845877   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845885   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845893   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845906   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845927   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845931   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845937   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845955   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5845963   CHEVY CHASE SAVINGS BANK            CHEVY CHASE SAVINGS BANK
5848015   HSBC                                HSBC
5848024   HSBC                                HSBC
5848036   HSBC                                HSBC
5848075   HSBC                                HSBC
5848131   HSBC                                HSBC
5848140   HSBC                                HSBC
5848181   HSBC                                HSBC
5848194   HSBC                                HSBC
5848231   HSBC                                HSBC
5848245   HSBC                                HSBC
5848257   HSBC                                HSBC
5848258   HSBC                                HSBC
5848269   HSBC                                HSBC
5848283   HSBC                                HSBC
5848293   HSBC                                HSBC
5848314   HSBC                                HSBC
5848330   HSBC                                HSBC
5848332   HSBC                                HSBC
5848337   HSBC                                HSBC
5848345   HSBC                                HSBC
5848369   HSBC                                HSBC
5848374   HSBC                                HSBC
5848380   HSBC                                HSBC
5848395   HSBC                                HSBC
5848396   HSBC                                HSBC
5848408   HSBC                                HSBC
5848418   HSBC                                HSBC
5848440   HSBC                                HSBC
5848443   HSBC                                HSBC
5848447   HSBC                                HSBC
5848448   HSBC                                HSBC
5848451   HSBC                                HSBC
5848577   HSBC                                HSBC
5848597   HSBC                                HSBC
5848602   HSBC                                HSBC
5848678   HSBC                                HSBC
5848688   HSBC                                HSBC
5848713   HSBC                                HSBC
5848732   HSBC                                HSBC
5848768   HSBC                                HSBC
5848778   HSBC                                HSBC
5848862   HSBC                                HSBC
5848873   HSBC                                HSBC
5849036   HSBC                                HSBC
5849066   HSBC                                HSBC
5849098   HSBC                                HSBC
5849133   HSBC                                HSBC


COUNT:                                    627
WAC:                              8.472754616
WAM:                              357.6529514
WALTV:                            74.62224439

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                       (for Trust Administrator/Custodian)

Loan Information
----------------

      Name of Mortgagor:                  ____________________________________

      Servicer
      Loan No.:                           ____________________________________

Custodian/Trust Administrator
-----------------------------

      Name:                               ____________________________________

      Address:                            ____________________________________

                                          ____________________________________


      Custodian/Trustee
      Mortgage File No.:                  ____________________________________

Seller
------

      Name:                               ____________________________________

      Address:                            ____________________________________

                                          ____________________________________

      Certificates:                        Mortgage Pass-Through Certificates,
                                           Series 2000-13

            The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trust Administrator for the Holders of Mortgage Pass-Through Certificates, Series 2000-13, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of November 30, 2000 (the "Pooling and Servicing Agreement") among the Trust Administrator, the Seller, the Master Servicer and the United States Trust Company of New York, as Trustee.

( ) Promissory Note dated ______________, 20__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( )   Mortgage   recorded   on   _____________________   as   instrument   no.
      ______________  in  the  County  Recorder's  Office  of  the  County  of
      ____________________,     State    of     _______________________     in
      book/reel/docket  ____________________ of official records at page/image
      ____________.

( )   Deed  of  Trust  recorded  on  ____________________  as  instrument  no.
      _________________  in the  County  Recorder's  Office  of the  County of
      ___________________,  State  of  _________________  in  book/reel/docket
      ____________________ of official records at page/image ____________.

( )   Assignment  of  Mortgage  or Deed of Trust to the  Trustee,  recorded on
      ______________________________  as instrument no.  ______________ in the
      County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ____________.

( )   Other  documents,   including  any  amendments,   assignments  or  other
      assumptions of the Mortgage Note or Mortgage.

      ( )   _____________________________________________

      ( )   _____________________________________________

      ( )   _____________________________________________

      ( )   _____________________________________________

      The undersigned Master Servicer hereby acknowledges and agrees as follows:

      (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

      (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

      (3) The Master Servicer shall return the Documents to the Trust Administrator when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

      (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Administrator, on behalf of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.


                                       WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION



                                       By:____________________________________
                                          Name:
                                          Title:

Date: ________________, 20__

                                    EXHIBIT H

                                            AFFIDAVIT PURSUANT TO SECTION
                                            860E(e)(4) OF THE INTERNAL REVENUE
                                            CODE OF 1986, AS AMENDED, AND FOR
                                            NON-ERISA INVESTORS


STATE OF                )
                        )  ss.:
COUNTY OF               )


             [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

            2. That  the  Purchaser's  Taxpayer  Identification  Number  is
[             ].

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-13, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

            6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

            9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to
Section 8.14 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 20__.


                                       [Name of Purchaser]



                                       By:____________________________________
                                          [Name of Officer]
                                          [Title of Officer]



            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of __________, 20__.



------------------------------------
Notary Public

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                    EXHIBIT I

                [Letter from Transferor of Class A-R Certificate]




                                     [Date]

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202

Re: Wells Fargo Asset Securities Corporation,
    Series 2000-13, Class A-R
    -----------------------------------------

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                                Very truly yours,
                                                [Transferor]



                                                ----------------------

                                    EXHIBIT J

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-13
                      CLASS [B-4] [B-5] [B-6] CERTIFICATES
                               TRANSFEREE'S LETTER


                                                      ----------------- --, ----


First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703


            The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-13, Class [B-4] [B-5] [B-6] Certificates (the "Class [B-4] [B-5] [B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of November 30, 2000 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and the United States Trust Company of New York, as trustee (the Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-13.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trust Administrator that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-4] [B-5] [B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [B-4] [B-5] [B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            (c) [The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-4] [B-5] [B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-4] [B-5] [B-6] Certificates and can afford a complete loss of such investment.]

            [(d) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (e) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated _______________, relating to the Class [B-4] [B-5] [B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [B-4] [B-5] [B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-4] [B-5] [B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-4] [B-5] [B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-4] [B-5] [B-6] Certificates other than in connection with a subsequent sale of Class [B-4] [B-5] [B-6] Certificates.

            (f) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4] [B-5] [B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4] [B-5] [B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trust Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            (g) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-4] [B-5] [B-6] Certificates is in compliance therewith.

            Section 3. Transfer of Class [B-4] [B-5] [B-6] Certificates.

            (a) The Purchaser understands that the Class [B-4] [B-5] [B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-4] [B-5] [B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trust Administrator is under any obligation to register the Class [B-4] [B-5] [B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trust Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trust Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Master Servicer, any Paying Agent acting on behalf of the Trust Administrator and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [B-4] [B-5] [B-6] shall be made unless the transferee provides the Seller and the Trust Administrator with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [B-4] [B-5] [B-6] bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.


                                       [PURCHASER]


                                       By:____________________________________

                                       Its:___________________________________

                                    EXHIBIT K

                                   [Reserved]

                                    EXHIBIT L

                              SERVICING AGREEMENTS


                            WFHM Servicing Agreement

                 National City Mortgage Co. Servicing Agreement

                   Washington Mutual, Inc. Servicing Agreement

               HSBC Mortgage Corporation (USA) Servicing Agreement

                         Bank United Servicing Agreement

                  Chevy Chase Bank, F.S.B. Servicing Agreement

              First Union Mortgage Corporation Servicing Agreement

                   HomeSide Lending, Inc. Servicing Agreement

                    Fleet Mortgage Corp. Servicing Agreement

             First Horizon Home Loan Corporation Servicing Agreement

                  Old Kent Mortgage Company Servicing Agreement

                   Hibernia National Bank Servicing Agreement

                   Colonial Savings, F.A. Servicing Agreement

               The Huntington Mortgage Company Servicing Agreement

            First Nationwide Mortgage Corporation Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
                 -----------------------------------------------

            This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Wells Fargo Bank Minnesota, National Association (the "Company" and "Wells Fargo Bank") and ____________________ (the "Purchaser").


                              PRELIMINARY STATEMENT


            ________________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-13, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of November 30, 2000 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trust Administrator and the United States Trust Company of New York, as Trustee.

            ________________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms
                         -------------

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least P-1 by Moody's Investors Service, Inc. ("Moody's") or at least F-1 by Fitch, Inc. ("Fitch") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch or Aa by Moody's, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or F-1 by Fitch or (z) the depository institution or trust company is one that is acceptable to either Moody's or Fitch and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.02 Definitions Incorporated by Reference
                         -------------------------------------

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01 Reports and Notices
                         -------------------

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

            (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings
                         -----------------------------------------------------

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.03 Purchaser's Election to Commence Foreclosure
                         Proceedings
                         --------------------------------------------

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 2.04 Termination
                         -----------

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.


                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

            Section 3.01 Collateral Fund
                         ---------------

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-13. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.02 Collateral Fund Permitted Investments
                         -------------------------------------

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.03 Grant of Security Interest
                         --------------------------

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04 Collateral Shortfalls
                         ---------------------

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.


                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01 Amendment
                         ---------

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 4.02 Counterparts
                         ------------

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.03 Governing Law
                         -------------

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.04 Notices
                         -------

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a) in the case of the Company,

                Wells Fargo Bank Minnesota, National Association
                7485 New Horizon Way
                Frederick, MD 21703
                Attention:  Vice President, Master Servicing
                Phone:      301-696-7800
                Fax:        301-815-6365

            (b) in the case of the Purchaser,

                __________________________________________
                __________________________________________
                __________________________________________
                Attention: _______________________________

            Section 4.05 Severability of Provisions
                         --------------------------

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.06 Successors and Assigns
                         ----------------------

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 4.07 Article and Section Headings
                         ----------------------------

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.08 Confidentiality
                         ---------------

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.09 Indemnification
                         ---------------

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                       Wells Fargo Bank Minnesota, National
                                         Association


                                       By:____________________________________
                                          Name:
                                          Title:



                                       ------------------------------------


                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

                    Wells Fargo Asset Securities Corporation,
               Mortgage Pass-Through Certificates, Series 2000-13
                 Applicable Unscheduled Principal Receipt Period


                                          Full Unscheduled         Partial Unscheduled
Servicer                                 Principal Receipts         Principal Receipts
--------                                 ------------------        -------------------

WFHM (Type 1)                                 Mid-Month                 Mid-Month
WFHM (Type 2)                                Prior Month               Prior Month
National City Mortgage Co.                    Mid-Month                Prior Month
Washington Mutual Bank, FA                    Mid-Month                Prior Month
HSBC Mortgage Corporation (USA)               Mid-Month                Prior Month
Bank United                                   Mid-Month                Prior Month
Chevy Chase Bank, F.S.B.                      Mid-Month                Prior Month
First Union Mortgage Corporation              Mid-Month                Prior Month
HomeSide Lending, Inc.                       Prior Month               Prior Month
Fleet Mortgage Corp.                          Mid-Month                Prior Month
First Horizon Home Loan Corporation           Mid-Month                Prior Month
Old Kent Mortgage Company                     Mid-Month                Prior Month
Hibernia National Bank                        Mid-Month                Prior Month
Colonial Savings, F.A.                        Mid-Month                Prior Month
The Huntington Mortgage Company               Mid-Month                Prior Month
First Nationwide Mortgage Corporation         Mid-Month                Prior Month